Free Writing Prospectus
                                                   Filed Pursuant to Rule 433
                                     Registration Statement No. 333-120274-38

Below are responses for Tricadia's questions:
===============================================================
* % silent seconds
56.58

* CLTV of entire deal incl. silent seconds
86.97

* % deal option ARMs (If in deal, please identify the loans types) No Option ARMs in the pool

* % deal 40-year loans
No 40-year loans in the pool

* FICO in 25pt buckets for 70-74.99% and 75-79.99%.

FICO    LTV < 70        70 < LTV < 75   75 < LTV < 80   LTV = 80      LTV > 80
N/A   0     0      0.04    0     0.03
575.001 - 600.000       0.04    0       0       0       0
600.001 - 625.000       0.25    0.02    0.16    0.51    0.04
625.001 - 650.000       1.16    0.79    1.21    2.66    0.67
650.001 - 675.000       1.84    1.25    3.06    8.39    0.92
675.001 - 700.000       1.69    1.31    3.43    11.29   1.32
700.001 - 725.000       1.79    1.02    2.99    10.65   1.8
725.001 - 750.000       1.28    0.83    2.9     10.53   1.09
750.001 - 775.000       1.12    0.75    2.2     6.84    1.39
775.001 - 800.000       1.08    0.55    1.79    5.07    0.74
800.001 - 825.000       0.21    0.27    0.06    0.75    0.21
Total:  10.46   6.79    17.83   56.7    8.21


* Second lien strats
No seconds in the pool

* RA expected cumm losses
Provided verbally

* Excess spread table
Attached:
<<gsaa0515 excess spread 120505.xls>>

* IO CLTV incl. silent seconds

87.31

* WA DTI for entire deal incl. silent seconds
36.92

* Can you tell me what % of loans were kicked out of the collateral pool. Of the kicked out loans please provide the % breakout of why they were kicked out due to appraisals, credit, compliance, and other.

To follow



IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA0515
EXCESS INTEREST

                                        This material is for your information. This material is not to be construed as
Period    Date                          an offer to sell or the solicitation of any offer to buy any security in any
Total              Excess Interest %    jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that
     0   25-Dec-05                      will actually be sold. The information contained in this material may be based
     1   25-Jan-06            1.567%    on assumptions regarding market conditions and other matters as reflected in this
     2   25-Feb-06            0.902%    material. We make no representations regarding the reasonableness of such assumptions or
     3   25-Mar-06            0.948%    the likelihood that any of such assumptions will coincide with actual market conditions
     4   25-Apr-06            0.913%    or events, and this material should not be relied upon for such purposes. We and our
     5   25-May-06            0.938%    affiliates, officers, directors, partners and employees, including persons involved in
     6   25-Jun-06            0.924%    the preparation or issuance of this material may, from time to time, have long
     7   25-Jul-06            0.953%    or short positions in, and buy or sell, the securities mentioned in this material
     8   25-Aug-06            0.933%    or derivatives of those securities (including options). Information contained in
     9   25-Sep-06            0.938%    this material is current as of the date appearing on this material only and supersedes
    10   25-Oct-06            0.976%    all prior information regarding the securities and assets referred to in this material.
    11   25-Nov-06            0.972%    Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition,
    12   25-Dec-06            1.014%    subject to applicable law, you may disclose any and all aspects of any potential
    13   25-Jan-07            0.979%    transaction or structure described herein that are necessary to support any U.S. federal
    14   25-Feb-07            0.982%    income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
    15   25-Mar-07            1.121%
    16   25-Apr-07            0.987%
    17   25-May-07            1.039%
    18   25-Jun-07            0.992%
    19   25-Jul-07            1.048%
    20   25-Aug-07            0.996%
    21   25-Sep-07            0.997%
    22   25-Oct-07            1.063%
    23   25-Nov-07            1.054%
    24   25-Dec-07            1.126%
    25   25-Jan-08            1.057%
    26   25-Feb-08            1.058%
    27   25-Mar-08            1.206%
    28   25-Apr-08            1.058%
    29   25-May-08            1.138%
    30   25-Jun-08            1.063%
    31   25-Jul-08            1.146%
    32   25-Aug-08            1.068%


    33   25-Sep-08            1.071%
    34   25-Oct-08            1.308%
    35   25-Nov-08            1.292%
    36   25-Dec-08            1.398%
    37   25-Jan-09            1.297%
    38   25-Feb-09            1.322%
    39   25-Mar-09            1.647%
    40   25-Apr-09            1.336%
    41   25-May-09            1.446%
    42   25-Jun-09            1.343%
    43   25-Jul-09            1.455%
    44   25-Aug-09            1.349%
    45   25-Sep-09            1.353%
    46   25-Oct-09            1.468%
    47   25-Nov-09            1.359%
    48   25-Dec-09            1.476%
    49   25-Jan-10            1.368%
    50   25-Feb-10            1.374%
    51   25-Mar-10            1.726%
    52   25-Apr-10            1.387%
    53   25-May-10            1.510%
    54   25-Jun-10            1.400%
    55   25-Jul-10            1.524%
    56   25-Aug-10            1.413%
    57   25-Sep-10            1.420%
    58   25-Oct-10            1.704%
    59   25-Nov-10            2.106%
    60   25-Dec-10            2.267%
    61   25-Jan-11            2.123%
    62   25-Feb-11            2.128%
    63   25-Mar-11            2.585%
    64   25-Apr-11            2.140%
    65   25-May-11            2.296%
    66   25-Jun-11            2.153%
    67   25-Jul-11            2.309%
    68   25-Aug-11            2.166%
    69   25-Sep-11            2.173%
    70   25-Oct-11            2.329%
    71   25-Nov-11            2.187%
    72   25-Dec-11            2.342%


    73   25-Jan-12            2.200%
    74   25-Feb-12            2.207%
    75   25-Mar-12            2.510%
    76   25-Apr-12            2.222%
    77   25-May-12            2.376%

                                                        Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

              GSAA0515 2A4
              Spike Libor to 20

              GSAA0515 2A4
              Spike Libor to 20

                                          10 CPR                15 CPR             20 CPR
    Period         Date         Effective Coupon      Effective Coupon   Effective Coupon
    Total

         0    29-Dec-05                  0.00000               0.00000            0.00000
         1    25-Jan-06                 20.40000              20.40000           20.40000
         2    25-Feb-06                 20.40000              20.40000           20.40000
         3    25-Mar-06                 20.40000              20.40000           20.40000
         4    25-Apr-06                 18.81866              19.01240           19.22106
         5    25-May-06                 18.85030              19.10101           19.37232
         6    25-Jun-06                 17.77176              18.07070           18.39595
         7    25-Jul-06                 17.82635              18.17430           18.55467
         8    25-Aug-06                 16.80699              17.19442           17.62030
         9    25-Sep-06                 16.35335              16.77937           17.25007
        10    25-Oct-06                 16.43984              16.90429           17.41979
        11    25-Nov-06                 15.43546              15.92208           16.46530
        12    25-Dec-06                 15.55084              16.06941           16.65084
        13    25-Jan-07                 14.67100              15.21223           15.82268
        14    25-Feb-07                 14.31362              14.87825           15.51840
        15    25-Mar-07                 15.57371              16.17115           16.84991
        16    25-Apr-07                 13.62626              14.22760           14.91643
        17    25-May-07                 13.80041              14.42404           15.14132
        18    25-Jun-07                 13.02203              13.65721           14.39248
        19    25-Jul-07                 13.19476              13.84505           14.60068
        20    25-Aug-07                 12.45151              13.11009           13.88047
        21    25-Sep-07                 12.18333              12.85108           13.63630
        22    25-Oct-07                 12.35734              13.03116           13.82629
        23    25-Nov-07                 11.53247              12.17383           12.93602
        24    25-Dec-07                 11.75116              12.39633           13.16556
        25    25-Jan-08                 11.09134              11.73937           12.51768
        26    25-Feb-08                 10.88672              11.53715           12.32249
        27    25-Mar-08                 11.59866              12.24880           13.03411
        28    25-Apr-08                 10.50611              11.15842           11.95450
        29    25-May-08                 10.81278              11.46352           12.25981
        30    25-Jun-08                 10.21031              10.86126           11.66424
        31    25-Jul-08                 10.46845              11.11528           11.91510
        32    25-Aug-08                  9.88387              10.53038           11.33656
        33    25-Sep-08                  9.73042              10.37334           11.17940
        34    25-Oct-08                  9.95478              10.52304           11.23696
        35    25-Nov-08                  9.67211              10.17327           10.80874
        36    25-Dec-08                 10.03805              10.52698           11.14793
        37    25-Jan-09                  9.47963               9.97167           10.60256
        38    25-Feb-09                  9.38373               9.87193           10.50141
        39    25-Mar-09                 10.78382              11.23818           11.81632
        40    25-Apr-09                  9.30142               9.78176           10.40215
        41    25-May-09                  9.85211              10.31896           10.91955
        42    25-Jun-09                  9.31384               9.78589           10.39588
        43    25-Jul-09                  9.69655              10.15280           10.74024
        44    25-Aug-09                  9.16125               9.62360           10.22138
        45    25-Sep-09                  9.08960               9.54693           10.13831
        46    25-Oct-09                  9.54785               9.98747           10.55368
        47    25-Nov-09                  9.06036               9.50804           10.08656
        48    25-Dec-09                  9.45544               9.88354           10.43468
        49    25-Jan-10                  8.93664               9.37389            9.93857
        50    25-Feb-10                  8.87850               9.31050            9.86811
        51    25-Mar-10                 10.32120              10.69044           11.16159
        52    25-Apr-10                  8.76931               9.19055            9.73404
        53    25-May-10                  9.16887               9.56539           10.07862
        54    25-Jun-10                  8.66895               9.07617            9.60866
        55    25-Jul-10                  9.06994               9.45137            9.95148
        56    25-Aug-10                  8.57672               8.97012            9.49148
        57    25-Sep-10                  8.53347               8.91959            9.43470
        58    25-Oct-10                  9.47244               9.77675           10.17713
        59    25-Nov-10                 10.19836              10.26745           10.32885
        60    25-Dec-10                 10.85088              10.88986           10.91194
        61    25-Jan-11                 10.26058              10.33022           10.39607
        62    25-Feb-11                 10.26309              10.33286           10.40093
        63    25-Mar-11                 12.23899              12.23899           12.23899
        64    25-Apr-11                 10.25577              10.28515           10.27578
        65    25-May-11                 10.86651              10.90201           10.92804
        66    25-Jun-11                 10.28045              10.35085           10.42841
        67    25-Jul-11                 10.86993              10.90399           10.93174
        68    25-Aug-11                 10.28580              10.35655           10.43921
        69    25-Sep-11                 10.28852              10.35947           10.44477
        70    25-Oct-11                 10.87797              10.90983           10.94033
        71    25-Nov-11                 10.30349              10.37488           10.46572
        72    25-Dec-11                 10.88877              10.91914           10.95158
        73    25-Jan-12                 10.30917              10.38101           10.47761
        74    25-Feb-12                 10.31207              10.38413           10.48372
        75    25-Mar-12                 11.53053              11.50793           11.46699
        76    25-Apr-12                 10.31796              10.39052           10.49898
        77    25-May-12                 10.89823              10.92470           10.96775
        78    25-Jun-12                 10.32400              10.39709           10.51092
        79    25-Jul-12                 10.90128              10.92703           10.97763
        80    25-Aug-12                 10.32790              10.40408           10.52091
        81    25-Sep-12                 10.35482              10.43300           10.55158
        82    25-Oct-12                 11.07484              11.10254           11.16555
        83    25-Nov-12                 10.58412              10.66726           10.79107
        84    25-Dec-12                 11.18734              11.21641           11.28840
        85    25-Jan-13                 10.60479              10.69209           10.81964
        86    25-Feb-13                 10.60656              10.69595           10.82540
        87    25-Mar-13                 12.54663              12.54663           12.54663
        88    25-Apr-13                 10.59503              10.58115           10.68806
        89    25-May-13                 11.19246              11.22517           11.32041
        90    25-Jun-13                 10.61657              10.71474           10.85236
        91    25-Jul-13                 11.19507              11.22933           11.33457
        92    25-Aug-13                 10.62030              10.72310           10.86516
        93    25-Sep-13                 10.62227              10.72745           10.87183
        94    25-Oct-13                 11.19733              11.23402           11.35507
        95    25-Nov-13                 10.62612              10.73618           10.88539
        96    25-Dec-13                 11.19881              11.23720           11.36935
        97    25-Jan-14                 10.63004              10.74517           10.89949
        98    25-Feb-14                 10.63203              10.74976           10.90675
        99    25-Mar-14                 12.55055              12.55055           12.55055
       100    25-Apr-14                 10.59484              10.57628           10.85214
       101    25-May-14                 11.20265              11.24555           11.40756
       102    25-Jun-14                 10.64020              10.77000           10.93722
       103    25-Jul-14                 11.20424              11.25225           11.42391
       104    25-Aug-14                 10.64441              10.78274           10.95337
       105    25-Sep-14                 10.64654              10.78645           10.96169
       106    25-Oct-14                 11.20669              11.26373           11.44967
       107    25-Nov-14                 10.65088              10.79403           10.97881
       108    25-Dec-14                 11.20836              11.27167           11.46769
       109    25-Jan-15                 10.65531              10.80184           10.99661
       110    25-Feb-15                 10.65756              10.80583           11.00577
       111    25-Mar-15                 12.55200              12.55200           12.58721
       112    25-Apr-15                 10.59270              10.63648           11.02465
       113    25-May-15                 11.21269              11.29255           11.51596
       114    25-Jun-15                 10.66678              10.82238           11.04428
       115    25-Jul-15                 11.21449              11.30134           11.53663
       116    25-Aug-15                 10.67154              10.83102           11.06469
       117    25-Sep-15                 10.67395              10.83544           11.07520
       118    25-Oct-15                 11.21775              11.31552           11.56973
       119    25-Nov-15                 10.74661              10.91366           11.16871
       120    25-Dec-15                 11.46001              11.56721           11.84121
       121    25-Jan-16                 10.91286              11.08619           11.35829
       122    25-Feb-16                 10.91545              11.09109           11.37028
       123    25-Mar-16                 12.05794              12.11056           12.41673
       124    25-Apr-16                 10.92072              11.10110           11.39499
       125    25-May-16                 11.46467              11.59289           11.90442
       126    25-Jun-16                 10.92611              11.11143           11.42073
       127    25-Jul-16                 11.46660              11.60372           11.93156
       128    25-Aug-16                 10.93162              11.12208           11.44753
       129    25-Sep-16                 10.93441              11.12753           11.46135
       130    25-Oct-16                 11.46958              11.62062           11.97440
       131    25-Nov-16                 10.94011              11.13869           11.48984
       132    25-Dec-16                 11.47163              11.63233           12.00444
       133    25-Jan-17                 10.94593              11.15020           11.51952
       134    25-Feb-17                 10.94889              11.15609           11.53482
       135    25-Mar-17                 12.85431              12.85431           13.18894
       136    25-Apr-17                 10.78499              11.07998           11.56638
       137    25-May-17                 11.47693              11.66324           12.08516
       138    25-Jun-17                 10.96107              11.18059           11.59926
       139    25-Jul-17                 11.47914              11.67630           12.11984
       140    25-Aug-17                 10.96738              11.19343           11.63352
       141    25-Sep-17                 10.97058              11.20000           11.65119
       142    25-Oct-17                 11.48254              11.69668           12.17462
       143    25-Nov-17                 10.97710              11.21347           11.68764
       144    25-Dec-17                 11.48487              11.71081           12.21307
       145    25-Jan-18                 10.98378              11.22736           11.72563
       146    25-Feb-18                 10.98717              11.23448           11.74523
       147    25-Mar-18                 12.85547              12.85547           13.42668
       148    25-Apr-18                 10.77929              11.24137           11.78566
       149    25-May-18                 11.49093              11.74817           12.31647
       150    25-Jun-18                 11.00132              11.26411           11.82781
       151    25-Jul-18                 11.49509              11.76397           12.36094
       152    25-Aug-18                 11.01141              11.27965           11.87176
       153    25-Sep-18                 11.01655              11.28761           11.89443
       154    25-Oct-18                 11.50347              11.78864           12.43123
       155    25-Nov-18                 11.02252              11.30392           11.94123
       156    25-Dec-18                 11.50923              11.80577           12.48061
       157    25-Jan-19                 11.02817              11.32076           11.99004
       158    25-Feb-19                 11.03104              11.32939           12.01523
       159    25-Mar-19                 12.85670              12.95390           13.73186
       160    25-Apr-19                 10.81606              11.34708           12.06722
       161    25-May-19                 11.52425              11.85110           12.61357
       162    25-Jun-19                 11.04288              11.36536           12.12146
       163    25-Jul-19                 11.53051              11.87030           12.67082
       164    25-Aug-19                 11.04902              11.38425           12.17806
       165    25-Sep-19                 11.05215              11.39393           12.20728
       166    25-Oct-19                 11.54020              11.90031           12.76139
       167    25-Nov-19                 11.05852              11.41378           12.26926
       168    25-Dec-19                 11.54686              11.92117           12.83138
       169    25-Jan-20                 11.06504              11.43430           12.34144
       170    25-Feb-20                 11.06837              11.44482           12.37904
       171    25-Mar-20                 12.08438              12.49470           13.52312
       172    25-Apr-20                 11.07515              11.46640           12.45743
       173    25-May-20                 11.56425              11.97645           13.03126
       174    25-Jun-20                 11.08210              11.48871           12.54033
       175    25-Jul-20                 11.57152              11.99989           13.11937
       176    25-Aug-20                 11.08922              11.51179           12.62807
       177    25-Sep-20                 11.09286              11.52363           12.67387
       178    25-Oct-20                 11.58278              12.03659           13.26138
       179    25-Nov-20                 11.10026              11.54792           12.76955
       180    25-Dec-20                 11.59053              12.06211           13.36320
       181    25-Jan-21                 11.10786              11.57305           12.87105
       182    25-Feb-21                 11.11174              11.58594           12.92412
       183    25-Mar-21                 12.85942              13.24264           14.76999
       184    25-Apr-21                 10.97946              11.61241           13.03521
       185    25-May-21                 11.61081              12.12990           13.64612
       186    25-Jun-21                 11.12776              11.63980           13.15335
       187    25-Jul-21                 11.61930              12.15871           13.77204
       188    25-Aug-21                 11.13609              11.66817           13.27911
       189    25-Sep-21                 11.14034              11.68273           13.34506
       190    25-Oct-21                 11.63247              12.20385           13.97656
       191    25-Nov-21                 11.14901              11.71264           13.48353
       192    25-Dec-21                 11.64156              12.23530           14.12439
       193    25-Jan-22                 11.15793              11.74362           13.63141
       194    25-Feb-22                 11.16248              11.75952           13.70914
       195    25-Mar-22                 12.86091              13.43817           15.66741
       196    25-Apr-22                 11.08258              11.79220           13.87278
       197    25-May-22                 11.66538              12.31899           14.54049
       198    25-Jun-22                 11.18131              11.82608           14.04818
       199    25-Jul-22                 11.67538              12.35462           14.72825
       200    25-Aug-22                 11.19113              11.86120           14.23651
       201    25-Sep-22                 11.19615              11.87924           14.33592
       202    25-Oct-22                 11.69092              12.41056           15.03659
       203    25-Nov-22                 11.20639              11.91633           14.54614
       204    25-Dec-22                 11.70166              12.44960           15.26213
       205    25-Jan-23                 11.21694              11.95481           14.77290
       206    25-Feb-23                 11.22233              11.97459           14.89305
       207    25-Mar-23                 12.86250              13.68059           17.02724
       208    25-Apr-23                 11.20457              12.01527           15.14813
       209    25-May-23                 11.72990              12.55374           15.90924
       210    25-Jun-23                 11.24468              12.05749           15.42483
       211    25-Jul-23                 11.74179              12.59820           16.20731
       212    25-Aug-23                 11.25636              12.10134           15.72576
       213    25-Sep-23                 11.26234              12.12389           15.88625
       214    25-Oct-23                 11.76031              12.66812           16.70523
       215    25-Nov-23                 11.27456              12.17031           16.22940
       216    25-Dec-23                 11.77313              12.71701           17.07623
       217    25-Jan-24                 11.28717              12.21855           16.60541
       218    25-Feb-24                 11.29362              12.24337           16.80714
       219    25-Mar-24                 12.32836              13.36475           18.44100
       220    25-Apr-24                 11.30682              12.29904           17.24131
       221    25-May-24                 11.80697              12.85651           18.17379
       222    25-Jun-24                 11.32044              12.36014           17.72154
       223    25-Jul-24                 11.82127              12.92122           18.69652
       224    25-Aug-24                 11.33451              12.42434           18.25509
       225    25-Sep-24                 11.34171              12.45767           18.54456
       226    25-Oct-24                 11.84359              13.02456           19.59514
       227    25-Nov-24                 11.35647              12.52692           19.17532
       228    25-Dec-24                 11.85909              13.09798           20.28622
       229    25-Jan-25                 11.37173              12.59984           19.88561
       230    25-Feb-25                 11.37954              12.63776           20.27522
       231    25-Mar-25                 13.00793              14.43544           23.30657
       232    25-Apr-25                 11.39558              12.71668           21.13475
       233    25-May-25                 11.90017              13.29932           22.44631
       234    25-Jun-25                 11.41217              12.79998           22.12036
       235    25-Jul-25                 11.91761              13.38777           23.54050
       236    25-Aug-25                 11.42934              12.88799           23.26090
       237    25-Sep-25                 11.43815              12.93387           23.90078
       238    25-Oct-25                 11.94491              13.53005           25.53016
       239    25-Nov-25                 11.45624              13.02964           25.34970
       240    25-Dec-25                 11.96394              13.63190           27.16193
       241    25-Jan-26                 11.47498              13.13112           27.07723
       242    25-Feb-26                 11.48461              13.18414           28.07128
       243    25-Mar-26                 13.12620              15.05761           32.69285
       244    25-Apr-26                 11.50440              13.29508           30.39127
       245    25-May-26                 12.01461              13.91449           32.92939
       246    25-Jun-26                 11.52494              13.41300           33.28986
       247    25-Jul-26                 12.03622              14.04019           36.30979
       248    25-Aug-26                 11.54626              13.53854           37.01044
       249    25-Sep-26                 11.55723              13.60438           39.29516
       250    25-Oct-26                 12.07022              14.24438           43.46822
       251    25-Nov-26                 11.57981              13.74268           45.09018
       252    25-Dec-26                 12.09400              14.39208           50.58139
       253    25-Jan-27                 11.60328              13.89050           53.40094
       254    25-Feb-27                 11.61537              13.96827           59.07025
       255    25-Mar-27                 13.27364              15.95425           73.79818
       256    25-Apr-27                 11.64029              14.13218           75.85206
       257    25-May-27                 12.15775              14.80877           92.11056
       258    25-Jun-27                 11.66625              14.30822          108.39331
       259    25-Jul-27                 12.18512              14.99743          144.37760
       260    25-Aug-27                 11.69331              14.49769          198.38022
       261    25-Sep-27                 11.70727              14.59792          349.84006
       262    25-Oct-27                 12.22840              15.30834         4923.11432
                                        11.73610              14.81041
                                        12.25883              15.53674
                                        11.76621              15.04052
                                        11.78177              15.16283
                                        12.85987              16.59349
                                        11.81395              15.42351
                                        12.34108              16.19744
                                        11.84764              15.70790
                                        12.37669              16.50477
                                        11.88293              16.01924
                                        11.90121              16.18619
                                        12.43337              17.02284
                                        11.93912              16.54538
                                        12.47351              17.41293
                                        11.97895              16.94262
                                        11.99962              17.15737
                                        13.70853              19.64625
                                        12.04258              17.62362
                                        12.58314              18.58912
                                        12.08783              18.14601
                                        12.63115              19.16180
                                        12.13557              18.73502
                                        12.16043              19.05851
                                        12.70822              20.16662
                                        12.21227              19.77339
                                        12.76332              20.95782
                                        12.26714              20.59544
                                        12.29883              21.05433
                                        14.05349              24.25805
                                        12.36761              22.08758
                                        12.93336              23.54341
                                        12.44155              23.30946
                                        13.01264              24.92378
                                        12.52125              24.77593
                                        12.56346              25.62474
                                        13.14359              27.56870
                                        12.65312              27.62063
                                        13.24007              29.88009
                                        12.75048              30.14475
                                        12.80236              31.67452
                                        14.63321              37.41621
                                        12.91326              35.48835
                                        13.52091              39.28538
                                        13.03481              40.79947
                                        13.65258              45.91277
                                        13.16860              48.69937
                                        13.24067              54.29139
                                        13.87626              63.85086
                                        13.39659              71.89866
                                        14.04622              89.96122
                                        13.57042             111.32308
                                        13.66505             157.55133
                                        14.96247             298.34663
                                        13.87215            5282.23761
                                        14.56764
                                        14.10699
                                        14.82680
                                        14.37554
                                        14.52479
                                        15.29065
                                        14.85927
                                        15.66457
                                        15.25215
                                        15.47548
                                        17.80177
                                        15.98939
                                        16.94523
                                        16.61792
                                        17.66926
                                        17.40420
                                        17.87626
                                        19.14479
                                        19.03917
                                        20.54015
                                        20.62691
                                        21.66012
                                        25.77328
                                        24.50606
                                        27.54123
                                        29.26413
                                        34.29898
                                        38.83546
                                        48.48070
                                        70.36892
                                       183.57154


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal
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aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN
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AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE
NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                   GSAA 2005-15
                                      TOTAL

Total Number of Loans                                                3,576.00
Total Loan Balance                                             892,655,718.62
Average Loan Balance                                               249,624.08
WA CLTV (w/o Silent Seconds)                                           95.241
WAC                                                                     6.229
WA FICO                                                               713.246
WALA                                                                    1.548
WAM                                                                    358.76
Fxd Rate                                                                    0
IOs                                                                    92.026
MH                                                                          0
1st Lien                                                                  100
2nd Lien                                                                    0
Occupancy--OO                                                          75.583
Doc Type--Full/Alternative                                             27.338
Stated Doc                                                                  0
Cash Out Refi                                                          18.793
Purchase                                                               72.208

Loans with silent seconds :
% of Portfolio w/ SS                                                    56.58
$ amount                                                       505,065,737.84
# of First Liens w/  SS                                              2,012.00
CLTV of Total Portfolo (that includes silent 2nds)                     86.967


California                                                             31.784
Prepay Penalties                                                       26.074
Pre-Funding Balance                                                         -
Expected Final Pool                                               892,655,719
                                                   this balance - PIFs for Dec



                                Mortgage Rate
                                          Balance
4.500 - 4.999                        6,159,835.17                   1%
5.000 - 5.499                      116,188,754.03                  13%
5.500 - 5.999                      277,114,547.38                  31%
6.000 - 6.499                      244,187,772.23                  27%
6.500 - 6.999                      161,834,558.41                  18%
7.000 - 7.499                       68,512,084.05                   8%
7.500 - 7.999                       17,033,064.41                   2%
8.000 - 8.499                        1,625,102.94                   0%
8.500 - 8.999
9.000 - 9.499
9.500 - 9.999
10.000 - 10.499
10.500 - 10.999
11.000 - 11.499
11.500 - 11.999
12.000 - 12.499

----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------





                                 Gross Margin
                                    Balance


2.000 - 2.500                      551,341,184.41                  62%
2.500 - 2.999                      336,414,946.04                  38%
3.000 - 3.499                        4,899,588.17                   1%
3.500 - 3.999
4.000 - 4.499
4.500 - 4.999
5.000 - 5.499
5.500 - 5.999
6.000 - 6.499
6.500 - 6.999
7.000 - 7.499
7.500 - 7.999
8.000 - 8.499
8.500 - 8.999
9.000 - 9.499
9.500 - 9.999
10.000 - 10.499
Fixed


----------------------------------------------------------------------
                                      892,655,719              100.00%
----------------------------------------------------------------------





                                ARM Maximum Rate
                                     Balance


9.501 - 10.000                         883,152.79                 0.1%
10.001 - 10.500                    101,714,647.92                11.4%
10.501 - 11.000                    245,004,735.24                27.4%
11.001 - 11.500                    186,204,165.59                20.9%
11.501 - 12.000                    124,524,243.13                13.9%
12.001 - 12.500                    101,333,204.61                11.4%
12.501 - 13.000                     79,935,948.31                 9.0%
13.001 - 13.500                     40,090,092.19                 4.5%
13.501 - 14.000                     11,793,925.90                 1.3%
14.001 - 14.500                      1,171,602.94                 0.1%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%

----------------------------------------------------------------------
                                      892,655,719              100.00%
----------------------------------------------------------------------



                                 ARM Minimum Rate
                                          Balance
                                          -------


                                                                  0.0%
2.001 - 2.500                      551,032,726.08          15409192.6%
2.501 - 3.000                      336,388,551.73           9406838.7%
3.001 - 3.500                        5,234,440.81            146377.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%
                                                                  0.0%

----------------------------------------------------------------------
                                      892,655,719         24962408.24%
----------------------------------------------------------------------



                                 Unpaid % of Pool by
                                 Principal Principal


Initial Cap (%)                        Balance ($)           Balance %
                            2       48,058,130.65                   5%
                            3       83,079,426.33                   9%
                            5      760,473,100.72                  85%
                            6        1,045,060.92                   0%
Total:

----------------------------------------------------------------------
                                    1,785,311,437              100.00%
----------------------------------------------------------------------



                                            Unpaid


                                        Number of            Principal
Periodic Cap (%)                            Loans           Balance ($)
                         1.00                1173       316,662,923.55
                         1.50
                         2.00                2403       575,992,795.07
Total:



----------------------------------------------------------------------
                                            3,576       892,655,718.62
----------------------------------------------------------------------

                       CLTV's (w/0 Silent Seconds)
                                          Balance
                                          -------
0.001 - 50.000                      18,066,241.44                 4.7%
50.001 - 55.000                      8,463,931.78                 2.2%
55.001 - 60.000                     13,259,521.00                 3.4%
60.001 - 65.000                     15,460,133.75                 4.0%
65.001 - 70.000                     37,559,323.45                 9.7%
70.001 - 75.000                     44,373,123.97                11.4%
75.001 - 80.000                    177,662,180.22                45.8%
80.001 - 85.000                      4,141,523.79                 1.1%
85.001 - 90.000                     48,213,626.69                12.4%
90.001 - 95.000                     19,525,027.64                 5.0%
95.001 - 100.000                       865,347.05                 0.2%


----------------------------------------------------------------------
                                      387,589,981               100.0%
----------------------------------------------------------------------

                                   Credit Scores
                                         Balance


N/A                                    618,048.85                 0.1%
580.000 - 599.999                      389,000.00                 0.0%
600.000 - 619.999                    1,375,800.00                 0.2%
620.000 - 639.999                   33,105,440.76                 3.7%
640.000 - 659.999                   67,213,088.01                 7.5%
660.000 - 679.999                  131,096,808.62                14.7%
680.000 - 699.999                  134,655,539.97                15.1%
700.000 - 719.999                  136,467,421.66                15.3%
720.000 - 739.999                  121,075,746.86                13.6%
740.000 - 759.999                  103,917,177.81                11.6%
760.000 - 779.999                   85,558,684.45                 9.6%
780.000 - 799.999                   62,293,100.72                 7.0%
800.000 - 819.999                   14,889,860.91                 1.7%

----------------------------------------------------------------------
                                      892,655,719               100.3%
----------------------------------------------------------------------

DTI                                          UPB                     %
<= 0.000                            76,704,430.22                   9%
0.001 - 10.000                       3,102,658.28                   0%
10.001 - 20.000                     23,812,127.72                   3%
20.001 - 30.000                    112,089,641.24                  13%
30.001 - 40.000                    399,690,418.56                  45%
40.001 - 50.000                    251,395,658.50                  28%
50.001 - 60.000                     23,532,878.44                   3%
60.001 - 70.000                      1,815,677.65                   0%
70.001 - 80.000                        412,228.01                   0%
80.001 - 90.000                        100,000.00                   0%
Total:

----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------


                                    Loan Balance
                                         Balance

                                        % of Pool

Original Principal               Unpaid Principal
Balance ($)                            Balance ($)             #VALUE!
0.01 - 50,000.00                     1,161,326.56                 0.1%
50,000.01 - 100,000.00              17,248,560.09                 1.9%
100,000.01 - 150,000.00             69,977,013.75                 7.8%
150,000.01 - 200,000.00            112,732,074.03                12.6%
200,000.01 - 250,000.00            134,922,144.82                15.1%
250,000.01 - 275,000.00             72,590,602.72                 8.1%
275,000.01 - 350,000.00            207,972,855.90                23.3%
350,000.01 - 400,000.00             85,101,965.65                 9.5%
400,000.01 - 450,000.00             42,245,267.88                 4.7%
450,000.01 - 500,000.00             52,196,742.83                 5.8%
500,000.01 - 550,000.00             25,777,797.02                 2.9%
550,000.01 - 600,000.00             21,673,967.98                 2.4%
600,000.01 - 750,000.00             31,286,791.76                 3.5%
750,000.01 - 850,000.00              2,327,281.06                 0.3%
850,000.01 - 950,000.00              7,197,843.37                 0.8%
950,000.01 - 1,000,000.00            1,959,073.80                 0.2%
1,000,000.01 - 1,250,000.00          1,094,409.42                 0.1%
1,250,000.01 - 1,500,000.00          5,189,999.98                 0.6%



----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                 Occupancy Types

                                          Balance


Primary                            155,262,565.73                17.4%
Second Home                         62,699,609.66                 7.0%
Investment                         674,693,543.23                75.6%

----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                     Loan Term

                                       Balance                    %
116 - 120
176 - 180
231 - 235
236 - 240
346 - 350
351 - 355
356 - 360                          892,655,718.62                 100%

----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                   Loan Purpose
                                        Balance
                                        -------
Purchase                           644,571,387.59                72.2%
Refi (Cashout)                     167,754,419.73                18.8%
Debt Consolidation                              -                 0.0%
Home Improvement                                -                 0.0%
Refi (Rate Term)                    80,329,911.30                 9.0%

----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                  Product Type
                                       Balance
                                       -------
Fixed
Floating                           892,655,718.62               100.0%
----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                  Interest Only
                                        Balance
                                        -------

non IO                              71,182,209.85                 8.0%
6                                    1,094,409.42                 0.1%
36                                  48,620,929.90                 5.4%
60                                 465,051,928.92                52.1%
84                                  35,378,777.45                 4.0%
120                                271,327,463.08                30.4%




----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                   Hybrid Types
                                        Balance
                                        -------
1 YEAR ARM                          26,554,654.72                 3.0%
10 YEAR ARM                         45,923,740.73                 5.1%
2 YEAR ARM                          54,355,258.65                 6.1%
3 YEAR ARM                         185,651,290.55                20.8%
5 YEAR ARM                         534,323,464.67                59.9%
7 YEAR ARM                          45,847,309.30                 5.1%



----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                   Property Type
                                         Balance
                                         -------
2-4 FAMILY                          56,147,887.16                 6.3%
CONDO                              136,056,676.15                15.2%
CO-OP                                  489,427.48                 0.1%
PUD                                249,737,973.90                28.0%
SINGLE FAMILY                      450,223,753.93                50.4%



----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                  Documentation
                                        Balance
                                        -------
FULL/ALT                           244,032,139.08                27.3%
NINA/NO DOC                         45,852,452.14                 5.1%
SISA                               118,199,220.36                13.2%
SIVA                               484,571,907.04                54.3%


----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                                   Lien Priority
                                         Balance
                                         -------
First                              892,655,718.62               100.0%
Second                                                            0.0%


----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------

                              Mortgage Insurance
Mortgage Insurance                     73,280,625                 8.2%
Not Insured                        819,375,093.87                91.8%
======================================================================
======================================================================
Coverage Down to:


----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------



                                Originator             Servicer
                                ----------             --------
                               COUNTRYWIDE          COUNTRYWIDE
                                GREENPOINT           GREENPOINT
                                   NATCITY              NATCITY








----------------------------------------------------------------------
----------------------------------------------------------------------

                   Geographic Distribution-States


State                                     Balance
                                          -------
AK                                     693,480.00                 0.1%
AL                                   3,305,602.24                 0.4%
AR                                     321,100.00                 0.0%
AZ                                  50,455,121.57                 5.7%
CA                                 283,720,910.63                31.8%
CO                                  28,111,350.74                 3.1%
CT                                   3,449,052.99                 0.4%
DC                                   7,924,444.14                 0.9%
DE                                     493,499.99                 0.1%
FL                                  88,162,947.59                 9.9%
GA                                  14,896,051.91                 1.7%
HI                                   9,221,369.55                 1.0%
ID                                   8,762,452.21                 1.0%
IL                                  33,765,984.12                 3.8%
IN                                   3,573,917.02                 0.4%
KS                                     960,800.00                 0.1%
KY                                   2,218,961.28                 0.2%
LA                                     191,850.22                 0.0%
MA                                  19,065,547.11                 2.1%
MD                                  37,067,299.74                 4.2%
ME                                     551,173.20                 0.1%
MI                                  11,505,802.89                 1.3%
MN                                   7,432,730.97                 0.8%
MO                                   3,276,153.72                 0.4%
MS                                      82,530.00                 0.0%
MT                                   1,582,328.54                 0.2%
NC                                   6,806,059.07                 0.8%
NE                                      80,000.00                 0.0%
NH                                   2,244,761.69                 0.3%
NJ                                  21,215,047.09                 2.4%
NM                                   2,585,176.10                 0.3%
NV                                  52,423,940.74                 5.9%
NY                                  11,101,280.42                 1.2%
OH                                  12,605,163.79                 1.4%
OK                                     348,800.00                 0.0%
OR                                  14,310,397.79                 1.6%
PA                                   7,170,698.77                 0.8%
RI                                   2,541,660.04                 0.3%
SC                                   7,146,880.65                 0.8%
TN                                   6,805,156.46                 0.8%
TX                                  11,365,354.99                 1.3%
UT                                   9,945,487.30                 1.1%
VA                                  61,912,903.08                 6.9%
WA                                  38,738,473.82                 4.3%
WI                                   1,914,137.80                 0.2%
WV                                     506,076.65                 0.1%
WY                                      95,800.00                 0.0%


----------------------------------------------------------------------
                                      892,655,719               100.0%
----------------------------------------------------------------------


                      Geographic Distribution-MSAs


MSA                                       Balance
                                          -------

                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                        Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA0515 2A4
Spike Libor to 20

                     10 CPR          15 CPR           20 CPR
Period      Date     Effective CouponEffective Coupon Effective Coupon
Total

          0 29-Dec-05        0.00000          0.00000        0.00000
          1 25-Jan-06       20.40000         20.40000       20.40000
          2 25-Feb-06       20.40000         20.40000       20.40000
          3 25-Mar-06       20.40000         20.40000       20.40000
          4 25-Apr-06       18.81866         19.01240       19.22106
          5 25-May-06       18.85030         19.10101       19.37232
          6 25-Jun-06       17.77176         18.07070       18.39595
          7 25-Jul-06       17.82635         18.17430       18.55467
          8 25-Aug-06       16.80699         17.19442       17.62030
          9 25-Sep-06       16.35335         16.77937       17.25007
         10 25-Oct-06       16.43984         16.90429       17.41979
         11 25-Nov-06       15.43546         15.92208       16.46530
         12 25-Dec-06       15.55084         16.06941       16.65084
         13 25-Jan-07       14.67100         15.21223       15.82268
         14 25-Feb-07       14.31362         14.87825       15.51840
         15 25-Mar-07       15.57371         16.17115       16.84991
         16 25-Apr-07       13.62626         14.22760       14.91643
         17 25-May-07       13.80041         14.42404       15.14132
         18 25-Jun-07       13.02203         13.65721       14.39248
         19 25-Jul-07       13.19476         13.84505       14.60068
         20 25-Aug-07       12.45151         13.11009       13.88047
         21 25-Sep-07       12.18333         12.85108       13.63630
         22 25-Oct-07       12.35734         13.03116       13.82629
         23 25-Nov-07       11.53247         12.17383       12.93602
         24 25-Dec-07       11.75116         12.39633       13.16556
         25 25-Jan-08       11.09134         11.73937       12.51768
         26 25-Feb-08       10.88672         11.53715       12.32249
         27 25-Mar-08       11.59866         12.24880       13.03411
         28 25-Apr-08       10.50611         11.15842       11.95450
         29 25-May-08       10.81278         11.46352       12.25981
         30 25-Jun-08       10.21031         10.86126       11.66424
         31 25-Jul-08       10.46845         11.11528       11.91510
         32 25-Aug-08        9.88387         10.53038       11.33656
         33 25-Sep-08        9.73042         10.37334       11.17940
         34 25-Oct-08        9.95478         10.52304       11.23696
         35 25-Nov-08        9.67211         10.17327       10.80874
         36 25-Dec-08       10.03805         10.52698       11.14793
         37 25-Jan-09        9.47963          9.97167       10.60256
         38 25-Feb-09        9.38373          9.87193       10.50141
         39 25-Mar-09       10.78382         11.23818       11.81632
         40 25-Apr-09        9.30142          9.78176       10.40215
         41 25-May-09        9.85211         10.31896       10.91955
         42 25-Jun-09        9.31384          9.78589       10.39588
         43 25-Jul-09        9.69655         10.15280       10.74024
         44 25-Aug-09        9.16125          9.62360       10.22138
         45 25-Sep-09        9.08960          9.54693       10.13831
         46 25-Oct-09        9.54785          9.98747       10.55368
         47 25-Nov-09        9.06036          9.50804       10.08656
         48 25-Dec-09        9.45544          9.88354       10.43468
         49 25-Jan-10        8.93664          9.37389        9.93857
         50 25-Feb-10        8.87850          9.31050        9.86811
         51 25-Mar-10       10.32120         10.69044       11.16159
         52 25-Apr-10        8.76931          9.19055        9.73404
         53 25-May-10        9.16887          9.56539       10.07862
         54 25-Jun-10        8.66895          9.07617        9.60866
         55 25-Jul-10        9.06994          9.45137        9.95148
         56 25-Aug-10        8.57672          8.97012        9.49148
         57 25-Sep-10        8.53347          8.91959        9.43470
         58 25-Oct-10        9.47244          9.77675       10.17713
         59 25-Nov-10       10.19836         10.26745       10.32885
         60 25-Dec-10       10.85088         10.88986       10.91194
         61 25-Jan-11       10.26058         10.33022       10.39607
         62 25-Feb-11       10.26309         10.33286       10.40093
         63 25-Mar-11       12.23899         12.23899       12.23899
         64 25-Apr-11       10.25577         10.28515       10.27578
         65 25-May-11       10.86651         10.90201       10.92804
         66 25-Jun-11       10.28045         10.35085       10.42841
         67 25-Jul-11       10.86993         10.90399       10.93174
         68 25-Aug-11       10.28580         10.35655       10.43921
         69 25-Sep-11       10.28852         10.35947       10.44477
         70 25-Oct-11       10.87797         10.90983       10.94033
         71 25-Nov-11       10.30349         10.37488       10.46572
         72 25-Dec-11       10.88877         10.91914       10.95158
         73 25-Jan-12       10.30917         10.38101       10.47761
         74 25-Feb-12       10.31207         10.38413       10.48372
         75 25-Mar-12       11.53053         11.50793       11.46699
         76 25-Apr-12       10.31796         10.39052       10.49898
         77 25-May-12       10.89823         10.92470       10.96775
         78 25-Jun-12       10.32400         10.39709       10.51092
         79 25-Jul-12       10.90128         10.92703       10.97763
         80 25-Aug-12       10.32790         10.40408       10.52091
         81 25-Sep-12       10.35482         10.43300       10.55158
         82 25-Oct-12       11.07484         11.10254       11.16555
         83 25-Nov-12       10.58412         10.66726       10.79107
         84 25-Dec-12       11.18734         11.21641       11.28840
         85 25-Jan-13       10.60479         10.69209       10.81964
         86 25-Feb-13       10.60656         10.69595       10.82540
         87 25-Mar-13       12.54663         12.54663       12.54663
         88 25-Apr-13       10.59503         10.58115       10.68806
         89 25-May-13       11.19246         11.22517       11.32041
         90 25-Jun-13       10.61657         10.71474       10.85236
         91 25-Jul-13       11.19507         11.22933       11.33457
         92 25-Aug-13       10.62030         10.72310       10.86516
         93 25-Sep-13       10.62227         10.72745       10.87183
         94 25-Oct-13       11.19733         11.23402       11.35507
         95 25-Nov-13       10.62612         10.73618       10.88539
         96 25-Dec-13       11.19881         11.23720       11.36935
         97 25-Jan-14       10.63004         10.74517       10.89949
         98 25-Feb-14       10.63203         10.74976       10.90675
         99 25-Mar-14       12.55055         12.55055       12.55055
        100 25-Apr-14       10.59484         10.57628       10.85214
        101 25-May-14       11.20265         11.24555       11.40756
        102 25-Jun-14       10.64020         10.77000       10.93722
        103 25-Jul-14       11.20424         11.25225       11.42391
        104 25-Aug-14       10.64441         10.78274       10.95337
        105 25-Sep-14       10.64654         10.78645       10.96169
        106 25-Oct-14       11.20669         11.26373       11.44967
        107 25-Nov-14       10.65088         10.79403       10.97881
        108 25-Dec-14       11.20836         11.27167       11.46769
        109 25-Jan-15       10.65531         10.80184       10.99661
        110 25-Feb-15       10.65756         10.80583       11.00577
        111 25-Mar-15       12.55200         12.55200       12.58721
        112 25-Apr-15       10.59270         10.63648       11.02465
        113 25-May-15       11.21269         11.29255       11.51596
        114 25-Jun-15       10.66678         10.82238       11.04428
        115 25-Jul-15       11.21449         11.30134       11.53663
        116 25-Aug-15       10.67154         10.83102       11.06469
        117 25-Sep-15       10.67395         10.83544       11.07520
        118 25-Oct-15       11.21775         11.31552       11.56973
        119 25-Nov-15       10.74661         10.91366       11.16871
        120 25-Dec-15       11.46001         11.56721       11.84121
        121 25-Jan-16       10.91286         11.08619       11.35829
        122 25-Feb-16       10.91545         11.09109       11.37028
        123 25-Mar-16       12.05794         12.11056       12.41673
        124 25-Apr-16       10.92072         11.10110       11.39499
        125 25-May-16       11.46467         11.59289       11.90442
        126 25-Jun-16       10.92611         11.11143       11.42073
        127 25-Jul-16       11.46660         11.60372       11.93156
        128 25-Aug-16       10.93162         11.12208       11.44753
        129 25-Sep-16       10.93441         11.12753       11.46135
        130 25-Oct-16       11.46958         11.62062       11.97440
        131 25-Nov-16       10.94011         11.13869       11.48984
        132 25-Dec-16       11.47163         11.63233       12.00444
        133 25-Jan-17       10.94593         11.15020       11.51952
        134 25-Feb-17       10.94889         11.15609       11.53482
        135 25-Mar-17       12.85431         12.85431       13.18894
        136 25-Apr-17       10.78499         11.07998       11.56638
        137 25-May-17       11.47693         11.66324       12.08516
        138 25-Jun-17       10.96107         11.18059       11.59926
        139 25-Jul-17       11.47914         11.67630       12.11984
        140 25-Aug-17       10.96738         11.19343       11.63352
        141 25-Sep-17       10.97058         11.20000       11.65119
        142 25-Oct-17       11.48254         11.69668       12.17462
        143 25-Nov-17       10.97710         11.21347       11.68764
        144 25-Dec-17       11.48487         11.71081       12.21307
        145 25-Jan-18       10.98378         11.22736       11.72563
        146 25-Feb-18       10.98717         11.23448       11.74523
        147 25-Mar-18       12.85547         12.85547       13.42668
        148 25-Apr-18       10.77929         11.24137       11.78566
        149 25-May-18       11.49093         11.74817       12.31647
        150 25-Jun-18       11.00132         11.26411       11.82781
        151 25-Jul-18       11.49509         11.76397       12.36094
        152 25-Aug-18       11.01141         11.27965       11.87176
        153 25-Sep-18       11.01655         11.28761       11.89443
        154 25-Oct-18       11.50347         11.78864       12.43123
        155 25-Nov-18       11.02252         11.30392       11.94123
        156 25-Dec-18       11.50923         11.80577       12.48061
        157 25-Jan-19       11.02817         11.32076       11.99004
        158 25-Feb-19       11.03104         11.32939       12.01523
        159 25-Mar-19       12.85670         12.95390       13.73186
        160 25-Apr-19       10.81606         11.34708       12.06722
        161 25-May-19       11.52425         11.85110       12.61357
        162 25-Jun-19       11.04288         11.36536       12.12146
        163 25-Jul-19       11.53051         11.87030       12.67082
        164 25-Aug-19       11.04902         11.38425       12.17806
        165 25-Sep-19       11.05215         11.39393       12.20728
        166 25-Oct-19       11.54020         11.90031       12.76139
        167 25-Nov-19       11.05852         11.41378       12.26926
        168 25-Dec-19       11.54686         11.92117       12.83138
        169 25-Jan-20       11.06504         11.43430       12.34144
        170 25-Feb-20       11.06837         11.44482       12.37904
        171 25-Mar-20       12.08438         12.49470       13.52312
        172 25-Apr-20       11.07515         11.46640       12.45743
        173 25-May-20       11.56425         11.97645       13.03126
        174 25-Jun-20       11.08210         11.48871       12.54033
        175 25-Jul-20       11.57152         11.99989       13.11937
        176 25-Aug-20       11.08922         11.51179       12.62807
        177 25-Sep-20       11.09286         11.52363       12.67387
        178 25-Oct-20       11.58278         12.03659       13.26138
        179 25-Nov-20       11.10026         11.54792       12.76955
        180 25-Dec-20       11.59053         12.06211       13.36320
        181 25-Jan-21       11.10786         11.57305       12.87105
        182 25-Feb-21       11.11174         11.58594       12.92412
        183 25-Mar-21       12.85942         13.24264       14.76999
        184 25-Apr-21       10.97946         11.61241       13.03521
        185 25-May-21       11.61081         12.12990       13.64612
        186 25-Jun-21       11.12776         11.63980       13.15335
        187 25-Jul-21       11.61930         12.15871       13.77204
        188 25-Aug-21       11.13609         11.66817       13.27911
        189 25-Sep-21       11.14034         11.68273       13.34506
        190 25-Oct-21       11.63247         12.20385       13.97656
        191 25-Nov-21       11.14901         11.71264       13.48353
        192 25-Dec-21       11.64156         12.23530       14.12439
        193 25-Jan-22       11.15793         11.74362       13.63141
        194 25-Feb-22       11.16248         11.75952       13.70914
        195 25-Mar-22       12.86091         13.43817       15.66741
        196 25-Apr-22       11.08258         11.79220       13.87278
        197 25-May-22       11.66538         12.31899       14.54049
        198 25-Jun-22       11.18131         11.82608       14.04818
        199 25-Jul-22       11.67538         12.35462       14.72825
        200 25-Aug-22       11.19113         11.86120       14.23651
        201 25-Sep-22       11.19615         11.87924       14.33592
        202 25-Oct-22       11.69092         12.41056       15.03659
        203 25-Nov-22       11.20639         11.91633       14.54614
        204 25-Dec-22       11.70166         12.44960       15.26213
        205 25-Jan-23       11.21694         11.95481       14.77290
        206 25-Feb-23       11.22233         11.97459       14.89305
        207 25-Mar-23       12.86250         13.68059       17.02724
        208 25-Apr-23       11.20457         12.01527       15.14813
        209 25-May-23       11.72990         12.55374       15.90924
        210 25-Jun-23       11.24468         12.05749       15.42483
        211 25-Jul-23       11.74179         12.59820       16.20731
        212 25-Aug-23       11.25636         12.10134       15.72576
        213 25-Sep-23       11.26234         12.12389       15.88625
        214 25-Oct-23       11.76031         12.66812       16.70523
        215 25-Nov-23       11.27456         12.17031       16.22940
        216 25-Dec-23       11.77313         12.71701       17.07623
        217 25-Jan-24       11.28717         12.21855       16.60541
        218 25-Feb-24       11.29362         12.24337       16.80714
        219 25-Mar-24       12.32836         13.36475       18.44100
        220 25-Apr-24       11.30682         12.29904       17.24131
        221 25-May-24       11.80697         12.85651       18.17379
        222 25-Jun-24       11.32044         12.36014       17.72154
        223 25-Jul-24       11.82127         12.92122       18.69652
        224 25-Aug-24       11.33451         12.42434       18.25509
        225 25-Sep-24       11.34171         12.45767       18.54456
        226 25-Oct-24       11.84359         13.02456       19.59514
        227 25-Nov-24       11.35647         12.52692       19.17532
        228 25-Dec-24       11.85909         13.09798       20.28622
        229 25-Jan-25       11.37173         12.59984       19.88561
        230 25-Feb-25       11.37954         12.63776       20.27522
        231 25-Mar-25       13.00793         14.43544       23.30657
        232 25-Apr-25       11.39558         12.71668       21.13475
        233 25-May-25       11.90017         13.29932       22.44631
        234 25-Jun-25       11.41217         12.79998       22.12036
        235 25-Jul-25       11.91761         13.38777       23.54050
        236 25-Aug-25       11.42934         12.88799       23.26090
        237 25-Sep-25       11.43815         12.93387       23.90078
        238 25-Oct-25       11.94491         13.53005       25.53016
        239 25-Nov-25       11.45624         13.02964       25.34970
        240 25-Dec-25       11.96394         13.63190       27.16193
        241 25-Jan-26       11.47498         13.13112       27.07723
        242 25-Feb-26       11.48461         13.18414       28.07128
        243 25-Mar-26       13.12620         15.05761       32.69285
        244 25-Apr-26       11.50440         13.29508       30.39127
        245 25-May-26       12.01461         13.91449       32.92939
        246 25-Jun-26       11.52494         13.41300       33.28986
        247 25-Jul-26       12.03622         14.04019       36.30979
        248 25-Aug-26       11.54626         13.53854       37.01044
        249 25-Sep-26       11.55723         13.60438       39.29516
        250 25-Oct-26       12.07022         14.24438       43.46822
        251 25-Nov-26       11.57981         13.74268       45.09018
        252 25-Dec-26       12.09400         14.39208       50.58139
        253 25-Jan-27       11.60328         13.89050       53.40094
        254 25-Feb-27       11.61537         13.96827       59.07025
        255 25-Mar-27       13.27364         15.95425       73.79818
        256 25-Apr-27       11.64029         14.13218       75.85206
        257 25-May-27       12.15775         14.80877       92.11056
        258 25-Jun-27       11.66625         14.30822      108.39331
        259 25-Jul-27       12.18512         14.99743      144.37760
        260 25-Aug-27       11.69331         14.49769      198.38022
        261 25-Sep-27       11.70727         14.59792      349.84006
        262 25-Oct-27       12.22840         15.30834     4923.11432
                            11.73610         14.81041
                            12.25883         15.53674
                            11.76621         15.04052
                            11.78177         15.16283
                            12.85987         16.59349
                            11.81395         15.42351
                            12.34108         16.19744
                            11.84764         15.70790
                            12.37669         16.50477
                            11.88293         16.01924
                            11.90121         16.18619
                            12.43337         17.02284
                            11.93912         16.54538
                            12.47351         17.41293
                            11.97895         16.94262
                            11.99962         17.15737
                            13.70853         19.64625
                            12.04258         17.62362
                            12.58314         18.58912
                            12.08783         18.14601
                            12.63115         19.16180
                            12.13557         18.73502
                            12.16043         19.05851
                            12.70822         20.16662
                            12.21227         19.77339
                            12.76332         20.95782
                            12.26714         20.59544
                            12.29883         21.05433
                            14.05349         24.25805
                            12.36761         22.08758
                            12.93336         23.54341
                            12.44155         23.30946
                            13.01264         24.92378
                            12.52125         24.77593
                            12.56346         25.62474
                            13.14359         27.56870
                            12.65312         27.62063
                            13.24007         29.88009
                            12.75048         30.14475
                            12.80236         31.67452
                            14.63321         37.41621
                            12.91326         35.48835
                            13.52091         39.28538
                            13.03481         40.79947
                            13.65258         45.91277
                            13.16860         48.69937
                            13.24067         54.29139
                            13.87626         63.85086
                            13.39659         71.89866
                            14.04622         89.96122
                            13.57042        111.32308
                            13.66505        157.55133
                            14.96247        298.34663
                            13.87215       5282.23761
                            14.56764
                            14.10699
                            14.82680
                            14.37554
                            14.52479
                            15.29065
                            14.85927
                            15.66457
                            15.25215
                            15.47548
                            17.80177
                            15.98939
                            16.94523
                            16.61792
                            17.66926
                            17.40420
                            17.87626
                            19.14479
                            19.03917
                            20.54015
                            20.62691
                            21.66012
                            25.77328
                            24.50606
                            27.54123
                            29.26413
                            34.29898
                            38.83546
                            48.48070
                            70.36892
                           183.57154


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-120274-38

Below shows the breakout of IO term by ARM type:

GSAA 2005-15

IO terms            ARM term            count                balance         percent
0                 1 YEAR ARM               18           5,787,867.03           0.648
                 10 YEAR ARM               11           1,891,973.96           0.212
                  2 YEAR ARM               24           5,374,846.59           0.602
                  3 YEAR ARM              161          29,082,934.90           3.258
                  5 YEAR ARM               99          22,154,970.44           2.482
                  7 YEAR ARM               30           6,889,616.93           0.772
6                 2 YEAR ARM                1           1,094,409.42           0.123
36                3 YEAR ARM              137          48,620,929.90           5.447
60                5 YEAR ARM             1948         465,051,928.92          52.098
84                5 YEAR ARM                1             232,978.00           0.026
                  7 YEAR ARM              134          35,145,799.45           3.937
120               1 YEAR ARM               83          20,766,787.69           2.326
                 10 YEAR ARM              193          44,031,766.77           4.933
                  2 YEAR ARM              156          47,886,002.64           5.364
                  3 YEAR ARM              398         107,947,425.75          12.093
                  5 YEAR ARM              166          46,883,587.31           5.252
                  7 YEAR ARM               16           3,811,892.92           0.427
Grand Total:                             3576         892,655,718.62             100


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                                       Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-120274-38

Servicer Distribution:


GSAA 2005-15
Criteria        %
COUNTRYWIDE     50.76
GREENPOINT      30.21
NATCITY 19.03
Total:  100


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING

PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                                        Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA0515
Breakeven SDA
12 Mon Lag

P&I Advancing
Failing Trigger from month 1

------------------------------------------------------------------------------------
100 PPC / 35% Loss Severity                             FWD                FWD + 200
------------------------------------------------------------------------------------
SDA                                                  1600.1                  1302.5
WAL                                                   14.07                   14.32
Principal Window                              Jan18 - Feb24           May18 - Oct23
Principal Writedown                           380.13 (0.01%)        2,476.16 (0.05%)
Total Collat Loss (Tranche Life)       46,097,652.77 (5.19%)   38,560,910.32 (4.34%)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
100 PPC / 45% Loss Severity                             FWD                FWD + 200
------------------------------------------------------------------------------------
SDA                                                  1218.3                   993.4
WAL                                                   14.38                   14.55
Principal Window                              Jun18 - Jan24           Sep18 - Oct23
Principal Writedown                         3,205.48 (0.06%)        1,294.76 (0.02%)
Total Collat Loss (Tranche Life)       46,702,320.33 (5.26%)   38,893,707.84 (4.38%)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
65 PPC / 35% Loss Severity                              FWD                FWD + 200
------------------------------------------------------------------------------------
SDA                                                  1317.4                   972.2
WAL                                                   18.53                   19.02
Principal Window                              Apr23 - Nov25           Sep23 - Aug26
Principal Writedown                         1,832.07 (0.03%)          400.42 (0.01%)
Total Collat Loss (Tranche Life)       58,380,032.35 (6.57%)   44,895,236.40 (5.06%)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
65 PPC / 45% Loss Severity                              FWD                FWD + 200
------------------------------------------------------------------------------------
SDA                                                  1012.4                   747.4
WAL                                                   18.74                   19.37
Principal Window                              Jul23 - Apr26           Jan24 - Dec26
Principal Writedown                         4,428.01 (0.08%)          721.80 (0.01%)
Total Collat Loss (Tranche Life)       59,759,477.40 (6.73%)   45,567,302.21 (5.13%)
------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA0515
Breakeven SDA
12 Mon Lag
Run to Call
P&I Advancing
Failing Trigger from month 1


----------------------------------------------------------------------------------
100 PPC / 35% Loss Severity                         FWD                  FWD + 200
----------------------------------------------------------------------------------
SDA                                               901.4                     648.7
WAL                                               15.46                      15.5
Principal Window                          Apr19 - May26             Jul19 - Jan25
Principal Writedown                     2,467.38 (0.06%)            487.74 (0.01%)
Total Collat Loss (Tranche Life)   27,667,351.07 (3.12%)     20,395,831.76 (2.30%)
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
100 PPC / 45% Loss Severity                         FWD                  FWD + 200
----------------------------------------------------------------------------------
SDA                                               697.3                     501.8
WAL                                               15.59                     15.57
Principal Window                          Jun19 - Feb26             Sep19 - Nov24
Principal Writedown                     1,016.02 (0.02%)          2,417.07 (0.05%)
Total Collat Loss (Tranche Life)   28,042,873.15 (3.16%)     20,566,029.53 (2.32%)
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
65 PPC / 35% Loss Severity                          FWD                  FWD + 200
----------------------------------------------------------------------------------
SDA                                               850.4                     513.9
WAL                                               19.18                     19.95
Principal Window                          Jan24 - Jul26             Oct24 - Apr27
Principal Writedown                     1,167.86 (0.03%)          1,270.15 (0.03%)
Total Collat Loss (Tranche Life)   39,791,024.17 (4.48%)     25,056,249.29 (2.82%)
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
65 PPC / 45% Loss Severity                          FWD                  FWD + 200
----------------------------------------------------------------------------------
SDA                                               659.1                     397.6
WAL                                               19.47                     20.12
Principal Window                          May24 - Oct26             Dec24 - Jun27
Principal Writedown                     2,416.69 (0.05%)          2,952.77 (0.07%)
Total Collat Loss (Tranche Life)   40,558,187.72 (4.57%)     25,275,121.97 (2.85%)
----------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    ----------------------------------------------------------------------------------------------------
    FWD                                                  FWD + 200
            1ML         6ML          1YL       1YCMT           1ML          6ML         1YL        1YCMT
    ----------------------------------------------------------------------------------------------------
  1     4.40342     4.69827      4.85576     4.39841       6.40342      6.69827     6.85576     6.39841
  2     4.49754     4.76908      4.88945     4.43456       6.49754      6.76908     6.88945     6.43456
  3     4.60012     4.84068      4.91591     4.46185       6.60012      6.84068     6.91591     6.46185
  4     4.75178     4.88223      4.92956     4.47736       6.75178      6.88223     6.92956     6.47736
  5     4.80626     4.89863      4.93020     4.48334       6.80626      6.89863     6.93020     6.48334
  6     4.83130     4.90554      4.92518     4.47931       6.83130      6.90554     6.92518     6.47931
  7     4.86306     4.90194      4.91768     4.46965       6.86306      6.90194     6.91768     6.46965
  8     4.87765     4.89589      4.90840     4.46243       6.87765      6.89589     6.90840     6.46243
  9     4.86849     4.87934      4.89787     4.45153       6.86849      6.87934     6.89787     6.45153
 10     4.85588     4.86294      4.88750     4.43950       6.85588      6.86294     6.88750     6.43950
 11     4.84633     4.84677      4.87959     4.43302       6.84633      6.84677     6.87959     6.43302
 12     4.82071     4.82928      4.87217     4.42566       6.82071      6.82928     6.87217     6.42566
 13     4.82132     4.81401      4.86729     4.41898       6.82132      6.81401     6.86729     6.41898
 14     4.78125     4.80168      4.86317     4.41597       6.78125      6.80168     6.86317     6.41597
 15     4.76978     4.79704      4.86125     4.41327       6.76978      6.79704     6.86125     6.41327
 16     4.75656     4.79509      4.86069     4.41195       6.75656      6.79509     6.86069     6.41195
 17     4.74704     4.79541      4.86104     4.41310       6.74704      6.79541     6.86104     6.41310
 18     4.74895     4.79890      4.86311     4.41485       6.74895      6.79890     6.86311     6.41485
 19     4.75075     4.80468      4.86411     4.41708       6.75075      6.80468     6.86411     6.41708
 20     4.75280     4.80834      4.86606     4.42011       6.75280      6.80834     6.86606     6.42011
 21     4.75621     4.80987      4.86896     4.42346       6.75621      6.80987     6.86896     6.42346
 22     4.76051     4.80986      4.87176     4.42740       6.76051      6.80986     6.87176     6.42740
 23     4.76415     4.81017      4.87607     4.43204       6.76415      6.81017     6.87607     6.43204
 24     4.76588     4.81014      4.87976     4.43711       6.76588      6.81014     6.87976     6.43711
 25     4.77604     4.81083      4.88631     4.44292       6.77604      6.81083     6.88631     6.44292
 26     4.76160     4.81021      4.89233     4.45025       6.76160      6.81021     6.89233     6.45025
 27     4.76061     4.81432      4.89997     4.45807       6.76061      6.81432     6.89997     6.45807
 28     4.76242     4.81975      4.90798     4.46552       6.76242      6.81975     6.90798     6.46552
 29     4.76561     4.82718      4.91887     4.47480       6.76561      6.82718     6.91887     6.47480
 30     4.76984     4.83614      4.92861     4.48421       6.76984      6.83614     6.92861     6.48421
 31     4.77508     4.84590      4.93866     4.49404       6.77508      6.84590     6.93866     6.49404
 32     4.78332     4.85806      4.95013     4.50346       6.78332      6.85806     6.95013     6.50346
 33     4.79240     4.87006      4.96018     4.51339       6.79240      6.87006     6.96018     6.51339
 34     4.80342     4.88057      4.97017     4.52287       6.80342      6.88057     6.97017     6.52287
 35     4.81633     4.89380      4.98020     4.53113       6.81633      6.89380     6.98020     6.53113
 36     4.82965     4.90478      4.98850     4.53962       6.82965      6.90478     6.98850     6.53962
 37     4.85510     4.91655      4.99723     4.54737       6.85510      6.91655     6.99723     6.54737
 38     4.85315     4.92307      5.00512     4.55457       6.85315      6.92307     7.00512     6.55457
 39     4.86234     4.93103      5.01199     4.56165       6.86234      6.93103     7.01199     6.56165
 40     4.87387     4.93931      5.01809     4.56778       6.87387      6.93931     7.01809     6.56778
 41     4.88207     4.94597      5.02490     4.57411       6.88207      6.94597     7.02490     6.57411
 42     4.89004     4.95202      5.03056     4.58015       6.89004      6.95202     7.03056     6.58015
 43     4.89728     4.95616      5.03613     4.58610       6.89728      6.95616     7.03613     6.58610
 44     4.90305     4.96441      5.04176     4.59143       6.90305      6.96441     7.04176     6.59143
 45     4.90773     4.96926      5.04661     4.59684       6.90773      6.96926     7.04661     6.59684
 46     4.91173     4.97347      5.05238     4.60194       6.91173      6.97347     7.05238     6.60194
 47     4.91507     4.97971      5.05626     4.60649       6.91507      6.97971     7.05626     6.60649
 48     4.91894     4.98529      5.06100     4.61109       6.91894      6.98529     7.06100     6.61109
 49     4.95156     4.99271      5.06522     4.61502       6.95156      6.99271     7.06522     6.61502
 50     4.93255     4.99323      5.06840     4.61846       6.93255      6.99323     7.06840     6.61846
 51     4.93799     4.99776      5.07159     4.62172       6.93799      6.99776     7.07159     6.62172
 52     4.94516     5.00351      5.07411     4.62432       6.94516      7.00351     7.07411     6.62432
 53     4.94973     5.00583      5.07669     4.62680       6.94973      7.00583     7.07669     6.62680
 54     4.95433     5.00899      5.07882     4.62902       6.95433      7.00899     7.07882     6.62902
 55     4.95804     5.01290      5.08175     4.63115       6.95804      7.01290     7.08175     6.63115
 56     4.96096     5.01768      5.08312     4.63329       6.96096      7.01768     7.08312     6.63329
 57     4.96377     5.01892      5.08526     4.63545       6.96377      7.01892     7.08526     6.63545
 58     4.96411     5.01960      5.08782     4.63792       6.96411      7.01960     7.08782     6.63792
 59     4.96532     5.02129      5.09023     4.64076       6.96532      7.02129     7.09023     6.64076
 60     4.96575     5.02249      5.09418     4.64371       6.96575      7.02249     7.09418     6.64371
 61     4.99131     5.02539      5.09700     4.64674       6.99131      7.02539     7.09700     6.64674
 62     4.96820     5.02293      5.10012     4.65025       6.96820      7.02293     7.10012     6.65025
 63     4.96923     5.02598      5.10464     4.65383       6.96923      7.02598     7.10464     6.65383
 64     4.97301     5.03066      5.10809     4.65766       6.97301      7.03066     7.10809     6.65766
 65     4.97514     5.03367      5.11174     4.66168       6.97514      7.03367     7.11174     6.66168
 66     4.97927     5.03787      5.11553     4.66561       6.97927      7.03787     7.11553     6.66561
 67     4.98177     5.04244      5.11996     4.66996       6.98177      7.04244     7.11996     6.66996
 68     4.98561     5.05066      5.12382     4.67424       6.98561      7.05066     7.12382     6.67424
 69     4.99014     5.05559      5.12947     4.67867       6.99014      7.05559     7.12947     6.67867
 70     4.99391     5.05823      5.13282     4.68310       6.99391      7.05823     7.13282     6.68310
 71     4.99880     5.06232      5.13710     4.68737       6.99880      7.06232     7.13710     6.68737
 72     5.00420     5.06579      5.14221     4.69178       7.00420      7.06579     7.14221     6.69178
 73     5.03157     5.07026      5.14687     4.69662       7.03157      7.07026     7.14687     6.69662
 74     5.01056     5.06912      5.15023     4.70179       7.01056      7.06912     7.15023     6.70179
 75     5.01276     5.07422      5.15569     4.70698       7.01276      7.07422     7.15569     6.70698
 76     5.01707     5.07888      5.16001     4.71140       7.01707      7.07888     7.16001     6.71140
 77     5.02067     5.08325      5.16521     4.71662       7.02067      7.08325     7.16521     6.71662
 78     5.02537     5.08922      5.17186     4.72168       7.02537      7.08922     7.17186     6.72168
 79     5.02965     5.09446      5.17603     4.72710       7.02965      7.09446     7.17603     6.72710
 80     5.03622     5.10162      5.18142     4.73240       7.03622      7.10162     7.18142     6.73240
 81     5.04072     5.10778      5.18753     4.73791       7.04072      7.10778     7.18753     6.73791
 82     5.04532     5.11153      5.19255     4.74343       7.04532      7.11153     7.19255     6.74343
 83     5.05188     5.11732      5.19789     4.74879       7.05188      7.11732     7.19789     6.74879
 84     5.05758     5.12334      5.20352     4.75435       7.05758      7.12334     7.20352     6.75435
 85     5.07562     5.12818      5.20891     4.75956       7.07562      7.12818     7.20891     6.75956
 86     5.06764     5.13043      5.21488     4.76491       7.06764      7.13043     7.21488     6.76491
 87     5.07149     5.13657      5.21941     4.77027       7.07149      7.13657     7.21941     6.77027
 88     5.07746     5.14175      5.22433     4.77512       7.07746      7.14175     7.22433     6.77512
 89     5.08348     5.14653      5.22979     4.78050       7.08348      7.14653     7.22979     6.78050
 90     5.08806     5.15298      5.23559     4.78572       7.08806      7.15298     7.23559     6.78572
 91     5.09225     5.15771      5.24050     4.79104       7.09225      7.15771     7.24050     6.79104
 92     5.09852     5.16546      5.24575     4.79617       7.09852      7.16546     7.24575     6.79617
 93     5.10307     5.17027      5.25148     4.80148       7.10307      7.17027     7.25148     6.80148
 94     5.10739     5.17398      5.25649     4.80680       7.10739      7.17398     7.25649     6.80680
 95     5.11275     5.17965      5.26254     4.81196       7.11275      7.17965     7.26254     6.81196
 96     5.11839     5.18550      5.26688     4.81730       7.11839      7.18550     7.26688     6.81730
 97     5.13640     5.19061      5.27312     4.82230       7.13640      7.19061     7.27312     6.82230
 98     5.12904     5.19365      5.27726     4.82743       7.12904      7.19365     7.27726     6.82743
 99     5.13267     5.19847      5.28190     4.83256       7.13267      7.19847     7.28190     6.83256
100     5.13872     5.20393      5.28632     4.83720       7.13872      7.20393     7.28632     6.83720
101     5.14427     5.20932      5.29209     4.84233       7.14427      7.20932     7.29209     6.84233
102     5.14898     5.21429      5.29618     4.84731       7.14898      7.21429     7.29618     6.84731
103     5.15310     5.21958      5.30072     4.85248       7.15310      7.21958     7.30072     6.85248
104     5.15862     5.22531      5.30638     4.85749       7.15862      7.22531     7.30638     6.85749
105     5.16299     5.22954      5.31057     4.86267       7.16299      7.22954     7.31057     6.86267
106     5.16784     5.23258      5.31546     4.86785       7.16784      7.23258     7.31546     6.86785
107     5.17242     5.23769      5.32080     4.87287       7.17242      7.23769     7.32080     6.87287
108     5.17730     5.24200      5.32578     4.87807       7.17730      7.24200     7.32578     6.87807
109     5.19336     5.24722      5.33184     4.88346       7.19336      7.24722     7.33184     6.88346
110     5.18453     5.24948      5.33594     4.88914       7.18453      7.24948     7.33594     6.88914
111     5.18760     5.25400      5.34175     4.89485       7.18760      7.25400     7.34175     6.89485
112     5.19414     5.26024      5.34979     4.90049       7.19414      7.26024     7.34979     6.90049
113     5.19804     5.26568      5.35446     4.90621       7.19804      7.26568     7.35446     6.90621
114     5.20330     5.27202      5.36035     4.91176       7.20330      7.27202     7.36035     6.91176
115     5.20892     5.27879      5.36741     4.91723       7.20892      7.27879     7.36741     6.91723
116     5.21416     5.28385      5.37281     4.92244       7.21416      7.28385     7.37281     6.92244
117     5.21952     5.28996      5.37847     4.92782       7.21952      7.28996     7.37847     6.92782
118     5.22544     5.29759      5.38479     4.93322       7.22544      7.29759     7.38479     6.93322
119     5.23203     5.30275      5.38989     4.93844       7.23203      7.30275     7.38989     6.93844
120     5.23928     5.30856      5.39497     4.94385       7.23928      7.30856     7.39497     6.94385
121     5.24571     5.31586      5.40033     4.94816       7.24571      7.31586     7.40033     6.94816
122     5.25166     5.32037      5.40436     4.95236       7.25166      7.32037     7.40436     6.95236
123     5.25898     5.32562      5.40969     4.95653       7.25898      7.32562     7.40969     6.95653
124     5.26424     5.33154      5.41277     4.95996       7.26424      7.33154     7.41277     6.95996
125     5.26844     5.33475      5.41626     4.96410       7.26844      7.33475     7.41626     6.96410
126     5.27455     5.33880      5.42001     4.96810       7.27455      7.33880     7.42001     6.96810
127     5.27784     5.34234      5.42398     4.97187       7.27784      7.34234     7.42398     6.97187
128     5.28179     5.34531      5.42726     4.97540       7.28179      7.34531     7.42726     6.97540
129     5.28562     5.34956      5.43081     4.97902       7.28562      7.34956     7.43081     6.97902
130     5.28774     5.35130      5.43442     4.98262       7.28774      7.35130     7.43442     6.98262
131     5.29040     5.35467      5.43767     4.98608       7.29040      7.35467     7.43767     6.98608
132     5.29381     5.35802      5.44204     4.98964       7.29381      7.35802     7.44204     6.98964
133     5.29833     5.36268      5.44491     4.99343       7.29833      7.36268     7.44491     6.99343
134     5.30211     5.36564      5.44827     4.99743       7.30211      7.36564     7.44827     6.99743
135     5.30410     5.37034      5.45235     5.00143       7.30410      7.37034     7.45235     7.00143
136     5.30888     5.37381      5.45584     5.00502       7.30888      7.37381     7.45584     7.00502
137     5.31179     5.37632      5.45942     5.00899       7.31179      7.37632     7.45942     7.00899
138     5.31597     5.38050      5.46300     5.01282       7.31597      7.38050     7.46300     7.01282
139     5.31838     5.38266      5.46662     5.01586       7.31838      7.38266     7.46662     7.01586
140     5.32162     5.38591      5.46963     5.01850       7.32162      7.38591     7.46963     7.01850
141     5.32440     5.39026      5.47382     5.02119       7.32440      7.39026     7.47382     7.02119
142     5.32655     5.39299      5.47495     5.02385       7.32655      7.39299     7.47495     7.02385
143     5.33013     5.39713      5.47682     5.02639       7.33013      7.39713     7.47682     7.02639
144     5.33239     5.40211      5.47822     5.02899       7.33239      7.40211     7.47822     7.02899
145     5.33997     5.40537      5.47864     5.02819       7.33997      7.40537     7.47864     7.02819
146     5.34455     5.40756      5.47789     5.02639       7.34455      7.40756     7.47789     7.02639
147     5.34719     5.41010      5.47600     5.02444       7.34719      7.41010     7.47600     7.02444
148     5.35150     5.41098      5.47368     5.02261       7.35150      7.41098     7.47368     7.02261
149     5.35323     5.41010      5.47077     5.02051       7.35323      7.41010     7.47077     7.02051
150     5.35476     5.40923      5.46871     5.01839       7.35476      7.40923     7.46871     7.01839
151     5.35443     5.40632      5.46452     5.01721       7.35443      7.40632     7.46452     7.01721
152     5.35491     5.40185      5.46184     5.01634       7.35491      7.40185     7.46184     7.01634
153     5.35140     5.39614      5.45954     5.01539       7.35140      7.39614     7.45954     7.01539
154     5.34809     5.39021      5.45852     5.01438       7.34809      7.39021     7.45852     7.01438
155     5.34453     5.38533      5.45854     5.01334       7.34453      7.38533     7.45854     7.01334
156     5.33775     5.38093      5.46013     5.01220       7.33775      7.38093     7.46013     7.01220
157     5.32989     5.37745      5.46358     5.01763       7.32989      7.37745     7.46358     7.01763
158     5.32376     5.37606      5.46979     5.02508       7.32376      7.37606     7.46979     7.02508
159     5.31856     5.37808      5.47566     5.03269       7.31856      7.37808     7.47566     7.03269
160     5.31770     5.38151      5.48369     5.04016       7.31770      7.38151     7.48369     7.04016
161     5.31847     5.38635      5.49396     5.04784       7.31847      7.38635     7.49396     7.04784
162     5.31994     5.39562      5.50302     5.05533       7.31994      7.39562     7.50302     7.05533
163     5.32333     5.40451      5.51181     5.06283       7.32333      7.40451     7.51181     7.06283
164     5.33095     5.41623      5.52205     5.07004       7.33095      7.41623     7.52205     7.07004
165     5.33896     5.42830      5.53036     5.07754       7.33896      7.42830     7.53036     7.07754
166     5.34833     5.43905      5.53763     5.08507       7.34833      7.43905     7.53763     7.08507
167     5.36121     5.45275      5.54427     5.09240       7.36121      7.45275     7.54427     7.09240
168     5.37658     5.46276      5.54845     5.10002       7.37658      7.46276     7.54845     7.10002
169     5.39087     5.47322      5.55180     5.10089       7.39087      7.47322     7.55180     7.10089
170     5.40309     5.47856      5.55192     5.09995       7.40309      7.47856     7.55192     7.09995
171     5.41138     5.48286      5.55151     5.09884       7.41138      7.48286     7.55151     7.09884
172     5.42088     5.48594      5.54972     5.09737       7.42088      7.48594     7.54972     7.09737
173     5.42539     5.48562      5.54707     5.09614       7.42539      7.48562     7.54707     7.09614
174     5.42901     5.48417      5.54404     5.09488       7.42901      7.48417     7.54404     7.09488
175     5.43059     5.48068      5.54039     5.09166       7.43059      7.48068     7.54039     7.09166
176     5.42909     5.47450      5.53614     5.08790       7.42909      7.47450     7.53614     7.08790
177     5.42601     5.46944      5.53215     5.08391       7.42601      7.46944     7.53215     7.08391
178     5.42053     5.46305      5.52868     5.07982       7.42053      7.46305     7.52868     7.07982
179     5.41303     5.45846      5.52400     5.07579       7.41303      7.45846     7.52400     7.07579
180     5.40558     5.45414      5.52100     5.07154       7.40558      7.45414     7.52100     7.07154
181     5.40056     5.45112      5.51742     5.06862       7.40056      7.45112     7.51742     7.06862
182     5.39795     5.44857      5.51496     5.06588       7.39795      7.44857     7.51496     7.06588
183     5.39394     5.44534      5.51220     5.06310       7.39394      7.44534     7.51220     7.06310
184     5.39275     5.44463      5.50976     5.06054       7.39275      7.44463     7.50976     7.06054
185     5.38911     5.44070      5.50703     5.05763       7.38911      7.44070     7.50703     7.05763
186     5.38688     5.43891      5.50462     5.05476       7.38688      7.43891     7.50462     7.05476
187     5.38416     5.43665      5.50285     5.05229       7.38416      7.43665     7.50285     7.05229
188     5.38150     5.43335      5.49964     5.05002       7.38150      7.43335     7.49964     7.05002
189     5.37970     5.43092      5.49732     5.04763       7.37970      7.43092     7.49732     7.04763
190     5.37592     5.42758      5.49484     5.04518       7.37592      7.42758     7.49484     7.04518
191     5.37440     5.42542      5.49279     5.04276       7.37440      7.42542     7.49279     7.04276
192     5.37190     5.42265      5.49126     5.04020       7.37190      7.42265     7.49126     7.04020
193     5.36910     5.42067      5.48829     5.03819       7.36910      7.42067     7.48829     7.03819
194     5.36702     5.41831      5.48640     5.03622       7.36702      7.41831     7.48640     7.03622
195     5.36368     5.41615      5.48513     5.03421       7.36368      7.41615     7.48513     7.03421
196     5.36279     5.41574      5.48336     5.03235       7.36279      7.41574     7.48336     7.03235
197     5.36029     5.41297      5.48069     5.03025       7.36029      7.41297     7.48069     7.03025
198     5.35937     5.41143      5.47890     5.02817       7.35937      7.41143     7.47890     7.02817
199     5.35613     5.40939      5.47700     5.02647       7.35613      7.40939     7.47700     7.02647
200     5.35473     5.40771      5.47544     5.02493       7.35473      7.40771     7.47544     7.02493
201     5.35319     5.40666      5.47378     5.02330       7.35319      7.40666     7.47378     7.02330
202     5.35055     5.40337      5.47212     5.02164       7.35055      7.40337     7.47212     7.02164
203     5.34925     5.40180      5.47068     5.01999       7.34925      7.40180     7.47068     7.01999
204     5.34826     5.39981      5.46998     5.01825       7.34826      7.39981     7.46998     7.01825
205     5.34649     5.39853      5.46769     5.01698       7.34649      7.39853     7.46769     7.01698
206     5.34504     5.39680      5.46647     5.01576       7.34504      7.39680     7.46647     7.01576
207     5.34153     5.39602      5.46509     5.01452       7.34153      7.39602     7.46509     7.01452
208     5.34130     5.39516      5.46437     5.01376       7.34130      7.39516     7.46437     7.01376
209     5.33958     5.39354      5.46327     5.01246       7.33958      7.39354     7.46327     7.01246
210     5.33899     5.39346      5.46337     5.01117       7.33899      7.39346     7.46337     7.01117
211     5.33688     5.39146      5.46111     5.01024       7.33688      7.39146     7.46111     7.01024
212     5.33607     5.39039      5.46018     5.00943       7.33607      7.39039     7.46018     7.00943
213     5.33487     5.38969      5.46004     5.00857       7.33487      7.38969     7.46004     7.00857
214     5.33334     5.38751      5.45838     5.00770       7.33334      7.38751     7.45838     7.00770
215     5.33342     5.38696      5.45760     5.00682       7.33342      7.38696     7.45760     7.00682
216     5.33119     5.38600      5.45681     5.00589       7.33119      7.38600     7.45681     7.00589
217     5.33139     5.38519      5.45615     5.00537       7.33139      7.38519     7.45615     7.00537
218     5.33016     5.38407      5.45636     5.00492       7.33016      7.38407     7.45636     7.00492
219     5.32814     5.38371      5.45498     5.00445       7.32814      7.38371     7.45498     7.00445
220     5.32818     5.38349      5.45413     5.00360       7.32818      7.38349     7.45413     7.00360
221     5.32820     5.38250      5.45369     5.00309       7.32820      7.38250     7.45369     7.00309
222     5.32672     5.38270      5.45329     5.00257       7.32672      7.38270     7.45329     7.00257
223     5.32577     5.38226      5.45300     5.00240       7.32577      7.38226     7.45300     7.00240
224     5.32638     5.38224      5.45275     5.00233       7.32638      7.38224     7.45275     7.00233
225     5.32507     5.38106      5.45254     5.00225       7.32507      7.38106     7.45254     7.00225
226     5.32427     5.37959      5.45242     5.00216       7.32427      7.37959     7.45242     7.00216
227     5.32427     5.37974      5.45316     5.00205       7.32427      7.37974     7.45316     7.00205
228     5.32433     5.37995      5.45233     5.00192       7.32433      7.37995     7.45233     7.00192
229     5.32366     5.37941      5.45318     5.00192       7.32366      7.37941     7.45318     7.00192
230     5.32345     5.37935      5.45237     5.00195       7.32345      7.37935     7.45237     7.00195
231     5.32214     5.37934      5.45236     5.00197       7.32214      7.37934     7.45236     7.00197
232     5.32322     5.38018      5.45231     5.00197       7.32322      7.38018     7.45231     7.00197
233     5.32357     5.38069      5.45303     5.00195       7.32357      7.38069     7.45303     7.00195
234     5.32319     5.38086      5.45208     5.00193       7.32319      7.38086     7.45208     7.00193
235     5.32287     5.38183      5.45190     5.00168       7.32287      7.38183     7.45190     7.00168
236     5.32378     5.38112      5.45245     5.00135       7.32378      7.38112     7.45245     7.00135
237     5.32359     5.38071      5.45133     5.00100       7.32359      7.38071     7.45133     7.00100
238     5.32422     5.37939      5.45094     5.00063       7.32422      7.37939     7.45094     7.00063
239     5.32454     5.37949      5.45044     5.00026       7.32454      7.37949     7.45044     7.00026
240     5.32549     5.37908      5.44991     4.99986       7.32549      7.37908     7.44991     6.99986
241     5.32381     5.37845      5.44920     4.99928       7.32381      7.37845     7.44920     6.99928
242     5.32333     5.37791      5.44859     4.99862       7.32333      7.37791     7.44859     6.99862
243     5.32164     5.37693      5.44792     4.99793       7.32164      7.37693     7.44792     6.99793
244     5.32304     5.37752      5.44728     4.99730       7.32304      7.37752     7.44728     6.99730
245     5.32126     5.37644      5.44651     4.99658       7.32126      7.37644     7.44651     6.99658
246     5.32107     5.37620      5.44581     4.99587       7.32107      7.37620     7.44581     6.99587
247     5.32085     5.37630      5.44506     4.99511       7.32085      7.37630     7.44506     6.99511
248     5.31980     5.37480      5.44425     4.99435       7.31980      7.37480     7.44425     6.99435
249     5.31917     5.37412      5.44349     4.99354       7.31917      7.37412     7.44349     6.99354
250     5.31849     5.37221      5.44345     4.99272       7.31849      7.37221     7.44345     6.99272
251     5.31779     5.37183      5.44182     4.99191       7.31779      7.37183     7.44182     6.99191
252     5.31784     5.37068      5.44098     4.99106       7.31784      7.37068     7.44098     6.99106
253     5.31630     5.37021      5.44042     4.99020       7.31630      7.37021     7.44042     6.99020
254     5.31561     5.36946      5.43921     4.98929       7.31561      7.36946     7.43921     6.98929
255     5.31369     5.36824      5.43829     4.98836       7.31369      7.36824     7.43829     6.98836
256     5.31449     5.36937      5.43859     4.98790       7.31449      7.36937     7.43859     6.98790
257     5.31289     5.36731      5.43682     4.98694       7.31289      7.36731     7.43682     6.98694
258     5.31249     5.36685      5.43590     4.98600       7.31249      7.36685     7.43590     6.98600
259     5.31163     5.36707      5.43528     4.98500       7.31163      7.36707     7.43528     6.98500
260     5.31076     5.36499      5.43387     4.98400       7.31076      7.36499     7.43387     6.98400
261     5.31065     5.36406      5.43286     4.98295       7.31065      7.36406     7.43286     6.98295
262     5.30855     5.36226      5.43173     4.98189       7.30855      7.36226     7.43173     6.98189
263     5.30809     5.36173      5.43075     4.98085       7.30809      7.36173     7.43075     6.98085
264     5.30826     5.36034      5.43041     4.97976       7.30826      7.36034     7.43041     6.97976
265     5.30683     5.35958      5.42841     4.97867       7.30683      7.35958     7.42841     6.97867
266     5.30522     5.35828      5.42741     4.97752       7.30522      7.35828     7.42741     6.97752
267     5.30422     5.35721      5.42663     4.97635       7.30422      7.35721     7.42663     6.97635
268     5.30319     5.35687      5.42468     4.97487       7.30319      7.35687     7.42468     6.97487
269     5.30184     5.35545      5.42355     4.97366       7.30184      7.35545     7.42355     6.97366
270     5.30156     5.35548      5.42237     4.97249       7.30156      7.35548     7.42237     6.97249
271     5.29970     5.35354      5.42109     4.97124       7.29970      7.35354     7.42109     6.97124
272     5.29905     5.35244      5.41991     4.97001       7.29905      7.35244     7.41991     6.97001
273     5.29793     5.35162      5.41977     4.96872       7.29793      7.35162     7.41977     6.96872
274     5.29642     5.34929      5.41733     4.96742       7.29642      7.34929     7.41733     6.96742
275     5.29642     5.34810      5.41605     4.96614       7.29642      7.34810     7.41605     6.96614
276     5.29406     5.34715      5.41462     4.96481       7.29406      7.34715     7.41462     6.96481
277     5.29401     5.34555      5.41330     4.96348       7.29401      7.34555     7.41330     6.96348
278     5.29251     5.34397      5.41201     4.96209       7.29251      7.34397     7.41201     6.96209
279     5.28976     5.34337      5.41056     4.96068       7.28976      7.34337     7.41056     6.96068
280     5.28974     5.34254      5.40928     4.95940       7.28974      7.34254     7.40928     6.95940
281     5.28814     5.34087      5.40789     4.95796       7.28814      7.34087     7.40789     6.95796
282     5.28727     5.34029      5.40760     4.95655       7.28727      7.34029     7.40760     6.95655
283     5.28560     5.33891      5.40500     4.95506       7.28560      7.33891     7.40500     6.95506
284     5.28578     5.33718      5.40355     4.95360       7.28578      7.33718     7.40355     6.95360
285     5.28321     5.33562      5.40188     4.95207       7.28321      7.33562     7.40188     6.95207
286     5.28161     5.33321      5.40049     4.95053       7.28161      7.33321     7.40049     6.95053
287     5.28100     5.33217      5.39898     4.94902       7.28100      7.33217     7.39898     6.94902
288     5.27920     5.33101      5.39736     4.94745       7.27920      7.33101     7.39736     6.94745
289     5.27814     5.32915      5.39577     4.94602       7.27814      7.32915     7.39577     6.94602
290     5.27643     5.32736      5.39507     4.94456       7.27643      7.32736     7.39507     6.94456
291     5.27389     5.32656      5.39282     4.94309       7.27389      7.32656     7.39282     6.94309
292     5.27365     5.32552      5.39149     4.94175       7.27365      7.32552     7.39149     6.94175
293     5.27287     5.32358      5.39006     4.94025       7.27287      7.32358     7.39006     6.94025
294     5.27054     5.32224      5.38858     4.93878       7.27054      7.32224     7.38858     6.93878
295     5.26880     5.32118      5.38735     4.93749       7.26880      7.32118     7.38735     6.93749
296     5.26838     5.32010      5.38608     4.93630       7.26838      7.32010     7.38608     6.93630
297     5.26599     5.31787      5.38472     4.93506       7.26599      7.31787     7.38472     6.93506
298     5.26415     5.31554      5.38356     4.93380       7.26415      7.31554     7.38356     6.93380
299     5.26295     5.31474      5.38315     4.93258       7.26295      7.31474     7.38315     6.93258
300     5.26182     5.31399      5.38123     4.93130       7.26182      7.31399     7.38123     6.93130
301     5.26041     5.31254      5.38081     4.93015       7.26041      7.31254     7.38081     6.93015
302     5.25942     5.31147      5.37890     4.92896       7.25942      7.31147     7.37890     6.92896
303     5.25738     5.31045      5.37779     4.92777       7.25738      7.31045     7.37779     6.92777
304     5.25755     5.31020      5.37708     4.92706       7.25755      7.31020     7.37708     6.92706
305     5.25686     5.30944      5.37623     4.92585       7.25686      7.30944     7.37623     6.92585
306     5.25539     5.30788      5.37457     4.92466       7.25539      7.30788     7.37457     6.92466
307     5.25400     5.30789      5.37339     4.92338       7.25400      7.30789     7.37339     6.92338
308     5.25365     5.30600      5.37252     4.92212       7.25365      7.30600     7.37252     6.92212
309     5.25212     5.30438      5.37079     4.92079       7.25212      7.30438     7.37079     6.92079
310     5.25137     5.30246      5.37024     4.91946       7.25137      7.30246     7.37024     6.91946
311     5.24979     5.30153      5.36810     4.91816       7.24979      7.30153     7.36810     6.91816
312     5.24976     5.29997      5.36682     4.91681       7.24976      7.29997     7.36682     6.91681
313     5.24733     5.29891      5.36528     4.91544       7.24733      7.29891     7.36528     6.91544
314     5.24621     5.29735      5.36400     4.91401       7.24621      7.29735     7.36400     6.91401
315     5.24428     5.29606      5.36261     4.91256       7.24428      7.29606     7.36261     6.91256
316     5.24416     5.29624      5.36087     4.91082       7.24416      7.29624     7.36087     6.91082
317     5.24210     5.29372      5.35934     4.90935       7.24210      7.29372     7.35934     6.90935
318     5.24122     5.29277      5.35793     4.90791       7.24122      7.29277     7.35793     6.90791
319     5.23988     5.29243      5.35714     4.90637       7.23988      7.29243     7.35714     6.90637
320     5.23852     5.28990      5.35486     4.90485       7.23852      7.28990     7.35486     6.90485
321     5.23790     5.28848      5.35334     4.90327       7.23790      7.28848     7.35334     6.90327
322     5.23533     5.28618      5.35164     4.90168       7.23533      7.28618     7.35164     6.90168
323     5.23440     5.28482      5.35018     4.90013       7.23440      7.28482     7.35018     6.90013
324     5.23402     5.28293      5.34855     4.89851       7.23402      7.28293     7.34855     6.89851
325     5.23206     5.28159      5.34673     4.89689       7.23206      7.28159     7.34673     6.89689
326     5.23005     5.27986      5.34527     4.89520       7.23005      7.27986     7.34527     6.89520
327     5.22748     5.27827      5.34429     4.89349       7.22748      7.27827     7.34429     6.89349
328     5.22717     5.27824      5.34273     4.89193       7.22717      7.27824     7.34273     6.89193
329     5.22527     5.27589      5.34027     4.89020       7.22527      7.27589     7.34027     6.89020
330     5.22481     5.27464      5.33856     4.88852       7.22481      7.27464     7.33856     6.88852
331     5.22206     5.27285      5.33666     4.88672       7.22206      7.27285     7.33666     6.88672
332     5.22095     5.27132      5.33502     4.88495       7.22095      7.27132     7.33502     6.88495
333     5.21968     5.27031      5.33319     4.88311       7.21968      7.27031     7.33319     6.88311
334     5.21727     5.26710      5.33128     4.88126       7.21727      7.26710     7.33128     6.88126
335     5.21606     5.26545      5.32953     4.87946       7.21606      7.26545     7.32953     6.87946
336     5.21506     5.26331      5.32835     4.87759       7.21506      7.26331     7.32835     6.87759
337     5.21323     5.26174      5.32559     4.87572       7.21323      7.26174     7.32559     6.87572
338     5.21167     5.25974      5.32384     4.87376       7.21167      7.25974     7.32384     6.87376
339     5.20806     5.25848      5.32175     4.87180       7.20806      7.25848     7.32175     6.87180
340     5.20750     5.25714      5.31996     4.87001       7.20750      7.25714     7.31996     6.87001
341     5.20547     5.25502      5.31809     4.86802       7.20547      7.25502     7.31809     6.86802
342     5.20440     5.25422      5.31613     4.86608       7.20440      7.25422     7.31613     6.86608
343     5.20182     5.25153      5.31402     4.86402       7.20182      7.25153     7.31402     6.86402
344     5.20042     5.24971      5.31208     4.86200       7.20042      7.24971     7.31208     6.86200
345     5.19855     5.24808      5.31069     4.85991       7.19855      7.24808     7.31069     6.85991
346     5.19630     5.24505      5.30788     4.85780       7.19630      7.24505     7.30788     6.85780
347     5.19547     5.24310      5.30582     4.85575       7.19547      7.24310     7.30582     6.85575
348     5.19238     5.24093      5.30352     4.85575       7.19238      7.24093     7.30352     6.85575
349     5.19151     5.23894      5.30142     4.85575       7.19151      7.23894     7.30142     6.85575
350     5.18931     5.23665      5.29938     4.85575       7.18931      7.23665     7.29938     6.85575
351     5.18588     5.23483      5.29712     4.85575       7.18588      7.23483     7.29712     6.85575
352     5.18507     5.23359      5.29550     4.85575       7.18507      7.23359     7.29550     6.85575
353     5.18276     5.23118      5.29339     4.85575       7.18276      7.23118     7.29339     6.85575
354     5.18110     5.22977      5.29163     4.85575       7.18110      7.22977     7.29163     6.85575
355     5.17868     5.22691      5.28911     4.85575       7.17868      7.22691     7.28911     6.85575
356     5.17765     5.22515      5.28701     4.85575       7.17765      7.22515     7.28701     6.85575
357     5.17471     5.22286      5.28472     4.85575       7.17471      7.22286     7.28472     6.85575
358     5.17237     5.22018      5.28271     4.85575       7.17237      7.22018     7.28271     6.85575
359     5.17094     5.21848      5.28135     4.85575       7.17094      7.21848     7.28135     6.85575
360     5.16810     5.21599      5.27848     4.85575       7.16810      7.21599     7.27848     6.85575
    ---------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied
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current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal
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aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

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IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

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

Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



*OLTV should include first mortgage balance on the property at the time of origination
*COLTV should include first mortgage balance and any additional mortgages on the property (whether in this collateral pool or not)
 at the time of origination
*Front end DTI should include only first mortgage expenses (P and I, Property Taxes and Insurance)
*Back end DTI Should include all mortgage expenses and all other debt
*Each line item's "Deal Percentage" should reflect its respective relative percentage of the deal.
*Cells corresponding to, for instance, the IO row and the IO column, should equal 100%, NOT its respective relative percentage of the deal.

                     -----------------------------------------------------------------------------------------------------------
                                                                                                          Deal
     Deal Name                  Loan Characteristics               Loan Number            Balance   Percentage    WAC    WALA
                     -----------------------------------------------------------------------------------------------------------
   GSAA 2005-15                       Aggregate                          3,576       $892,655,719      100.00%   6.23       1
                                                                  --------------------------------------------------------------
   no Rate < 9.5                     Rate 9.5-10
                                  RATE 10.001-10.5
                                   RATE 10.501-11
                               RATE 11.001-11.5
                            RATE greater than 11.5
                     -----------------------------------------------------------------------------------------------------------
                                     LB <50,000                             29         $1,161,327        0.13%   7.04       2
                                                                  --------------------------------------------------------------
                                   LB 50,001-100K                          217         17,348,560         1.94   6.63       1
                                                                  --------------------------------------------------------------
                                     LB 100-200K                         1,191        182,609,088        20.46   6.26       1
                                                                  --------------------------------------------------------------
                                     LB 200-300k                         1,154        287,421,351         32.2   6.15       1
                                                                  --------------------------------------------------------------
                                    LB 300K-400K                           623        213,166,218        23.88   6.15       1
                                                                  --------------------------------------------------------------
                                    LB 400K-500k                           208         94,442,011        10.58   6.39       1
                                                                  --------------------------------------------------------------
                                     LB 500-600k                            87         47,451,765         5.32   6.33       1
                                                                  --------------------------------------------------------------
                                     LB 600-700k                            48         30,536,792         3.42   6.35       1
                                                                  --------------------------------------------------------------
                                     LB 700-800k                             4          3,077,281         0.34   6.88       1
                                                                  --------------------------------------------------------------
                                     LB 800-900k                             5          4,369,843         0.49    6.4       2
                                                                  --------------------------------------------------------------
                                     LB 900-1MM                              5          4,787,074         0.54    6.3       2
                                                                  --------------------------------------------------------------
                                      LB > 1MM                               5          6,284,409          0.7   6.26       2
                     -----------------------------------------------------------------------------------------------------------
                                      FICO <500                              2           $618,049        0.07%   5.76       3
                                                                  --------------------------------------------------------------
                                    FICO 501-525
                                    FICO 526-550
                                    FICO 551-575
                                                                  --------------------------------------------------------------
                                    FICO 576-600                             2            389,000         0.04   5.99       1
                                                                  --------------------------------------------------------------
                                    FICO 601-625                            29          6,810,962         0.76   6.01       1
                                                                  --------------------------------------------------------------
                                    FICO 626-650                           225         57,747,922         6.47   6.35       1
                                                                  --------------------------------------------------------------
                                    FICO 651-700                         1,250        302,887,794        33.93   6.28       1
                                                                  --------------------------------------------------------------
                                        >700                             2,068        524,201,992        58.72   6.19       1
                     -----------------------------------------------------------------------------------------------------------
                                       LTV 80                            3,247       $819,375,094       91.79%    6.2       1
                                                                  --------------------------------------------------------------
                                      LTV 80-85                             17          4,676,623         0.52   6.33       2
                                                                  --------------------------------------------------------------
                                    LTV 85.01-90                           224         48,213,627          5.4   6.56       2
                                                                  --------------------------------------------------------------
                                    LTV 90.01-95                            85         19,525,028         2.19   6.53       1
                                                                  --------------------------------------------------------------
                                    LTV 95.01-100                            3            865,347          0.1    6.2       3
                                                                  --------------------------------------------------------------
                                      LTV >100
                     -----------------------------------------------------------------------------------------------------------
                                      2nd Home                             279         62,699,610         7.02   6.06       1
                                                                  --------------------------------------------------------------
                                   Invest Property                         782        155,262,566        17.39   6.68       2
                     -----------------------------------------------------------------------------------------------------------
                                      2nd lien                             n/a
                                                                  --------------------------------------------------------------
                                  Simultaneous 2nds                      2,012        505,065,738        56.58   6.23       1
                     -----------------------------------------------------------------------------------------------------------
                                     Stated Doc                          2,347       $602,771,127       67.53%   6.32       1
                                                                  --------------------------------------------------------------
                                       Limited
                                       No Doc                              178         45,852,452         5.14   6.56       2
                     -----------------------------------------------------------------------------------------------------------
                                      Purchase                           2,599       $644,571,388       72.21%   6.24       1
                                                                  --------------------------------------------------------------
                                    Cash Out Refi                          649        167,754,420        18.79   6.23       1
                                                                  --------------------------------------------------------------
                                   Rate Term Refi                          328         80,329,911            9   6.16       1
                     -----------------------------------------------------------------------------------------------------------
                                     2-4 Family                            213         56,147,887         6.29   6.68       1
                                                                  --------------------------------------------------------------
                                        Condo                              610        136,056,676        15.24   6.18       1
                     -----------------------------------------------------------------------------------------------------------
                                        Fixed
                                         Arm                             3,576       $892,655,719      100.00%   6.23       1
                     -----------------------------------------------------------------------------------------------------------
                                   Back DTI 45-50                          249         58,768,998         6.58   6.04       1
                                                                  --------------------------------------------------------------
                                   Back DTI 50-55                           84         19,653,277          2.2   5.89       1
                                                                  --------------------------------------------------------------
                                    Back DTI > 55                           28          6,207,507          0.7   5.95       2
                     -----------------------------------------------------------------------------------------------------------
                                         IO                              3,233        821,473,509        92.03   6.21       1
                     -----------------------------------------------------------------------------------------------------------
                                        Cali                               853       $283,720,911       31.78%   6.19       1
                                                                  --------------------------------------------------------------
                                       N Cali                              336        119,647,728         13.4   6.27       1
                                                                  --------------------------------------------------------------
                                       S Cali                              517        164,073,183        18.38   6.12       1
                                                                  --------------------------------------------------------------
                                         NY                                 45         11,101,280         1.24   6.64       2
                                                                  --------------------------------------------------------------
                                         FL                                421         88,162,948         9.88   6.36       1
                                                                  --------------------------------------------------------------
                                       Georgia                              90         14,896,052         1.67   6.07       1
                                                                  --------------------------------------------------------------
                                        Ohio                                82         12,605,164         1.41   6.22       1
                                                                  --------------------------------------------------------------
                                      Maryland                             128         37,067,300         4.15   6.13       2
                     -----------------------------------------------------------------------------------------------------------
                                     40 yr Loans                       n/a
                     -----------------------------------------------------------------------------------------------------------
                             Purchase Loans w/Simul 2nds                 1,724       $431,040,304       48.29%   6.23       1
                                                                  --------------------------------------------------------------
                       Stated Doc Purchase Loans w/Simul 2nds            1,185       $310,026,642       34.73%   6.35       1
                                                                  --------------------------------------------------------------
                           IO Purchase Loans w/Simul 2nds                1,620       $409,689,360       45.90%    6.2       1
                                                                  --------------------------------------------------------------
                      Stated Doc IO Purchase Loans w/Simul 2nds          1,113       $294,026,654       32.94%   6.32       1
                     -----------------------------------------------------------------------------------------------------------
                                    FICO Std Dev                         47.86
                                     LTV Std Dev                          9.25
                     --------------------------------------------               ------------------------------------------------


                     ------------------------------------------------------------------------------------------------------------
                                                                                             Front End     Back End
     Deal Name                  Loan Characteristics              FICO     OLTV    COLTV           DTI          DTI   Full Doc
                     ------------------------------------------------------------------------------------------------------------
   GSAA 2005-15                       Aggregate                    713    77.78   86.967         25.64        36.92     27.34%
                                                                 ----------------------------------------------------------------
   no Rate < 9.5                     Rate 9.5-10
                                  RATE 10.001-10.5
                                   RATE 10.501-11
                               RATE 11.001-11.5
                            RATE greater than 11.5
                     ------------------------------------------------------------------------------------------------------------
                                     LB <50,000                    701    71.66    81.32         11.31        28.66     20.16%
                                                                 ----------------------------------------------------------------
                                   LB 50,001-100K                  713    75.38   84.273         21.19         34.4      35.52
                                                                 ----------------------------------------------------------------
                                     LB 100-200K                   712     78.1    87.28         23.25        36.18      34.37
                                                                 ----------------------------------------------------------------
                                     LB 200-300k                   711    78.21   87.217         25.98        37.22      27.15
                                                                 ----------------------------------------------------------------
                                    LB 300K-400K                   713    77.73   87.291         27.65        38.19       27.3
                                                                 ----------------------------------------------------------------
                                    LB 400K-500k                   719    78.08   86.815         27.14        36.29      20.07
                                                                 ----------------------------------------------------------------
                                     LB 500-600k                   720    77.65   88.445         27.38        36.51      24.04
                                                                 ----------------------------------------------------------------
                                     LB 600-700k                   718    75.04   84.961             0        36.27      10.47
                                                                 ----------------------------------------------------------------
                                     LB 700-800k                   706    75.27   85.008             0        35.92      25.02
                                                                 ----------------------------------------------------------------
                                     LB 800-900k                   684    76.47   80.526             0        27.31      39.96
                                                                 ----------------------------------------------------------------
                                     LB 900-1MM                    717    78.07   82.613             0        35.15          0
                                                                 ----------------------------------------------------------------
                                      LB > 1MM                     708    70.42   73.509             0        33.47      40.95
                     ------------------------------------------------------------------------------------------------------------
                                      FICO <500                      0    86.76   86.762             0        39.61    100.00%
                                                                 ----------------------------------------------------------------
                                    FICO 501-525
                                    FICO 526-550
                                    FICO 551-575
                                                                 ----------------------------------------------------------------
                                    FICO 576-600                   595    57.81   57.808          33.7        40.39        100
                                                                 ----------------------------------------------------------------
                                    FICO 601-625                   619    72.03   76.134          25.1        38.08      72.86
                                                                 ----------------------------------------------------------------
                                    FICO 626-650                   639     75.9   81.282          27.4        38.44      43.87
                                                                 ----------------------------------------------------------------
                                    FICO 651-700                   677     77.7   86.696         26.16        37.75      33.59
                                                                 ----------------------------------------------------------------
                                        >700                       744    78.12   87.912         25.08        36.22      21.17
                     ------------------------------------------------------------------------------------------------------------
                                       LTV 80                      713    76.61   86.607         25.66        36.78     27.57%
                                                                 ----------------------------------------------------------------
                                      LTV 80-85                    704    84.53   86.002         28.52        39.63      30.94
                                                                 ----------------------------------------------------------------
                                    LTV 85.01-90                   714    89.76   89.763         23.81        38.09      24.06
                                                                 ----------------------------------------------------------------
                                    LTV 90.01-95                   730    94.83   94.827         27.86        40.32       21.8
                                                                 ----------------------------------------------------------------
                                    LTV 95.01-100                  675    99.08   99.084             0        41.26        100
                                                                 ----------------------------------------------------------------
                                      LTV >100
                     ------------------------------------------------------------------------------------------------------------
                                      2nd Home                     732    80.17   85.076         16.65        36.41       16.4
                                                                 ----------------------------------------------------------------
                                   Invest Property                 722    76.95   81.914         17.62        34.11      31.05
                     ------------------------------------------------------------------------------------------------------------
                                      2nd lien
                                                                 ----------------------------------------------------------------
                                  Simultaneous 2nds                715    79.01   95.241         26.66         37.2      29.44
                     ------------------------------------------------------------------------------------------------------------
                                     Stated Doc                    717    78.02   87.454         25.14        36.21      0.00%
                                                                 ----------------------------------------------------------------
                                       Limited
                                       No Doc                      718    76.14   76.845             0            0          0
                     ------------------------------------------------------------------------------------------------------------
                                      Purchase                     721    79.84   91.024         25.69           37     24.38%
                                                                 ----------------------------------------------------------------
                                    Cash Out Refi                  692    71.68   74.008         26.41        37.37      35.29
                                                                 ----------------------------------------------------------------
                                   Rate Term Refi                  699    74.02   81.473         23.79        35.46      34.46
                     ------------------------------------------------------------------------------------------------------------
                                     2-4 Family                    716    76.86    82.83         27.69        36.12      27.65
                                                                 ----------------------------------------------------------------
                                        Condo                      721    79.05   88.251          25.2        36.61      25.28
                     ------------------------------------------------------------------------------------------------------------
                                        Fixed
                                         Arm                       713    77.78    86.97         25.64        36.92     27.34%
                     ------------------------------------------------------------------------------------------------------------
                                   Back DTI 45-50                  701    78.05   86.639         29.57        47.33      44.81
                                                                 ----------------------------------------------------------------
                                   Back DTI 50-55                  698    78.69   83.336         28.78         52.5      45.69
                                                                 ----------------------------------------------------------------
                                    Back DTI > 55                  725    73.14   74.561         32.33        60.29      81.26
                     ------------------------------------------------------------------------------------------------------------
                                         IO                        713     77.8   87.314         25.65        36.94      27.49
                     ------------------------------------------------------------------------------------------------------------
                                        Cali                       715    76.55   86.875         28.47         37.8     19.00%
                                                                 ----------------------------------------------------------------
                                       N Cali                      716    76.72   86.725         28.81        37.79       17.2
                                                                 ----------------------------------------------------------------
                                       S Cali                      715    76.42   86.985         28.34        37.81      20.32
                                                                 ----------------------------------------------------------------
                                         NY                        701    79.05   85.683         30.78        36.18      12.53
                                                                 ----------------------------------------------------------------
                                         FL                        715    79.32   86.674         22.67        36.62      18.23
                                                                 ----------------------------------------------------------------
                                       Georgia                     707    77.28   87.771         22.79        35.74      47.83
                                                                 ----------------------------------------------------------------
                                        Ohio                       711     77.9   87.686         23.18        35.61      40.56
                                                                 ----------------------------------------------------------------
                                      Maryland                     706    77.06   85.784          29.2        36.48      44.59
                     ------------------------------------------------------------------------------------------------------------
                                     40 yr Loans
                     ------------------------------------------------------------------------------------------------------------
                             Purchase Loans w/Simul 2nds           719    79.59   96.315         26.68        37.23     27.74%
                                                                 ----------------------------------------------------------------
                       Stated Doc Purchase Loans w/Simul 2nds      722     79.6   96.031         26.52        36.84      0.00%
                                                                 ----------------------------------------------------------------
                           IO Purchase Loans w/Simul 2nds          719     79.6   96.482         26.72        37.34     27.88%
                                                                 ----------------------------------------------------------------
                      Stated Doc IO Purchase Loans w/Simul 2nds    722    79.61   96.236         26.57        36.93      0.00%
                     ------------------------------------------------------------------------------------------------------------
                                    FICO Std Dev
                                     LTV Std Dev
                     ------------------------------------------------------------------------------------------------------------


                     -------------------------------------------------------------------------------------------------------------
                                                                                  Single                 Simul
     Deal Name                  Loan Characteristics              Owner Occ       Family   Purchase       2nds       IO  Init Cap
                     -------------------------------------------------------------------------------------------------------------
   GSAA 2005-15                       Aggregate                      75.58%       78.41%     72.21%     56.58%   92.03%     4.65%
                                                                 -----------------------------------------------------------------
   no Rate < 9.5                     Rate 9.5-10
                                  RATE 10.001-10.5
                                   RATE 10.501-11
                               RATE 11.001-11.5
                            RATE greater than 11.5
                     -------------------------------------------------------------------------------------------------------------
                                     LB <50,000                      17.52%       66.25%     65.29%     43.99%   61.23%     4.23%
                                                                 -----------------------------------------------------------------
                                   LB 50,001-100K                     36.85        69.41      65.17      55.24    75.08      4.69
                                                                 -----------------------------------------------------------------
                                     LB 100-200K                      63.54        74.83      74.85      56.32    89.68      4.81
                                                                 -----------------------------------------------------------------
                                     LB 200-300k                      77.43        79.42       73.3      53.75    93.39      4.77
                                                                 -----------------------------------------------------------------
                                    LB 300K-400K                       81.1        76.44      72.09      59.14     93.2      4.62
                                                                 -----------------------------------------------------------------
                                    LB 400K-500k                      77.16        81.21      69.07      56.55    93.71      4.34
                                                                 -----------------------------------------------------------------
                                     LB 500-600k                      86.44        84.92       66.5      70.33    91.99      4.33
                                                                 -----------------------------------------------------------------
                                     LB 600-700k                      87.76        83.57      72.57      60.12    91.74      4.35
                                                                 -----------------------------------------------------------------
                                     LB 700-800k                      74.98        74.09      50.61      74.98    74.09      3.99
                                                                 -----------------------------------------------------------------
                                     LB 800-900k                      80.31          100       40.4      20.26      100         5
                                                                 -----------------------------------------------------------------
                                     LB 900-1MM                       80.36        80.36      60.73      40.92    79.13         5
                                                                 -----------------------------------------------------------------
                                      LB > 1MM                          100          100        100      20.59      100      4.25
                     -------------------------------------------------------------------------------------------------------------
                                      FICO <500                     100.00%        0.00%    100.00%      0.00%    0.00%     2.00%
                                                                 -----------------------------------------------------------------
                                    FICO 501-525
                                    FICO 526-550
                                    FICO 551-575
                                                                 -----------------------------------------------------------------
                                    FICO 576-600                        100        55.27          0          0      100      3.66
                                                                 -----------------------------------------------------------------
                                    FICO 601-625                      89.23        83.57      51.39      33.31    91.18      4.66
                                                                 -----------------------------------------------------------------
                                    FICO 626-650                      89.78        79.68      40.42      37.99    92.46      4.63
                                                                 -----------------------------------------------------------------
                                    FICO 651-700                      79.35        81.82      63.35      57.13    92.16      4.66
                                                                 -----------------------------------------------------------------
                                        >700                          71.62        76.35      81.12      58.72    92.01      4.66
                     -------------------------------------------------------------------------------------------------------------
                                       LTV 80                        76.42%       78.37%     71.02%     61.58%   92.23%     4.64%
                                                                 -----------------------------------------------------------------
                                      LTV 80-85                       74.62         85.2      60.21      11.44    88.87      4.12
                                                                 -----------------------------------------------------------------
                                    LTV 85.01-90                      54.45        76.53      85.27          0    89.27      4.81
                                                                 -----------------------------------------------------------------
                                    LTV 90.01-95                      91.74        86.76       91.6          0    95.11      4.86
                                                                 -----------------------------------------------------------------
                                    LTV 95.01-100                       100            0        100          0        0         2
                                                                 -----------------------------------------------------------------
                                      LTV >100
                     -------------------------------------------------------------------------------------------------------------
                                      2nd Home                            0        69.57      93.18      41.02     96.2       4.9
                                                                 -----------------------------------------------------------------
                                   Invest Property                        0        67.47      71.23      41.45    85.55      4.48
                     -------------------------------------------------------------------------------------------------------------
                                      2nd lien
                                                                 -----------------------------------------------------------------
                                  Simultaneous 2nds                   82.17        79.44      85.34        100    94.14      4.65
                     -------------------------------------------------------------------------------------------------------------
                                     Stated Doc                      74.04%       77.77%     75.71%     58.88%   92.21%     4.68%
                                                                 -----------------------------------------------------------------
                                       Limited
                                       No Doc                         93.48        81.28       67.7       3.13    86.87      4.41
                     -------------------------------------------------------------------------------------------------------------
                                      Purchase                       73.78%       76.76%    100.00%     66.87%   92.84%     4.65%
                                                                 -----------------------------------------------------------------
                                    Cash Out Refi                     80.36        83.85          0      18.41     88.9      4.65
                                                                 -----------------------------------------------------------------
                                   Rate Term Refi                     80.08        80.35          0      53.71    92.06      4.69
                     -------------------------------------------------------------------------------------------------------------
                                     2-4 Family                       41.28            0      63.31      45.99    78.49      4.61
                                                                 -----------------------------------------------------------------
                                        Condo                         73.08            0      83.79      57.34    91.75      4.66
                     -------------------------------------------------------------------------------------------------------------
                                        Fixed
                                         Arm                         75.58%       78.41%     72.21%     56.58%    92.03%    4.65%
                     -------------------------------------------------------------------------------------------------------------
                                   Back DTI 45-50                     77.43        77.61      65.61      54.25    95.06      4.89
                                                                 -----------------------------------------------------------------
                                   Back DTI 50-55                     73.04        75.25      61.54      32.95    98.04      4.95
                                                                 -----------------------------------------------------------------
                                    Back DTI > 55                      77.5        78.17      54.37      11.33    63.76      3.74
                     -------------------------------------------------------------------------------------------------------------
                                         IO                           76.49        79.43      72.84      57.88      100      4.69
                     -------------------------------------------------------------------------------------------------------------
                                        Cali                         85.45%       77.43%     71.02%     61.01%   96.81%     4.69%
                                                                 -----------------------------------------------------------------
                                       N Cali                         84.23        84.77      69.66      58.91    98.91      4.66
                                                                 -----------------------------------------------------------------
                                       S Cali                         86.35        72.08      72.02      62.54    95.28      4.71
                                                                 -----------------------------------------------------------------
                                         NY                           76.44         62.6      66.24      51.23    69.18       4.1
                                                                 -----------------------------------------------------------------
                                         FL                           59.37        70.36      84.44      49.98    93.75      4.83
                                                                 -----------------------------------------------------------------
                                       Georgia                        77.17        88.28      56.43      63.81    96.21      4.84
                                                                 -----------------------------------------------------------------
                                        Ohio                          81.71         85.4      54.87      60.87    89.97      4.34
                                                                 -----------------------------------------------------------------
                                      Maryland                        80.97        88.55      71.11      48.77     90.2       4.5
                     -------------------------------------------------------------------------------------------------------------
                                     40 yr Loans
                     -------------------------------------------------------------------------------------------------------------
                             Purchase Loans w/Simul 2nds             81.10%       78.93%    100.00%    100.00%   95.05%     4.66%
                                                                 -----------------------------------------------------------------
                       Stated Doc Purchase Loans w/Simul 2nds        81.54%       79.01%    100.00%    100.00%   94.84%     4.68%
                                                                 -----------------------------------------------------------------
                           IO Purchase Loans w/Simul 2nds            82.16%       79.61%    100.00%    100.00%  100.00%     4.68%
                                                                 -----------------------------------------------------------------
                      Stated Doc IO Purchase Loans w/Simul 2nds      82.71%       79.61%    100.00%    100.00%  100.00%     4.69%
                     -------------------------------------------------------------------------------------------------------------
                                    FICO Std Dev
                                     LTV Std Dev
                     -------------------------------------------------------------------------------------------------------------


                     -------------------------------------------------------------
                                                                             Life
     Deal Name                  Loan Characteristics            Subs Cap      Cap
                     -------------------------------------------------------------
   GSAA 2005-15                       Aggregate                    1.65%    5.29%
                                                                 -----------------
   no Rate < 9.5                     Rate 9.5-10
                                  RATE 10.001-10.5
                                   RATE 10.501-11
                               RATE 11.001-11.5
                            RATE greater than 11.5
                     -------------------------------------------------------------
                                     LB <50,000                    1.16%    5.68%
                                                                 -----------------
                                   LB 50,001-100K                   1.43     5.46
                                                                 -----------------
                                     LB 100-200K                    1.73     5.22
                                                                 -----------------
                                     LB 200-300k                    1.77     5.19
                                                                 -----------------
                                    LB 300K-400K                    1.72     5.25
                                                                 -----------------
                                    LB 400K-500k                    1.32     5.51
                                                                 -----------------
                                     LB 500-600k                    1.22     5.51
                                                                 -----------------
                                     LB 600-700k                    1.38     5.59
                                                                 -----------------
                                     LB 700-800k                    1.25     5.75
                                                                 -----------------
                                     LB 800-900k                       1      5.4
                                                                 -----------------
                                     LB 900-1MM                      1.2     5.41
                                                                 -----------------
                                      LB > 1MM                      1.83     5.37
                     -------------------------------------------------------------
                                      FICO <500                    2.00%    5.61%
                                                                 -----------------
                                    FICO 501-525
                                    FICO 526-550
                                    FICO 551-575
                                                                 -----------------
                                    FICO 576-600                       2        5
                                                                 -----------------
                                    FICO 601-625                    1.99     5.05
                                                                 -----------------
                                    FICO 626-650                    1.66     5.31
                                                                 -----------------
                                    FICO 651-700                    1.65     5.29
                                                                 -----------------
                                        >700                        1.64     5.29
                     -------------------------------------------------------------
                                       LTV 80                      1.64%    5.30%
                                                                 -----------------
                                      LTV 80-85                     1.69      5.4
                                                                 -----------------
                                    LTV 85.01-90                    1.65     5.13
                                                                 -----------------
                                    LTV 90.01-95                    1.86     5.11
                                                                 -----------------
                                    LTV 95.01-100                      2        5
                                                                 -----------------
                                      LTV >100
                     -------------------------------------------------------------
                                      2nd Home                      1.85     5.09
                                                                 -----------------
                                   Invest Property                  1.36     5.51
                     -------------------------------------------------------------
                                      2nd lien
                                                                 -----------------
                                  Simultaneous 2nds                 1.61     5.32
                     -------------------------------------------------------------
                                     Stated Doc                    1.57%    5.32%
                                                                 -----------------
                                       Limited
                                       No Doc                       1.68     5.36
                     -------------------------------------------------------------
                                      Purchase                     1.66%    5.28%
                                                                 -----------------
                                    Cash Out Refi                   1.61     5.29
                                                                 -----------------
                                   Rate Term Refi                   1.62     5.32
                     -------------------------------------------------------------
                                     2-4 Family                     1.41     5.47
                                                                 -----------------
                                        Condo                       1.73     5.22
                     -------------------------------------------------------------
                                        Fixed
                                         Arm                       1.65%    5.29%
                     -------------------------------------------------------------
                                   Back DTI 45-50                    1.9     5.09
                                                                 -----------------
                                   Back DTI 50-55                      2     5.02
                                                                 -----------------
                                    Back DTI > 55                   1.92     5.23
                     -------------------------------------------------------------
                                         IO                         1.67     5.26
                     -------------------------------------------------------------
                                        Cali                       1.56%    5.31%
                                                                 -----------------
                                       N Cali                       1.41     5.43
                                                                 -----------------
                                       S Cali                       1.67     5.21
                                                                 -----------------
                                         NY                         1.15     5.56
                                                                 -----------------
                                         FL                         1.78     5.17
                                                                 -----------------
                                       Georgia                      1.69     5.17
                                                                 -----------------
                                        Ohio                        1.75     5.33
                                                                 -----------------
                                      Maryland                      1.74     5.27
                     -------------------------------------------------------------
                                     40 yr Loans
                     -------------------------------------------------------------
                             Purchase Loans w/Simul 2nds           1.62%    5.31%
                                                                 -----------------
                       Stated Doc Purchase Loans w/Simul 2nds      1.56%    5.34%
                                                                 -----------------
                           IO Purchase Loans w/Simul 2nds          1.64%    5.28%
                                                                 -----------------
                      Stated Doc IO Purchase Loans w/Simul 2nds    1.58%    5.32%
                     -------------------------------------------------------------
                                    FICO Std Dev
                                     LTV Std Dev
                     ------------------------------------------------------------

Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those
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current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




IO
--


            -------------------------
                Doc Stat = full
            -------------------------
            Occ Stat = owner occupied
            -----------------------------------------------------------------------------------
                                < 70   >= 70 / < 80    >= 80 / < 90   >= 90 / < 100     >= 100
            -----------------------------------------------------------------------------------
            < 550
            -----------------------------------------------------------------------------------
            >= 550 / < 570
            -----------------------------------------------------------------------------------
            >= 570 / < 590
            -----------------------------------------------------------------------------------
            >= 590 / < 610     0.544              0           0.132           0.125          0
            -----------------------------------------------------------------------------------
            >= 610 / < 630     0.246          0.517           3.021           0.183          0
            -----------------------------------------------------------------------------------
            >= 630 / < 650     1.676          2.194           4.954           0.969          0
            -----------------------------------------------------------------------------------
            >= 650 / < 670     1.365          2.974          14.133           1.059          0
            -----------------------------------------------------------------------------------
            >= 670 / < 690     0.841          4.177          14.557           0.756          0
            -----------------------------------------------------------------------------------
            >= 690 / < 710     1.571          1.617          10.104           0.375          0
            -----------------------------------------------------------------------------------
            >= 710 / < 730     1.389          0.677            7.48           0.202          0
            -----------------------------------------------------------------------------------
            >= 730             2.403          2.355            17.2           0.206          0
            -----------------------------------------------------------------------------------


            -------------------------
              Doc Stat = not full
            -------------------------
            Occ Stat = owner occupied
            -----------------------------------------------------------------------------------
                                < 70  >= 70 / < 80     >= 80 / < 90   >= 90 / < 100     >= 100
            -----------------------------------------------------------------------------------
                < 550
            -----------------------------------------------------------------------------------
            >= 550 / < 570
            -----------------------------------------------------------------------------------
            >= 570 / < 590
            -----------------------------------------------------------------------------------
            >= 590 / < 610
            -----------------------------------------------------------------------------------
            >= 610 / < 630       0.3          0.13            0.423               0          0
            -----------------------------------------------------------------------------------
            >= 630 / < 650     1.071         1.634            2.632           0.157          0
            -----------------------------------------------------------------------------------
            >= 650 / < 670     1.408         2.353            5.227           0.328          0
            -----------------------------------------------------------------------------------
            >= 670 / < 690     1.177         1.926             9.33           1.133          0
            -----------------------------------------------------------------------------------
            >= 690 / < 710     1.412          1.96            12.51           0.746          0
            -----------------------------------------------------------------------------------
            >= 710 / < 730      1.04         1.634           12.428           1.133          0
            -----------------------------------------------------------------------------------
            >= 730             3.309         4.337           27.242           3.019          0
            -----------------------------------------------------------------------------------


            -----------------------------
                  Doc Stat = full
            -----------------------------
            Occ Stat = not owner occupied
            ---------------------------------------------------------------------------------------
                                  < 70    >= 70 / < 80     >= 80 / < 90   >= 90 / < 100     >= 100
            ---------------------------------------------------------------------------------------
            < 550
            ---------------------------------------------------------------------------------------
            >= 550 / < 570
            ---------------------------------------------------------------------------------------
            >= 570 / < 590
            ---------------------------------------------------------------------------------------
            >= 590 / < 610
            ---------------------------------------------------------------------------------------
            >= 610 / < 630       0.459               0            1.382               0          0
            ---------------------------------------------------------------------------------------
            >= 630 / < 650           0           2.222            1.884           0.738          0
            ---------------------------------------------------------------------------------------
            >= 650 / < 670       0.636           1.432            3.573           1.273          0
            ---------------------------------------------------------------------------------------
            >= 670 / < 690        3.28           0.586            6.989           1.601          0
            ---------------------------------------------------------------------------------------
            >= 690 / < 710       1.194           2.321            7.248           1.409          0
            ---------------------------------------------------------------------------------------
            >= 710 / < 730       0.509           2.675            4.698           2.315          0
            ---------------------------------------------------------------------------------------
            >= 730               7.664          11.723           27.182           5.009          0
            ---------------------------------------------------------------------------------------


            -----------------------------
            Doc Stat = not full
            -----------------------------
            Occ Stat = not owner occupied
            ---------------------------------------------------------------------------------------
                                  < 70    >= 70 / < 80     >= 80 / < 90   >= 90 / < 100     >= 100
            ---------------------------------------------------------------------------------------
                < 550
            ---------------------------------------------------------------------------------------
            >= 550 / < 570
            ---------------------------------------------------------------------------------------
            >= 570 / < 590
            ---------------------------------------------------------------------------------------
            >= 590 / < 610
            ---------------------------------------------------------------------------------------
            >= 610 / < 630           0               0            0.222               0          0
            ---------------------------------------------------------------------------------------
            >= 630 / < 650       0.321           0.681            0.472               0          0
            ---------------------------------------------------------------------------------------
            >= 650 / < 670       1.058           1.769            6.131           0.183          0
            ---------------------------------------------------------------------------------------
            >= 670 / < 690       1.014           4.226            8.265            0.39          0
            ---------------------------------------------------------------------------------------
            >= 690 / < 710       0.664           3.296           10.029           1.737          0
            ---------------------------------------------------------------------------------------
            >= 710 / < 730       2.209           1.991            7.861           2.128          0
            ---------------------------------------------------------------------------------------
            >= 730               2.775           8.861            27.65           6.065          0
            ---------------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



Non IO
------


            -------------------------
                Doc Stat = full
            -------------------------
            Occ Stat = owner occupied
            -----------------------------------------------------------------------------------
                                < 70   >= 70 / < 80   >= 80 / < 90   >= 90 / < 100    >= 100
            ------------------------------------------------------------------------------------
             < 550                 0           2.92              0               0     1.904
             --------------------------------------------------------------------------------
             >= 550 / < 570
             --------------------------------------------------------------------------------
             >= 570 / < 590
             --------------------------------------------------------------------------------
             >= 590 / < 610
             --------------------------------------------------------------------------------
             >= 610 / < 630    1.637          2.415          1.174               0         0
             --------------------------------------------------------------------------------

             >= 630 / < 650     2.22              0           3.28               0     2.788
             --------------------------------------------------------------------------------
             >= 650 / < 670        0          2.389          6.476               0         0
             --------------------------------------------------------------------------------
             >= 670 / < 690        0          2.366              0               0         0
             --------------------------------------------------------------------------------
             >= 690 / < 710        0          5.806           2.61           1.774         0
             --------------------------------------------------------------------------------
             >= 710 / < 730    0.507          5.634          5.257           5.871         0
             --------------------------------------------------------------------------------
             >= 730           10.841          9.534         22.598               0         0
             --------------------------------------------------------------------------------


            -------------------------
              Doc Stat = not full
            -------------------------
            Occ Stat = owner occupied
            -----------------------------------------------------------------------------------
                                < 70  >= 70 / < 80    >= 80 / < 90   >= 90 / < 100     >= 100
            -----------------------------------------------------------------------------------
             < 550
             --------------------------------------------------------------------------------
             >= 550 / < 570
             --------------------------------------------------------------------------------
             >= 570 / < 590
             --------------------------------------------------------------------------------
             >= 590 / < 610
             --------------------------------------------------------------------------------
             >= 610 / < 630     0.67              0              0               0         0
             --------------------------------------------------------------------------------

             >= 630 / < 650    0.327          0.875          4.624           1.005         0
             --------------------------------------------------------------------------------
             >= 650 / < 670    4.468          3.322         11.454           0.897         0
             --------------------------------------------------------------------------------
             >= 670 / < 690    1.623          5.187         11.104            1.71         0
             --------------------------------------------------------------------------------
             >= 690 / < 710    0.949          2.139          5.839               0         0
             --------------------------------------------------------------------------------
             >= 710 / < 730    1.614              0          9.754           1.876         0
             --------------------------------------------------------------------------------
             >= 730            3.921          6.428         17.631           2.581         0
             --------------------------------------------------------------------------------


            -----------------------------
                  Doc Stat = full
            -----------------------------
            Occ Stat = not owner occupied
            --------------------------------------------------------------------------------------
                                  < 70    >= 70 / < 80      >= 80 / < 90   >= 90 / < 100     >= 10
            --------------------------------------------------------------------------------------

             < 550
             -------------------------------------------------------------------------------------

             >= 550 / < 570
             -------------------------------------------------------------------------------------
             >= 570 / < 590
             -------------------------------------------------------------------------------------
             >= 590 / < 610
             -------------------------------------------------------------------------------------

             >= 610 / < 630
             -------------------------------------------------------------------------------------
             >= 630 / < 650        0                 0             4.732               0         0
             -------------------------------------------------------------------------------------
             >= 650 / < 670        0             1.247             1.476           1.327         0
             -------------------------------------------------------------------------------------
             >= 670 / < 690        0             1.814            15.417               0         0
             -------------------------------------------------------------------------------------
             >= 690 / < 710        0              2.07             6.901           1.946         0
             -------------------------------------------------------------------------------------
             >= 710 / < 730        0             1.408             4.428           2.093         0
             -------------------------------------------------------------------------------------
             >= 730            3.119            13.344            38.678               0         0
             -------------------------------------------------------------------------------------



            -----------------------------
            Doc Stat = not full
            -----------------------------
            Occ Stat = not owner occupied
            ---------------------------------------------------------------------------------------
                                 < 70     >= 70 / < 80      >= 80 / < 90   >= 90 / < 100     >= 100
            ---------------------------------------------------------------------------------------
             < 550
             --------------------------------------------------------------------------------------
             >= 550 / < 570
             --------------------------------------------------------------------------------------
             >= 570 / < 590
             --------------------------------------------------------------------------------------
             >= 590 / < 610
             --------------------------------------------------------------------------------------

             >= 610 / < 630
             --------------------------------------------------------------------------------------
             >= 630 / < 650         0                0             2.329               0         0
             --------------------------------------------------------------------------------------
             >= 650 / < 670     0.892            2.171             5.039               0         0
             --------------------------------------------------------------------------------------
             >= 670 / < 690     0.073            5.231             9.117           0.916         0
             --------------------------------------------------------------------------------------
             >= 690 / < 710     0.955            4.191             6.301           2.882         0
             --------------------------------------------------------------------------------------
             >= 710 / < 730     2.961            0.591            16.304           1.563         0
             --------------------------------------------------------------------------------------
             >= 730             2.154            8.342            27.526           0.462         0
             --------------------------------------------------------------------------------------

                                                       Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-120274-38


GSAA 2005-15
LTVs    percent
70-74.99%       6.79
75-79.99%       17.83



IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND

MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

*OLTV should include first mortgage balance on the property at the time of origination
*COLTV should include first mortgage balance and any additional mortgages on the property (whether in this collateral pool or not) at the time of origination
*Front end DTI should include only first mortgage expenses (P and I, Property Taxes and Insurance)
*Back end DTI Should include all mortgage expenses and all other debt * Each line item's "Deal Percentage" should reflect its respective relative percentage of the deal.
* Cells corresponding to, for instance, the IO row and the IO column, should equal 100%, NOT its respective relative percentage of the deal.


                          ---------------------------------------------------------------------------------------------------------
        Deal Name                     Loan Characteristics             Loan Number     Balance     Deal Percentage WAC  WALA  FICO
                          ---------------------------------------------------------------------------------------------------------
      GSAA 2005-15                         Aggregate                         3,576     $892,655,719       100.00%  6.23     1   713
                                                                       ------------------------------------------------------------

      no Rate < 9.5                       Rate 9.5-10
                                        RATE 10.001-10.5
                                         RATE 10.501-11
                                        RATE 11.001-11.5
                                     RATE greater than 11.5
                          ---------------------------------------------------------------------------------------------------------
                                           LB <50,000                           29       $1,161,327         0.13%  7.038    2   701
                                                                       ------------------------------------------------------------
                                         LB 50,001-100K                        217       17,348,560          1.94  6.634    1   713
                                                                       ------------------------------------------------------------
                                          LB 100-200K                        1,191      182,609,088         20.46  6.257    1   712
                                                                       ------------------------------------------------------------
                                          LB 200-300k                        1,154      287,421,351          32.2  6.146    1   711
                                                                       ------------------------------------------------------------
                                          LB 300K-400K                         623      213,166,218         23.88  6.151    1   713
                                                                       ------------------------------------------------------------
                                          LB 400K-500k                         208       94,442,011         10.58  6.393    1   719
                                                                       ------------------------------------------------------------
                                          LB 500-600k                           87       47,451,765          5.32  6.327    1   720
                                                                       ------------------------------------------------------------
                                          LB 600-700k                           48       30,536,792          3.42  6.346    1   718
                                                                       ------------------------------------------------------------
                                          LB 700-800k                            4        3,077,281          0.34  6.884    1   706
                                                                       ------------------------------------------------------------
                                          LB 800-900k                            5        4,369,843          0.49    6.4    2   684
                                                                       ------------------------------------------------------------
                                           LB 900-1MM                            5        4,787,074          0.54  6.301    2   717
                                                                       ------------------------------------------------------------
                                            LB > 1MM                             5        6,284,409           0.7  6.257    2   708
                          ---------------------------------------------------------------------------------------------------------
                                           FICO <500                             2         $618,049         0.07%  5.762    3     0
                                                                       ------------------------------------------------------------
                                          FICO 501-525
                                          FICO 526-550
                                          FICO 551-575
                                                                       ------------------------------------------------------------
                                          FICO 576-600                           2          389,000          0.04  5.987    1   595
                                                                       ------------------------------------------------------------
                                          FICO 601-625                          29        6,810,962          0.76  6.009    1   619
                                                                       ------------------------------------------------------------
                                          FICO 626-650                         225       57,747,922          6.47  6.347    1   639
                                                                       ------------------------------------------------------------
                                          FICO 651-700                       1,250      302,887,794         33.93   6.28    1   677
                                                                       ------------------------------------------------------------
                                              >700                           2,068      524,201,992         58.72  6.189    1   744
                          ---------------------------------------------------------------------------------------------------------
                                             LTV 80                          3,247     $819,375,094        91.79%  6.201    1   713
                                                                       ------------------------------------------------------------
                                           LTV 80-85                            17        4,676,623          0.52  6.334    2   704
                                                                       ------------------------------------------------------------
                                          LTV 85.01-90                         224       48,213,627           5.4  6.561    2   714
                                                                       ------------------------------------------------------------
                                          LTV 90.01-95                          85       19,525,028          2.19  6.529    1   730
                                                                       ------------------------------------------------------------
                                         LTV 95.01-100                           3          865,347           0.1  6.201    3   675
                                                                       ------------------------------------------------------------
                                            LTV >100
                          ---------------------------------------------------------------------------------------------------------
                                            2nd Home                           279       62,699,610          7.02   6.06    1   732
                                                                       ------------------------------------------------------------
                                        Invest Property                        782      155,262,566         17.39  6.676    2   722
                          ---------------------------------------------------------------------------------------------------------
                                            2nd lien                       n/a
                                                                       ------------------------------------------------------------
                                       Simultaneous 2nds                     2,012      505,065,738         56.58  6.234    1   715
                          ---------------------------------------------------------------------------------------------------------
                                           Stated Doc                        2,347     $602,771,127        67.53%  6.322    1   717
                                                                       ------------------------------------------------------------
                                            Limited
                                                                       ------------------------------------------------------------
                                             No Doc                            178       45,852,452          5.14  6.558    2   718
                          ---------------------------------------------------------------------------------------------------------
                                            Purchase                         2,599     $644,571,388        72.21%  6.238    1   721
                                                                       ------------------------------------------------------------
                                         Cash Out Refi                         649      167,754,420         18.79  6.227    1   692
                                                                       ------------------------------------------------------------
                                         Rate Term Refi                        328       80,329,911             9  6.155    1   699
                          ---------------------------------------------------------------------------------------------------------
                                           2-4 Family                          213       56,147,887          6.29  6.679    1   716
                                                                       ------------------------------------------------------------
                                             Condo                             610      136,056,676         15.24  6.176    1   721
                          ---------------------------------------------------------------------------------------------------------
                                             Fixed
                                                                       ------------------------------------------------------------
                                              Arm                            3,576     $892,655,719       100.00%  6.229    1   713
                          ---------------------------------------------------------------------------------------------------------
                                         Back DTI 45-50                        249       58,768,998          6.58  6.043    1   701
                                                                       ------------------------------------------------------------
                                         Back DTI 50-55                         84       19,653,277           2.2  5.888    1   698
                                                                       ------------------------------------------------------------
                                         Back DTI > 55                          28        6,207,507           0.7  5.952    2   725
                          ---------------------------------------------------------------------------------------------------------
                                               IO                            3,233      821,473,509         92.03  6.212    1   713
                          ---------------------------------------------------------------------------------------------------------
                                              Cali                             853     $283,720,911        31.78%  6.185    1   715
                                                                       ------------------------------------------------------------
                                             N Cali                            336      119,647,728          13.4   6.27    1   716
                                                                       ------------------------------------------------------------
                                             S Cali                            517      164,073,183         18.38  6.122    1   715
                                                                       ------------------------------------------------------------
                                               NY                               45       11,101,280          1.24  6.638    2   701
                                                                       ------------------------------------------------------------
                                               FL                              421       88,162,948          9.88  6.356    1   715
                                                                       ------------------------------------------------------------
                                            Georgia                             90       14,896,052          1.67  6.074    1   707
                                                                       ------------------------------------------------------------
                                              Ohio                              82       12,605,164          1.41  6.217    1   711
                                                                       ------------------------------------------------------------
                                            Maryland                           128       37,067,300          4.15  6.134    2   706
                          ---------------------------------------------------------------------------------------------------------
                                          40 yr Loans                      n/a
                          ---------------------------------------------------------------------------------------------------------
                                  Purchase Loans w/Simul 2nds                1,724     $431,040,304        48.29%   6.23    1   719
                                                                       ------------------------------------------------------------
                             Stated Doc Purchase Loans w/Simul 2nds          1,185     $310,026,642        34.73%  6.346    1   722
                                                                       ------------------------------------------------------------
                                 IO Purchase Loans w/Simul 2nds              1,620     $409,689,360        45.90%  6.203   1   719
                                                                       ------------------------------------------------------------
                           Stated Doc IO Purchase Loans w/Simul 2nds         1,113     $294,026,654        32.94%  6.318    1   722
                          ---------------------------------------------------------------------------------------------------------
                                          FICO Std Dev                       47.86
                                          LTV Std Dev                         9.25
                          ---------------------------------------------            ------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
            Loan Characteristics               OLTV     COLTV  Front End DTI Back End DTI Full Doc Owner Occ Single Family Purchase
-----------------------------------------------------------------------------------------------------------------------------------
                 Aggregate                     77.78    86.967         25.64        36.92   27.34%     75.58%      78.41%    72.21%
                                             --------------------------------------------------------------------------------------

                Rate 9.5-10
              RATE 10.001-10.5
               RATE 10.501-11
              RATE 11.001-11.5
            RATE greater than 11.5
-----------------------------------------------------------------------------------------------------------------------------------
                 LB <50,000                    71.655    81.32         11.31        28.66   20.16%     17.52%      66.25%    65.29%
                                             --------------------------------------------------------------------------------------
               LB 50,001-100K                  75.383   84.273         21.19         34.4    35.52      36.85       69.41     65.17
                                             --------------------------------------------------------------------------------------
                LB 100-200K                    78.102    87.28         23.25        36.18    34.37      63.54       74.83     74.85
                                             --------------------------------------------------------------------------------------
                LB 200-300k                    78.206   87.217         25.98        37.22    27.15      77.43       79.42      73.3
                                             --------------------------------------------------------------------------------------
                LB 300K-400K                   77.728   87.291         27.65        38.19     27.3       81.1       76.44     72.09
                                             --------------------------------------------------------------------------------------
                LB 400K-500k                   78.075   86.815         27.14        36.29    20.07      77.16       81.21     69.07
                                             --------------------------------------------------------------------------------------
                LB 500-600k                    77.654   88.445         27.38        36.51    24.04      86.44       84.92      66.5
                                             --------------------------------------------------------------------------------------
                LB 600-700k                    75.044   84.961             0        36.27    10.47      87.76       83.57     72.57
                                             --------------------------------------------------------------------------------------
                LB 700-800k                    75.274   85.008             0        35.92    25.02      74.98       74.09     50.61
                                             --------------------------------------------------------------------------------------
                LB 800-900k                    76.474   80.526             0        27.31    39.96      80.31         100      40.4
                                             --------------------------------------------------------------------------------------
                 LB 900-1MM                    78.065   82.613             0        35.15        0      80.36       80.36     60.73
                                             --------------------------------------------------------------------------------------
                  LB > 1MM                     70.423   73.509             0        33.47    40.95        100         100       100
-----------------------------------------------------------------------------------------------------------------------------------
                 FICO <500                     86.762   86.762             0        39.61  100.00%    100.00%       0.00%   100.00%
                                             --------------------------------------------------------------------------------------
                FICO 501-525
                FICO 526-550
                FICO 551-575
                                             --------------------------------------------------------------------------------------
                FICO 576-600                   57.808   57.808          33.7        40.39      100        100       55.27         0
                                             --------------------------------------------------------------------------------------
                FICO 601-625                   72.033   76.134          25.1        38.08    72.86      89.23       83.57     51.39
                                             --------------------------------------------------------------------------------------
                FICO 626-650                   75.895   81.282          27.4        38.44    43.87      89.78       79.68     40.42
                                             --------------------------------------------------------------------------------------
                FICO 651-700                   77.695   86.696         26.16        37.75    33.59      79.35       81.82     63.35
                                             --------------------------------------------------------------------------------------
                    >700                       78.119   87.912         25.08        36.22    21.17      71.62       76.35     81.12
-----------------------------------------------------------------------------------------------------------------------------------
                   LTV 80                       76.61   86.607         25.66        36.78   27.57%     76.42%      78.37%    71.02%
                                             --------------------------------------------------------------------------------------
                 LTV 80-85                     84.526   86.002         28.52        39.63    30.94      74.62        85.2     60.21
                                             --------------------------------------------------------------------------------------
                LTV 85.01-90                   89.764   89.763         23.81        38.09    24.06      54.45       76.53     85.27
                                             --------------------------------------------------------------------------------------
                LTV 90.01-95                   94.827   94.827         27.86        40.32     21.8      91.74       86.76      91.6
                                             --------------------------------------------------------------------------------------
               LTV 95.01-100                   99.084   99.084             0        41.26      100        100           0       100
                                             --------------------------------------------------------------------------------------
                  LTV >100
-----------------------------------------------------------------------------------------------------------------------------------
                  2nd Home                     80.17    85.076         16.65        36.41     16.4          0       69.57     93.18
                                             --------------------------------------------------------------------------------------
              Invest Property                  76.945   81.914         17.62        34.11    31.05          0       67.47     71.23
-----------------------------------------------------------------------------------------------------------------------------------
                  2nd lien
                                             --------------------------------------------------------------------------------------
             Simultaneous 2nds                 79.008   95.241         26.66         37.2    29.44      82.17       79.44     85.34
-----------------------------------------------------------------------------------------------------------------------------------
                 Stated Doc                    78.021   87.454         25.14        36.21    0.00%     74.04%      77.77%    75.71%
                                             --------------------------------------------------------------------------------------
                  Limited
                                             --------------------------------------------------------------------------------------
                   No Doc                      76.135   76.845             0            0        0      93.48       81.28      67.7
-----------------------------------------------------------------------------------------------------------------------------------
                  Purchase                     79.839   91.024         25.69           37   24.38%     73.78%      76.76%   100.00%
                                             --------------------------------------------------------------------------------------
               Cash Out Refi                   71.682   74.008         26.41        37.37    35.29      80.36       83.85         0
                                             --------------------------------------------------------------------------------------
               Rate Term Refi                  74.015   81.473         23.79        35.46    34.46      80.08       80.35         0
-----------------------------------------------------------------------------------------------------------------------------------
                 2-4 Family                     76.86    82.83         27.69        36.12    27.65      41.28           0     63.31
                                             --------------------------------------------------------------------------------------
                   Condo                       79.051   88.251          25.2        36.61    25.28      73.08           0    83.79
-----------------------------------------------------------------------------------------------------------------------------------
                   Fixed
                                             --------------------------------------------------------------------------------------
                    Arm                        77.782    86.97         25.64        36.92   27.34%     75.58%      78.41%    72.21%
-----------------------------------------------------------------------------------------------------------------------------------
               Back DTI 45-50                  78.054   86.639         29.57        47.33    44.81      77.43       77.61     65.61
                                             --------------------------------------------------------------------------------------
               Back DTI 50-55                  78.692   83.336         28.78         52.5    45.69      73.04       75.25     61.54
                                             --------------------------------------------------------------------------------------
               Back DTI > 55                   73.141   74.561         32.33        60.29    81.26       77.5       78.17     54.37
-----------------------------------------------------------------------------------------------------------------------------------
                     IO                        77.797   87.314         25.65        36.94    27.49      76.49       79.43     72.84
-----------------------------------------------------------------------------------------------------------------------------------
                    Cali                       76.545   86.875         28.47         37.8   19.00%     85.45%      77.43%    71.02%
                                             --------------------------------------------------------------------------------------
                   N Cali                      76.715   86.725         28.81        37.79     17.2      84.23       84.77     69.66
                                             --------------------------------------------------------------------------------------
                   S Cali                      76.421   86.985         28.34        37.81    20.32      86.35       72.08     72.02
                                             --------------------------------------------------------------------------------------
                     NY                        79.046   85.683         30.78        36.18    12.53      76.44        62.6     66.24
                                             --------------------------------------------------------------------------------------
                     FL                        79.315   86.674         22.67        36.62    18.23      59.37       70.36     84.44
                                             --------------------------------------------------------------------------------------
                  Georgia                      77.275   87.771         22.79        35.74    47.83      77.17       88.28     56.43
                                             --------------------------------------------------------------------------------------
                    Ohio                       77.903   87.686         23.18        35.61    40.56      81.71        85.4     54.87
                                             --------------------------------------------------------------------------------------
                  Maryland                     77.062   85.784          29.2        36.48    44.59      80.97       88.55     71.11
-----------------------------------------------------------------------------------------------------------------------------------
                40 yr Loans
-----------------------------------------------------------------------------------------------------------------------------------
        Purchase Loans w/Simul 2nds            79.589   96.315         26.68        37.23   27.74%     81.10%      78.93%   100.00%
                                             --------------------------------------------------------------------------------------
   Stated Doc Purchase Loans w/Simul 2nds      79.597   96.031         26.52        36.84    0.00%     81.54%      79.01%   100.00%
                                             --------------------------------------------------------------------------------------
       IO Purchase Loans w/Simul 2nds          79.595   96.482         26.72        37.34   27.88%     82.16%      79.61%   100.00%
                                             --------------------------------------------------------------------------------------
 Stated Doc IO Purchase Loans w/Simul 2nds     79.612   96.236         26.57        36.93    0.00%     82.71%      79.61%   100.00%
-----------------------------------------------------------------------------------------------------------------------------------
                FICO Std Dev
                LTV Std Dev
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
            Loan Characteristics             Simul 2nds   IO  Init Cap Subs Cap  Life Cap
-----------------------------------------------------------------------------------------
                 Aggregate                    56.58%    92.03%  4.65%     1.65%   5.29%
                                             --------------------------------------------

                Rate 9.5-10
              RATE 10.001-10.5
               RATE 10.501-11
              RATE 11.001-11.5
            RATE greater than 11.5
-----------------------------------------------------------------------------------------
                 LB <50,000                   43.99%    61.23%  4.23%     1.16%   5.68%
                                             --------------------------------------------
               LB 50,001-100K                  55.24     75.08   4.69      1.43    5.46
                                             --------------------------------------------
                LB 100-200K                    56.32     89.68   4.81      1.73    5.22
                                             --------------------------------------------
                LB 200-300k                    53.75     93.39   4.77      1.77    5.19
                                             --------------------------------------------
                LB 300K-400K                   59.14      93.2   4.62      1.72    5.25
                                             --------------------------------------------
                LB 400K-500k                   56.55     93.71   4.34      1.32    5.51
                                             --------------------------------------------
                LB 500-600k                    70.33     91.99   4.33      1.22    5.51
                                             --------------------------------------------
                LB 600-700k                    60.12     91.74   4.35      1.38    5.59
                                             --------------------------------------------
                LB 700-800k                    74.98     74.09   3.99      1.25    5.75
                                             --------------------------------------------
                LB 800-900k                    20.26       100      5         1     5.4
                                             --------------------------------------------
                 LB 900-1MM                    40.92     79.13      5       1.2    5.41
                                             --------------------------------------------
                  LB > 1MM                     20.59       100   4.25      1.83    5.37
-----------------------------------------------------------------------------------------
                 FICO <500                     0.00%     0.00%  2.00%     2.00%   5.61%
                                             --------------------------------------------
                FICO 501-525
                FICO 526-550
                FICO 551-575
                                             --------------------------------------------
                FICO 576-600                       0       100   3.66         2       5
                                             --------------------------------------------
                FICO 601-625                   33.31     91.18   4.66      1.99    5.05
                                             --------------------------------------------
                FICO 626-650                   37.99     92.46   4.63      1.66    5.31
                                             --------------------------------------------
                FICO 651-700                   57.13     92.16   4.66      1.65    5.29
                                             --------------------------------------------
                    >700                       58.72     92.01   4.66      1.64    5.29
-----------------------------------------------------------------------------------------
                   LTV 80                     61.58%    92.23%  4.64%     1.64%   5.30%
                                             --------------------------------------------
                 LTV 80-85                     11.44     88.87   4.12      1.69     5.4
                                             --------------------------------------------
                LTV 85.01-90                       0     89.27   4.81      1.65    5.13
                                             --------------------------------------------
                LTV 90.01-95                       0     95.11   4.86      1.86    5.11
                                             --------------------------------------------
               LTV 95.01-100                       0         0      2         2       5
                                             --------------------------------------------
                  LTV >100
-----------------------------------------------------------------------------------------
                  2nd Home                     41.02      96.2    4.9      1.85    5.09
                                             --------------------------------------------
              Invest Property                  41.45     85.55   4.48      1.36    5.51
-----------------------------------------------------------------------------------------
                  2nd lien
                                             --------------------------------------------
             Simultaneous 2nds                   100     94.14   4.65      1.61    5.32
-----------------------------------------------------------------------------------------
                 Stated Doc                   58.88%    92.21%  4.68%     1.57%   5.32%
                                             --------------------------------------------
                  Limited
                                             --------------------------------------------
                   No Doc                       3.13     86.87   4.41      1.68    5.36
-----------------------------------------------------------------------------------------
                  Purchase                    66.87%    92.84%  4.65%     1.66%   5.28%
                                             --------------------------------------------
               Cash Out Refi                   18.41      88.9   4.65      1.61    5.29
                                             --------------------------------------------
               Rate Term Refi                  53.71     92.06   4.69      1.62    5.32
-----------------------------------------------------------------------------------------
                 2-4 Family                    45.99     78.49   4.61      1.41    5.47
                                             --------------------------------------------
                   Condo                       57.34     91.75   4.66      1.73    5.22
-----------------------------------------------------------------------------------------
                   Fixed
                                             --------------------------------------------
                    Arm                       56.58%    92.03%  4.65%     1.65%   5.29%
-----------------------------------------------------------------------------------------
               Back DTI 45-50                  54.25     95.06   4.89       1.9    5.09
                                             --------------------------------------------
               Back DTI 50-55                  32.95     98.04   4.95         2    5.02
                                             --------------------------------------------
               Back DTI > 55                   11.33     63.76   3.74      1.92    5.23
-----------------------------------------------------------------------------------------
                     IO                        57.88       100   4.69      1.67    5.26
-----------------------------------------------------------------------------------------
                    Cali                      61.01%    96.81%  4.69%     1.56%   5.31%
                                             --------------------------------------------
                   N Cali                      58.91     98.91   4.66      1.41    5.43
                                             --------------------------------------------
                   S Cali                      62.54     95.28   4.71      1.67    5.21
                                             --------------------------------------------
                     NY                        51.23     69.18    4.1      1.15    5.56
                                             --------------------------------------------
                     FL                        49.98     93.75   4.83      1.78    5.17
                                             --------------------------------------------
                  Georgia                      63.81     96.21   4.84      1.69    5.17
                                             --------------------------------------------
                    Ohio                       60.87     89.97   4.34      1.75    5.33
                                             --------------------------------------------
                  Maryland                     48.77      90.2    4.5      1.74    5.27
-----------------------------------------------------------------------------------------
                40 yr Loans
-----------------------------------------------------------------------------------------
        Purchase Loans w/Simul 2nds          100.00%    95.05%  4.66%     1.62%   5.31%
                                             --------------------------------------------
   Stated Doc Purchase Loans w/Simul 2nds    100.00%    94.84%  4.68%     1.56%   5.34%
                                             --------------------------------------------
       IO Purchase Loans w/Simul 2nds        100.00%   100.00%  4.68%     1.64%   5.28%
                                             --------------------------------------------
 Stated Doc IO Purchase Loans w/Simul 2nds   100.00%   100.00%  4.69%     1.58%   5.32%
-----------------------------------------------------------------------------------------
                FICO Std Dev
                LTV Std Dev
-----------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


IO


----------------------------------
         Doc Stat = full
----------------------------------
     Occ Stat = owner occupied
--------------------------------------------------------------------------
                   < 70    >= 70/< 80   >= 80/<90  >= 90/< 100    >= 100
--------------------------------------------------------------------------
  < 550
--------------------------------------------------------------------------
  >= 550 / < 570
--------------------------------------------------------------------------
  >= 570 / < 590
--------------------------------------------------------------------------
  >= 590 / < 610     0.544           0      0.132        0.125          0
--------------------------------------------------------------------------
  >= 610 / < 630     0.246       0.517      3.021        0.183          0
--------------------------------------------------------------------------
  >= 630 / < 650     1.676       2.194      4.954        0.969          0
--------------------------------------------------------------------------
  >= 650 / < 670     1.365       2.974     14.133        1.059          0
--------------------------------------------------------------------------
  >= 670 / < 690     0.841       4.177     14.557        0.756          0
--------------------------------------------------------------------------
  >= 690 / < 710     1.571       1.617     10.104        0.375          0
--------------------------------------------------------------------------
  >= 710 / < 730     1.389       0.677       7.48        0.202          0
--------------------------------------------------------------------------
  >= 730             2.403       2.355       17.2        0.206          0
--------------------------------------------------------------------------



-------------------------------------
          Doc Stat = full
-------------------------------------
     Occ Stat = not owner occupied
------------------------------------------------------------------------
                      < 70      >=70/<80 >= 80/<90  >=90/<100  >= 100
------------------------------------------------------------------------
  < 550
------------------------------------------------------------------------
  >= 550 / < 570
------------------------------------------------------------------------
  >= 570 / < 590
------------------------------------------------------------------------
  >= 590 / < 610
------------------------------------------------------------------------
  >= 610 / < 630        0.459          0     1.382          0         0
------------------------------------------------------------------------
  >= 630 / < 650            0      2.222     1.884      0.738         0
------------------------------------------------------------------------
  >= 650 / < 670        0.636      1.432     3.573      1.273         0
------------------------------------------------------------------------
  >= 670 / < 690         3.28      0.586     6.989      1.601         0
------------------------------------------------------------------------
  >= 690 / < 710        1.194      2.321     7.248      1.409         0
------------------------------------------------------------------------
  >= 710 / < 730        0.509      2.675     4.698      2.315         0
------------------------------------------------------------------------
  >= 730                7.664     11.723    27.182      5.009         0
------------------------------------------------------------------------



----------------------------------
    Doc Stat = not full
----------------------------------
  Occ Stat = owner occupied
--------------------------------------------------------------------------
                   < 70       >=70/<80   >=80/<90   >=90/< 100   >= 100
--------------------------------------------------------------------------
  < 550
--------------------------------------------------------------------------
  >= 550 / < 570
--------------------------------------------------------------------------
  >= 570 / < 590
--------------------------------------------------------------------------
  >= 590 / < 610
--------------------------------------------------------------------------
  >= 610 / < 630       0.3        0.13      0.423            0          0
--------------------------------------------------------------------------
  >= 630 / < 650     1.071       1.634      2.632        0.157          0
--------------------------------------------------------------------------
  >= 650 / < 670     1.408       2.353      5.227        0.328          0
--------------------------------------------------------------------------
  >= 670 / < 690     1.177       1.926       9.33        1.133          0
--------------------------------------------------------------------------
  >= 690 / < 710     1.412        1.96      12.51        0.746          0
--------------------------------------------------------------------------
  >= 710 / < 730      1.04       1.634     12.428        1.133          0
--------------------------------------------------------------------------
  >= 730             3.309       4.337     27.242        3.019          0
--------------------------------------------------------------------------



-------------------------------------
      Doc Stat = not full
-------------------------------------
  Occ Stat = not owner occupied
------------------------------------------------------------------------
                   < 70      >= 70/<80  >= 80/<90   >=90/<10    >= 100
------------------------------------------------------------------------
  < 550
------------------------------------------------------------------------
  >= 550 / < 570
------------------------------------------------------------------------
  >= 570 / < 590
------------------------------------------------------------------------
  >= 590 / < 610
------------------------------------------------------------------------
  >= 610 / < 630            0          0     0.222          0         0
------------------------------------------------------------------------
  >= 630 / < 650        0.321      0.681     0.472          0         0
------------------------------------------------------------------------
  >= 650 / < 670        1.058      1.769     6.131      0.183         0
------------------------------------------------------------------------
  >= 670 / < 690        1.014      4.226     8.265       0.39         0
------------------------------------------------------------------------
  >= 690 / < 710        0.664      3.296    10.029      1.737         0
------------------------------------------------------------------------
  >= 710 / < 730        2.209      1.991     7.861      2.128         0
------------------------------------------------------------------------
  >= 730                2.775      8.861     27.65      6.065         0
------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




Non IO



------------------------------
      Doc Stat = full
------------------------------
  Occ Stat = owner occupied
------------------------------------------------------------------------
                   < 70         >=70/<80    >=80/<90 >=90/<100   >=100
------------------------------------------------------------------------
< 550                       0       2.92         0          0     1.904
------------------------------------------------------------------------
>= 550 / <570
------------------------------------------------------------------------
>= 570 / <590
------------------------------------------------------------------------
>= 590 / <610
------------------------------------------------------------------------
>= 610 / <630           1.637      2.415     1.174          0         0
------------------------------------------------------------------------
>= 630 / <650            2.22          0      3.28          0     2.788
------------------------------------------------------------------------
>= 650 / <670               0      2.389     6.476          0         0
------------------------------------------------------------------------
>= 670 / <690               0      2.366         0          0         0
------------------------------------------------------------------------
>= 690 / <710               0      5.806      2.61      1.774         0
------------------------------------------------------------------------
>= 710 / <730           0.507      5.634     5.257      5.871         0
------------------------------------------------------------------------
>= 730                 10.841      9.534    22.598          0         0
------------------------------------------------------------------------



-----------------------------------
       Doc Stat = full
-----------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------
                   < 70        >=70/<80   >=80/<90 >=90/<100   >=100
------------------------------------------------------------------------
< 550
------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------
>= 570 / < 590
------------------------------------------------------------------------
>= 590 / < 610
------------------------------------------------------------------------
>= 610 / < 630
------------------------------------------------------------------------
>= 630 / < 650              0          0     4.732          0         0
------------------------------------------------------------------------
>= 650 / < 670              0      1.247     1.476      1.327         0
------------------------------------------------------------------------
>= 670 / < 690              0      1.814    15.417          0         0
------------------------------------------------------------------------
>= 690 / < 710              0       2.07     6.901      1.946         0
------------------------------------------------------------------------
>= 710 / < 730              0      1.408     4.428      2.093         0
------------------------------------------------------------------------
>= 730                  3.119     13.344    38.678          0         0
------------------------------------------------------------------------



---------------------------------
     Doc Stat = not full
---------------------------------
   Occ Stat = owner occupied
------------------------------------------------------------------------
                   < 70       >=70/<80   >=80/<90   >=90/<100   >=100
------------------------------------------------------------------------
< 550
------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------
>= 570 / < 590
------------------------------------------------------------------------
>= 590 / < 610
------------------------------------------------------------------------
>= 610 / < 630           0.67          0         0          0         0
------------------------------------------------------------------------
>= 630 / < 650          0.327      0.875     4.624      1.005         0
------------------------------------------------------------------------
>= 650 / < 670          4.468      3.322    11.454      0.897         0
------------------------------------------------------------------------
>= 670 / < 690          1.623      5.187    11.104       1.71         0
------------------------------------------------------------------------
>= 690 / < 710          0.949      2.139     5.839          0         0
------------------------------------------------------------------------
>= 710 / < 730          1.614          0     9.754      1.876         0
------------------------------------------------------------------------
>= 730                  3.921      6.428    17.631      2.581         0
------------------------------------------------------------------------


-----------------------------------------------------------
Doc Stat = not full
-----------------------------------------------------------
 Occ Stat = not owner occupied
------------------------------------------------------------------------
                   < 70       >=70/<80   >=80/<90   >=90/<100   >=100
------------------------------------------------------------------------
< 550
------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------
>= 570 / < 590
------------------------------------------------------------------------
>= 590 / < 610
------------------------------------------------------------------------
>= 610 / < 630
------------------------------------------------------------------------
>= 630 / < 650               0         0     2.329          0         0
------------------------------------------------------------------------
>= 650 / < 670           0.892     2.171     5.039          0         0
------------------------------------------------------------------------
>= 670 / < 690           0.073     5.231     9.117      0.916         0
------------------------------------------------------------------------
>= 690 / < 710           0.955     4.191     6.301      2.882         0
------------------------------------------------------------------------
>= 710 / < 730           2.961     0.591    16.304      1.563         0
------------------------------------------------------------------------
>= 730                   2.154     8.342    27.526      0.462         0
------------------------------------------------------------------------

                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                        Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                          Deal Name                               Data
                                               GSAA 2005-15
                                               ----------------------------
WA DTI
------

                                                                                         ------------------------
DTI Distribution                               DTI <10.00                          %                        8.94
----------------
                                                                                         ------------------------
                                               DTI 10.00-19.99                     %                       2.668
                                                                                         ------------------------
                                               DTI 20.00-29.99                     %                      12.493
                                                                                         ------------------------
                                               DTI 30.00-39.99                     %                      44.839
                                                                                         ------------------------
                                               DTI 40.00-49.99                     %                      28.145
                                                                                         ------------------------
                                               DTI 50.00-59.99                     %                       2.654
                                                                                         ------------------------
                                               DTI 60.00-69.99                     %                       0.203
                                                                                         ------------------------
                                               DTI 70 up                                                   0.057
                                                                                         ------------------------
                                                                                               Data ( # )            Data ( % )
                                                                                         ------------------------------------------
Loan Balance Distribution                      $ 0-25,000                        # & %                         2                 0
-------------------------                                                                ------------------------------------------
                                               $ 25,001-50,000                   # & %                        27              0.13
                                                                                         ------------------------------------------
                                               $ 50,001-75,000                   # & %                        77              0.55
                                                                                         ------------------------------------------
                                               $ 75,001-100,000                  # & %                       139              1.38
                                                                                         ------------------------------------------
                                               $ 100,001-150,000                 # & %                       551              7.84
                                                                                         ------------------------------------------
                                               $ 150,001-200,000                 # & %                       641             12.63
                                                                                         ------------------------------------------
                                               $ 200,001-250,000                 # & %                       600             15.11
                                                                                         ------------------------------------------
                                               $ 250,001-300,000                 # & %                       552             17.02
                                                                                         ------------------------------------------
                                               $ 300,001-350,000                 # & %                       396             14.41
                                                                                         ------------------------------------------
                                               $ 350,001-400,000                 # & %                       229              9.53
                                                                                         ------------------------------------------
                                               $ 400,001-450,000                 # & %                        99              4.73
                                                                                         ------------------------------------------
                                               $ 450,001-500,000                 # & %                       109              5.85
                                                                                         ------------------------------------------
                                               $ 500,001-550,000                 # & %                        49              2.89
                                                                                         ------------------------------------------
                                               $ 550,001-600,000                 # & %                        38              2.43
                                                                                         ------------------------------------------
                                               $ 600,001-650,000                 # & %                        44              3.11
                                                                                         ------------------------------------------
                                               $ 650,001-700,000                 # & %                         4              0.31
                                                                                         ------------------------------------------
                                               $ 700,001-750,000                 # & %                         1              0.08
                                                                                         ------------------------------------------
                                               $ 750,001-800,000                 # & %                         3              0.26
                                                                                         ------------------------------------------
                                               $ 800,001-850,000                 # & %
                                                                                         ------------------------------------------
                                               $ 850,001-900,000                 # & %                         5              0.49
                                                                                         ------------------------------------------
                                               $ 900,001-950,000                 # & %                         3              0.32
                                                                                         ------------------------------------------
                                               $ 950,001-1,000,000               # & %                         2              0.22
                                                                                         ------------------------------------------
                                               > $ 1,000,001                     # & %                         5               0.7
                                                                                         ------------------------------------------

                                                          Deal Name                               Data
                                                                                         ------------------------
Geographic Distribution                        AK                                  %                       0.078
-----------------------
                                                                                         ------------------------
                                               AL                                  %                        0.37
                                                                                         ------------------------
                                               AR                                  %                       0.036
                                                                                         ------------------------
                                               AZ                                  %                       5.652
                                                                                         ------------------------
                                               CA                                  %                      31.784
                                                                                         ------------------------
                                               CO                                  %                       3.149
                                                                                         ------------------------
                                               CT                                  %                       0.386
                                                                                         ------------------------
                                               DC                                  %                       0.888
                                                                                         ------------------------
                                               DE                                  %                       0.055
                                                                                         ------------------------
                                               FL                                  %                       9.876
                                                                                         ------------------------
                                               GA                                  %                       1.669
                                                                                         ------------------------
                                               HI                                  %                       1.033
                                                                                         ------------------------
                                               IA                                  %
                                                                                         ------------------------
                                               ID                                  %                       0.982
                                                                                         ------------------------
                                               IL                                  %                       3.783
                                                                                         ------------------------
                                               IN                                  %                         0.4
                                                                                         ------------------------
                                               KS                                  %                       0.108
                                                                                         ------------------------
                                               KY                                  %                       0.249
                                                                                         ------------------------
                                               LA                                  %                       0.021
                                                                                         ------------------------
                                               MA                                  %                       2.136
                                                                                         ------------------------
                                               MD                                  %                       4.152
                                                                                         ------------------------
                                               ME                                  %                       0.062
                                                                                         ------------------------
                                               MI                                  %                       1.289
                                                                                         ------------------------
                                               MN                                  %                       0.833
                                                                                         ------------------------
                                               MO                                  %                       0.367
                                                                                         ------------------------
                                               MS                                  %                       0.009
                                                                                         ------------------------
                                               MT                                  %                       0.177
                                                                                         ------------------------
                                               NC                                  %                       0.762
                                                                                         ------------------------
                                               ND                                  %
                                                                                         ------------------------
                                               NE                                  %                       0.009
                                                                                         ------------------------
                                               NH                                  %                       0.251
                                                                                         ------------------------
                                               NJ                                  %                       2.377
                                                                                         ------------------------
                                               NM                                  %                        0.29
                                                                                         ------------------------
                                               NV                                  %                       5.873
                                                                                         ------------------------
                                               NY                                  %                       1.244
                                                                                         ------------------------
                                               OH                                  %                       1.412
                                                                                         ------------------------
                                               OK                                  %                       0.039
                                                                                         ------------------------
                                               OR                                  %                       1.603
                                                                                         ------------------------
                                               PA                                  %                       0.803
                                                                                         ------------------------
                                               RI                                  %                       0.285
                                                                                         ------------------------
                                               SC                                  %                       0.801
                                                                                         ------------------------
                                               SD                                  %
                                                                                         ------------------------
                                               TN                                  %                       0.762
                                                                                         ------------------------
                                               TX                                  %                       1.273
                                                                                         ------------------------
                                               UT                                  %                       1.114
                                                                                         ------------------------
                                               VA                                  %                       6.936
                                                                                         ------------------------
                                               VT                                  %
                                                                                         ------------------------
                                               WA                                  %                        4.34
                                                                                         ------------------------
                                               WI                                  %                       0.214
                                                                                         ------------------------
                                               WV                                  %                       0.057
                                                                                         ------------------------
                                               WY                                  %                       0.011
                                                                                         ------------------------


------------------------------------------------------------------------------
Please populate column D (&E) with the corresponding pool characteristics in Column B. - For values in currency format, omit $. - For values in percentage format, provide data to 3 decimal places and omit %. - For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee. - For MI Flag, Y or N.

------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


   Balance           WAC      FICO         LTV              Occupancy               Purpose       Property Type    State
    650000         7.125       756       75.06         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       VA
    647500          5.75       797          70              NON OWNER              PURCHASE       SINGLE FAMILY       MD
 605129.67          5.25       720       67.65            SECOND HOME              PURCHASE                 PUD       FL
    611000          6.25       728          65              NON OWNER              PURCHASE               CONDO       FL
 638839.72           6.5       731          80         OWNER OCCUPIED              PURCHASE          2-4 FAMILY       CA
    637500          6.25       644          85         OWNER OCCUPIED          CASHOUT REFI                 PUD       VA
    650000         5.625       757       78.87         OWNER OCCUPIED              PURCHASE                 PUD       CA
 649997.89         5.625       648       54.17         OWNER OCCUPIED          CASHOUT REFI                 PUD       MD
 614844.87         5.375       766          80         OWNER OCCUPIED              PURCHASE                 PUD       NV
 885349.36           6.5       735          80         OWNER OCCUPIED              PURCHASE                 PUD       CO
   1293750         6.375       687          75         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       AZ
    650000          6.75       667       78.31         OWNER OCCUPIED          CASHOUT REFI       SINGLE FAMILY       CA
 622042.51         6.375       686          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
 647805.12         5.375       779       59.09         OWNER OCCUPIED          CASHOUT REFI       SINGLE FAMILY       CA
 860623.01         6.375       687       69.16              NON OWNER        RATE/TERM REFI       SINGLE FAMILY       NC
   1365000         6.375       674          70         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       AZ
    645000         6.875       689       72.07         OWNER OCCUPIED        RATE/TERM REFI                 PUD       CA
1279999.98          5.75       676       71.91         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    681250          6.25       681       59.24         OWNER OCCUPIED          CASHOUT REFI       SINGLE FAMILY       CA
    940000             6       737          80            SECOND HOME        RATE/TERM REFI               CONDO       MD
    650000         5.625       751       76.74         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    630000             6       753          75         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       OH
    940000         6.625       654      76.735         OWNER OCCUPIED        RATE/TERM REFI       SINGLE FAMILY       VA
 797281.06         7.375       714      79.949         OWNER OCCUPIED              PURCHASE               CONDO       NJ
 643499.99         7.375       719          65              NON OWNER          CASHOUT REFI          2-4 FAMILY       CA
    656000           7.5       723          80         OWNER OCCUPIED          CASHOUT REFI                 PUD       NV
    698000         6.875       658       69.94         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       MD
 619999.99         6.875       672          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    616000          7.25       711          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    870000           6.5       649          75         OWNER OCCUPIED        RATE/TERM REFI       SINGLE FAMILY       IL
  999073.8         6.375       734      73.801         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       FL
    605600         6.875       639          80         OWNER OCCUPIED          CASHOUT REFI       SINGLE FAMILY       WA
    610000           6.5       634      67.778         OWNER OCCUPIED        RATE/TERM REFI                 PUD       CA
    621600         7.375       673          80         OWNER OCCUPIED              PURCHASE                 PUD       VA
    880000          6.25       683          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       UT
1094409.42             6       767          70         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    620000         6.625       699          80         OWNER OCCUPIED              PURCHASE                 PUD       CA
    650000         6.375       674      68.063         OWNER OCCUPIED        RATE/TERM REFI       SINGLE FAMILY       AZ
    612500           6.5       738          70              NON OWNER              PURCHASE               CONDO       CA
    650000          5.75       697      79.268         OWNER OCCUPIED        RATE/TERM REFI       SINGLE FAMILY       CA
    640000         5.875       749          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    620000          6.75       715          80         OWNER OCCUPIED              PURCHASE                 PUD       VA
    604000          6.25       740          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    650000          6.25       740      65.327         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    650000         6.875       706      75.067         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    620000           6.5       683          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    623250           6.5       713      79.997         OWNER OCCUPIED              PURCHASE                 PUD       NV
    649600         6.625       704          80         OWNER OCCUPIED              PURCHASE                 PUD       CA
    624000             7       750          80         OWNER OCCUPIED              PURCHASE               CONDO       CA
    624000           6.5       772          80         OWNER OCCUPIED              PURCHASE                 PUD       CA
    750000             6       709      70.929         OWNER OCCUPIED          CASHOUT REFI       SINGLE FAMILY       CA
    623000         6.375       813          70         OWNER OCCUPIED              PURCHASE          2-4 FAMILY       CA
    760000          7.25       754          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    948000          6.25       722          80         OWNER OCCUPIED              PURCHASE                 PUD       CA
    699300         6.375       771          70         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    650000         5.375       725       76.47         OWNER OCCUPIED        RATE/TERM REFI       SINGLE FAMILY       NM
   1251250          6.75       748          65         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       HI
    644000           6.5       800          80         OWNER OCCUPIED              PURCHASE               CONDO       MD
    650000          5.25       734       77.47         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    626177         5.875       798          80         OWNER OCCUPIED              PURCHASE                 PUD       CA
    960000          6.25       737          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    632000         5.875       692          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       MD
    770000         6.875       647          70              NON OWNER        RATE/TERM REFI                 PUD       NC
    873871         6.375       666       78.02         OWNER OCCUPIED        RATE/TERM REFI       SINGLE FAMILY       GA
    619500         6.625       685          75            SECOND HOME              PURCHASE               CONDO       FL
    608000         6.125       701          80         OWNER OCCUPIED              PURCHASE       SINGLE FAMILY       CA
    645855          6.25       681          80         OWNER OCCUPIED              PURCHASE                 PUD       CA


   Balance                     City          ZIP          DTI         Documentation
    650000                ANNANDALE        22003            0                  SIVA
    647500                ROCKVILLE        20850        17.91              FULL/ALT
 605129.67              GAINESVILLE        32607       42.592                  SIVA
    611000             MARCO ISLAND        34145            0           NINA/NO DOC
 638839.72                 GLENDALE        91206        43.43              FULL/ALT
    637500                HAYMARKET        20169       39.872                  SIVA
    650000                   FOLSOM        95630            0                  SIVA
 649997.89           MITCHELLVILLEM        20721         40.8              FULL/ALT
 614844.87                     RENO        89523            0                  SIVA
 885349.36                 MORRISON        80465        29.13              FULL/ALT
   1293750                  PHOENIX        85016        38.34              FULL/ALT
    650000                 SAN JOSE        95117        37.83                  SIVA
 622042.51            LAKE ELSINORE        92530        38.22                  SISA
 647805.12                RIVERSIDE        92506        18.24              FULL/ALT
 860623.01                 RODANTHE        27968        22.36              FULL/ALT
   1365000               SCOTTSDALE        85255        35.03                  SIVA
    645000                  SALINAS        93908       37.943                  SIVA
1279999.98              BELL CANYON        91307        41.63              FULL/ALT
    681250                    TRACY        95377            0           NINA/NO DOC
    940000               OCEAN CITY        21842        30.51                  SIVA
    650000                  CONCORD        94518            0                  SIVA
    630000           SHAKER HEIGHTS        44120            0           NINA/NO DOC
    940000                  KINSALE        22488       40.155                  SIVA
 797281.06                 FORT LEE         7024       34.798                  SIVA
 643499.99                  OAKLAND        94606       22.666                  SIVA
    656000                LAS VEGAS        89141       36.176                  SIVA
    698000                 BETHESDA        20817       44.506                  SIVA
 619999.99                SAN DIEGO        92106       30.899                  SIVA
    616000              SANTA CLARA        95051       38.804                  SIVA
    870000                 GLENVIEW        60025       21.235                  SIVA
  999073.8               PLANTATION        33325       28.215                  SIVA
    605600            MERCER ISLAND        98040        39.95                  SIVA
    610000                ESCONDIDO        92027       31.981                  SIVA
    621600              CENTREVILLE        20120       39.528                  SIVA
    880000                PARK CITY        84060       25.653                  SIVA
1094409.42              LOS ANGELES        90049       16.213                  SIVA
    620000              GRANITE BAY        95746       30.719                  SIVA
    650000               SCOTTSDALE        85262       29.889                  SISA
    612500                SAN DIEGO        92130       36.948              FULL/ALT
    650000                 DANVILLE        94526       41.363                  SIVA
    640000         RANCHO CUCAMONGA        91730       38.528                  SIVA
    620000               ALEXANDRIA        22315       38.796                  SIVA
    604000                 SAN JOSE        95148       30.943                  SIVA
    650000              MORGAN HILL        95037       43.846                  SIVA
    650000               UNION CITY        94587       37.616                  SIVA
    620000              WESTMINSTER        92683       41.801                  SIVA
    623250                LAS VEGAS        89138       44.696                  SIVA
    649600             LADERA RANCH        92694         39.1                  SIVA
    624000                 PASADENA        91101       39.671                  SIVA
    624000              LAKE FOREST        92630       39.474                  SIVA
    750000                HOLLISTER        95023       35.545                  SIVA
    623000              WATSONVILLE        95065       42.829                  SIVA
    760000              LOS ANGELES        91403       28.288                  SIVA
    948000                  CONCORD        94521       39.076                  SIVA
    699300            MOUNTAIN VIEW        94040       35.566                  SIVA
    650000                 SANTA FE        87508        27.64                  SIVA
   1251250                  HANALEI        96714            0           NINA/NO DOC
    644000              CHEVY CHASE        20815            0                  SIVA
    650000                 REDLANDS        92373        25.29                  SIVA
    626177                   LOOMIS        95650        35.63                  SIVA
    960000                 REDLANDS        92373        38.15                  SIVA
    632000           MARRIOTTSVILLE        21104            0                  SIVA
    770000                  COROLLA        27927        44.97              FULL/ALT
    873871                  ATLANTA        30319        38.08                  SIVA
    619500                   NAPLES        34108        36.16                  SIVA
    608000                CAMARILLO        93012         41.5                  SIVA
    645855                   LOOMIS        95650            0                  SIVA

Disclaimer:
Copyright (C) 2005 by Goldman, Sachs & Co.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15

-----------------------------------------------------------------------------------------------------------------------------------
Product Type             WA IO Term    Number of        Loan Balance    Avg. Loan Balance    % of Total IO   % of Total    WA FICO
2/28 ARM 24 Month IO                      Loans                                                                    Pool
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO
                         ----------------------------------------------------------------------------------------------------------
2/28 ARM 120 Month IO           120          156      $47,886,002.64          $306,961.56             100          5.83    717.203
                         ----------------------------------------------------------------------------------------------------------
3/27 ARM 24 Month IO
                         ----------------------------------------------------------------------------------------------------------
3/27 ARM 36 Month IO             36          137       48,620,929.90           354,897.30             100          5.92     722.88
                         ----------------------------------------------------------------------------------------------------------
3/27 ARM 60 Month IO
                         ----------------------------------------------------------------------------------------------------------
5/25 ARM 60 Month IO             60        1,948      465,051,928.92           238,733.02             100         56.61    710.938
                         ----------------------------------------------------------------------------------------------------------
30 Fixed IO
15 Fixed IO
                         ----------------------------------------------------------------------------------------------------------
Other IO                     114.62          992      259,914,647.31           262,010.73             100         31.64    714.632
-----------------------------------------------------------------------------------------------------------------------------------
Totals:                      79.359        3,233     $821,473,508.77          $254,090.17             100           100    713.179
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Product Type               WA LTV     % Owner Occupied    % Purchase   % Investor     WA DTI    % Full Doc
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO
                          ---------------------------------------------------------------------------------
2/28 ARM 120 Month IO       78.64               75.696        78.456       22.624     35.641        10.932
                          ---------------------------------------------------------------------------------
3/27 ARM 24 Month IO
                          ---------------------------------------------------------------------------------
3/27 ARM 36 Month IO       78.332               75.555        71.666       21.317     36.364        42.606
                          ---------------------------------------------------------------------------------
3/27 ARM 60 Month IO
                          ---------------------------------------------------------------------------------
5/25 ARM 60 Month IO       77.878               81.173        74.942        9.517     37.445        31.878
                          ---------------------------------------------------------------------------------
30 Fixed IO
15 Fixed IO
                          ---------------------------------------------------------------------------------
Other IO                   77.398               68.425        68.275        25.92     36.378        19.859
-----------------------------------------------------------------------------------------------------------
Totals:                    77.797               76.488        72.844        16.17     36.941        27.489
-----------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                Initial Periodic Caps
------------------------------------------------------------------------------------------------------------------------------
Product Type                      1.00%     1.50%             2.00%     2.50%    3.00%     3.50%     4.00%      4.50%    5.00%
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO
                          ----------------------------------------------------------------------------------------------------
2/28 ARM 120 Month IO     47,886,002.64        0                 0         0        0         0         0          0        0
                          ----------------------------------------------------------------------------------------------------
3/27 ARM 24 Month IO
                          ----------------------------------------------------------------------------------------------------
3/27 ARM 36 Month IO      12,235,953.25        0     36,384,976.65         0        0         0         0          0        0
                          ----------------------------------------------------------------------------------------------------
3/27 ARM 60 Month IO
                          ----------------------------------------------------------------------------------------------------
5/25 ARM 60 Month IO      29,669,238.72        0    435,382,690.20         0        0         0         0          0        0
                          ----------------------------------------------------------------------------------------------------
Other IO                 182,010,551.05        0     77,904,096.26         0        0         0         0          0        0
------------------------------------------------------------------------------------------------------------------------------
                         271,801,745.66        0    549,671,763.11         0        0         0         0          0        0
------------------------------------------------------------------------------------------------------------------------------

                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                        Registration Statement No. 333-120274-38



                                                            Periodic Caps
Product Type            1.00%    1.50%        2.00%        2.50%        3.00%        3.50%     4.00%      4.50%          5.00%
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO
2/28 ARM 120 Month IO        0        0               0         0   47,886,002.64         0         0           0                 0
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO         0        0   10,803,874.36         0   25,581,102.29         0         0           0     12,235,953.25
3/27 ARM 60 Month IO
5/25 ARM 60 Month IO         0        0    1,375,865.00         0               0         0         0           0    463,676,063.92
Other IO                     0        0   23,746,692.94         0    1,094,409.42         0         0           0    234,028,484.03
                             0        0   35,926,432.30         0   74,561,514.35         0         0           0    709,940,501.20



IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                                       Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-120274-38


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                    Deal Name                       Data
                             GSAA 2005-15
WA DTI

                                                            -------------------
DTI Distribution             DTI <10.00                %                  8.94
----------------
                                                            -------------------
                             DTI 10.00-19.99           %                 2.668
                                                            -------------------
                             DTI 20.00-29.99           %                12.493
                                                            -------------------
                             DTI 30.00-39.99           %                44.839
                                                            -------------------
                             DTI 40.00-49.99           %                28.145
                                                            -------------------
                             DTI 50.00-59.99           %                 2.654
                                                            -------------------
                             DTI 60.00-69.99           %                 0.203
                                                            -------------------
                             DTI 70 up                                   0.057
                                                            -------------------



                                                                Data ( # )         Data ( % )
                                                            --------------------------------------
Loan Balance Distribution    $ 0-25,000              # & %                   2                  0
-------------------------                                   --------------------------------------
                             $ 25,001-50,000         # & %                  27               0.13
                                                            --------------------------------------
                             $ 50,001-75,000         # & %                  77               0.55
                                                            --------------------------------------
                             $ 75,001-100,000        # & %                 139               1.38
                                                            --------------------------------------
                             $ 100,001-150,000       # & %                 551               7.84
                                                            --------------------------------------
                             $ 150,001-200,000       # & %                 641              12.63
                                                            --------------------------------------
                             $ 200,001-250,000       # & %                 600              15.11
                                                            --------------------------------------
                             $ 250,001-300,000       # & %                 552              17.02
                                                            --------------------------------------
                             $ 300,001-350,000       # & %                 396              14.41
                                                            --------------------------------------
                             $ 350,001-400,000       # & %                 229               9.53
                                                            --------------------------------------
                             $ 400,001-450,000       # & %                  99               4.73
                                                            --------------------------------------
                             $ 450,001-500,000       # & %                 109               5.85
                                                            --------------------------------------
                             $ 500,001-550,000       # & %                  49               2.89
                                                            --------------------------------------
                             $ 550,001-600,000       # & %                  38               2.43
                                                            --------------------------------------
                             $ 600,001-650,000       # & %                  44               3.11
                                                            --------------------------------------
                             $ 650,001-700,000       # & %                   4               0.31
                                                            --------------------------------------
                             $ 700,001-750,000       # & %                   1               0.08
                                                            --------------------------------------
                             $ 750,001-800,000       # & %                   3               0.26
                                                            --------------------------------------
                             $ 800,001-850,000       # & %
                                                            --------------------------------------
                             $ 850,001-900,000       # & %                   5               0.49
                                                            --------------------------------------
                             $ 900,001-950,000       # & %                   3               0.32
                                                            --------------------------------------
                             $ 950,001-1,000,000     # & %                   2               0.22
                                                            --------------------------------------
                             > $ 1,000,001           # & %                   5                0.7
                                                            --------------------------------------



                                    Deal Name                       Data
                                                            -------------------
Geographic Distribution      AK                        %                 0.078
-----------------------                                     -------------------
                             AL                        %                  0.37
                                                            -------------------
                             AR                        %                 0.036
                                                            -------------------
                             AZ                        %                 5.652
                                                            -------------------
                             CA                        %                31.784
                                                            -------------------
                             CO                        %                 3.149
                                                            -------------------
                             CT                        %                 0.386
                                                            -------------------
                             DC                        %                 0.888
                                                            -------------------
                             DE                        %                 0.055
                                                            -------------------
                             FL                        %                 9.876
                                                            -------------------
                             GA                        %                 1.669
                                                            -------------------
                             HI                        %                 1.033
                                                            -------------------
                             IA                        %
                                                            -------------------
                             ID                        %                 0.982
                                                            -------------------
                             IL                        %                 3.783
                                                            -------------------
                             IN                        %                   0.4
                                                            -------------------
                             KS                        %                 0.108
                                                            -------------------
                             KY                        %                 0.249
                                                            -------------------
                             LA                        %                 0.021
                                                            -------------------
                             MA                        %                 2.136
                                                            -------------------
                             MD                        %                 4.152
                                                            -------------------
                             ME                        %                 0.062
                                                            -------------------
                             MI                        %                 1.289
                                                            -------------------
                             MN                        %                 0.833
                                                            -------------------
                             MO                        %                 0.367
                                                            -------------------
                             MS                        %                 0.009
                                                            -------------------
                             MT                        %                 0.177
                                                            -------------------
                             NC                        %                 0.762
                                                            -------------------
                             ND                        %
                                                            -------------------
                             NE                        %                 0.009
                                                            -------------------
                             NH                        %                 0.251
                                                            -------------------
                             NJ                        %                 2.377
                                                            -------------------
                             NM                        %                  0.29
                                                            -------------------
                             NV                        %                 5.873
                                                            -------------------
                             NY                        %                 1.244
                                                            -------------------
                             OH                        %                 1.412
                                                            -------------------
                             OK                        %                 0.039
                                                            -------------------
                             OR                        %                 1.603
                                                            -------------------
                             PA                        %                 0.803
                                                            -------------------
                             RI                        %                 0.285
                                                            -------------------
                             SC                        %                 0.801
                                                            -------------------
                             SD                        %
                                                            -------------------
                             TN                        %                 0.762
                                                            -------------------
                             TX                        %                 1.273
                                                            -------------------
                             UT                        %                 1.114
                                                            -------------------
                             VA                        %                 6.936
                                                            -------------------
                             VT                        %
                                                            -------------------
                             WA                        %                  4.34
                                                            -------------------
                             WI                        %                 0.214
                                                            -------------------
                             WV                        %                 0.057
                                                            -------------------
                             WY                        %                 0.011
                                                            -------------------





------------------------------------------------------------------------------
Please populate column D (&E) with the corresponding pool characteristics in Column B. - For values in currency format, omit $. - For values in percentage format, provide data to 3 decimal places and omit %. - For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee. - For MI Flag, Y or N.
------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



       Balance            WAC         FICO        LTV              Occupancy            Purpose        Property Type      State
               650000        7.125        756       75.06 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        VA
               647500         5.75        797          70 NON OWNER            PURCHASE           SINGLE FAMILY        MD
            605129.67         5.25        720       67.65 SECOND HOME          PURCHASE           PUD                  FL
               611000         6.25        728          65 NON OWNER            PURCHASE           CONDO                FL
            638839.72          6.5        731          80 OWNER OCCUPIED       PURCHASE           2-4 FAMILY           CA
               637500         6.25        644          85 OWNER OCCUPIED       CASHOUT REFI       PUD                  VA
               650000        5.625        757       78.87 OWNER OCCUPIED       PURCHASE           PUD                  CA
            649997.89        5.625        648       54.17 OWNER OCCUPIED       CASHOUT REFI       PUD                  MD
            614844.87        5.375        766          80 OWNER OCCUPIED       PURCHASE           PUD                  NV
            885349.36          6.5        735          80 OWNER OCCUPIED       PURCHASE           PUD                  CO
              1293750        6.375        687          75 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        AZ
               650000         6.75        667       78.31 OWNER OCCUPIED       CASHOUT REFI       SINGLE FAMILY        CA
            622042.51        6.375        686          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
            647805.12        5.375        779       59.09 OWNER OCCUPIED       CASHOUT REFI       SINGLE FAMILY        CA
            860623.01        6.375        687       69.16 NON OWNER            RATE/TERM REFI     SINGLE FAMILY        NC
              1365000        6.375        674          70 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        AZ
               645000        6.875        689       72.07 OWNER OCCUPIED       RATE/TERM REFI     PUD                  CA
           1279999.98         5.75        676       71.91 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               681250         6.25        681       59.24 OWNER OCCUPIED       CASHOUT REFI       SINGLE FAMILY        CA
               940000            6        737          80 SECOND HOME          RATE/TERM REFI     CONDO                MD
               650000        5.625        751       76.74 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               630000            6        753          75 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        OH
               940000        6.625        654      76.735 OWNER OCCUPIED       RATE/TERM REFI     SINGLE FAMILY        VA
            797281.06        7.375        714      79.949 OWNER OCCUPIED       PURCHASE           CONDO                NJ
            643499.99        7.375        719          65 NON OWNER            CASHOUT REFI       2-4 FAMILY           CA
               656000          7.5        723          80 OWNER OCCUPIED       CASHOUT REFI       PUD                  NV
               698000        6.875        658       69.94 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        MD
            619999.99        6.875        672          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               616000         7.25        711          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               870000          6.5        649          75 OWNER OCCUPIED       RATE/TERM REFI     SINGLE FAMILY        IL
             999073.8        6.375        734      73.801 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        FL
               605600        6.875        639          80 OWNER OCCUPIED       CASHOUT REFI       SINGLE FAMILY        WA
               610000          6.5        634      67.778 OWNER OCCUPIED       RATE/TERM REFI     PUD                  CA
               621600        7.375        673          80 OWNER OCCUPIED       PURCHASE           PUD                  VA
               880000         6.25        683          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        UT
           1094409.42            6        767          70 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               620000        6.625        699          80 OWNER OCCUPIED       PURCHASE           PUD                  CA
               650000        6.375        674      68.063 OWNER OCCUPIED       RATE/TERM REFI     SINGLE FAMILY        AZ
               612500          6.5        738          70 NON OWNER            PURCHASE           CONDO                CA
               650000         5.75        697      79.268 OWNER OCCUPIED       RATE/TERM REFI     SINGLE FAMILY        CA
               640000        5.875        749          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               620000         6.75        715          80 OWNER OCCUPIED       PURCHASE           PUD                  VA
               604000         6.25        740          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               650000         6.25        740      65.327 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               650000        6.875        706      75.067 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               620000          6.5        683          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               623250          6.5        713      79.997 OWNER OCCUPIED       PURCHASE           PUD                  NV
               649600        6.625        704          80 OWNER OCCUPIED       PURCHASE           PUD                  CA
               624000            7        750          80 OWNER OCCUPIED       PURCHASE           CONDO                CA
               624000          6.5        772          80 OWNER OCCUPIED       PURCHASE           PUD                  CA
               750000            6        709      70.929 OWNER OCCUPIED       CASHOUT REFI       SINGLE FAMILY        CA
               623000        6.375        813          70 OWNER OCCUPIED       PURCHASE           2-4 FAMILY           CA
               760000         7.25        754          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               948000         6.25        722          80 OWNER OCCUPIED       PURCHASE           PUD                  CA
               699300        6.375        771          70 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               650000        5.375        725       76.47 OWNER OCCUPIED       RATE/TERM REFI     SINGLE FAMILY        NM
              1251250         6.75        748          65 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        HI
               644000          6.5        800          80 OWNER OCCUPIED       PURCHASE           CONDO                MD
               650000         5.25        734       77.47 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               626177        5.875        798          80 OWNER OCCUPIED       PURCHASE           PUD                  CA
               960000         6.25        737          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               632000        5.875        692          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        MD
               770000        6.875        647          70 NON OWNER            RATE/TERM REFI     PUD                  NC
               873871        6.375        666       78.02 OWNER OCCUPIED       RATE/TERM REFI     SINGLE FAMILY        GA
               619500        6.625        685          75 SECOND HOME          PURCHASE           CONDO                FL
               608000        6.125        701          80 OWNER OCCUPIED       PURCHASE           SINGLE FAMILY        CA
               645855         6.25        681          80 OWNER OCCUPIED       PURCHASE           PUD                  CA


       Balance                        City      ZIP       DTI       Documentation
               650000    ANNANDALE                22003           0 SIVA
               647500    ROCKVILLE                20850       17.91 FULL/ALT
            605129.67    GAINESVILLE              32607      42.592 SIVA
               611000    MARCO ISLAND             34145           0 NINA/NO DOC
            638839.72    GLENDALE                 91206       43.43 FULL/ALT
               637500    HAYMARKET                20169      39.872 SIVA
               650000    FOLSOM                   95630           0 SIVA
            649997.89    MITCHELLVILLEM           20721        40.8 FULL/ALT
            614844.87    RENO                     89523           0 SIVA
            885349.36    MORRISON                 80465       29.13 FULL/ALT
              1293750    PHOENIX                  85016       38.34 FULL/ALT
               650000    SAN JOSE                 95117       37.83 SIVA
            622042.51    LAKE ELSINORE            92530       38.22 SISA
            647805.12    RIVERSIDE                92506       18.24 FULL/ALT
            860623.01    RODANTHE                 27968       22.36 FULL/ALT
              1365000    SCOTTSDALE               85255       35.03 SIVA
               645000    SALINAS                  93908      37.943 SIVA
           1279999.98    BELL CANYON              91307       41.63 FULL/ALT
               681250    TRACY                    95377           0 NINA/NO DOC
               940000    OCEAN CITY               21842       30.51 SIVA
               650000    CONCORD                  94518           0 SIVA
               630000    SHAKER HEIGHTS           44120           0 NINA/NO DOC
               940000    KINSALE                  22488      40.155 SIVA
            797281.06    FORT LEE                  7024      34.798 SIVA
            643499.99    OAKLAND                  94606      22.666 SIVA
               656000    LAS VEGAS                89141      36.176 SIVA
               698000    BETHESDA                 20817      44.506 SIVA
            619999.99    SAN DIEGO                92106      30.899 SIVA
               616000    SANTA CLARA              95051      38.804 SIVA
               870000    GLENVIEW                 60025      21.235 SIVA
             999073.8    PLANTATION               33325      28.215 SIVA
               605600    MERCER ISLAND            98040       39.95 SIVA
               610000    ESCONDIDO                92027      31.981 SIVA
               621600    CENTREVILLE              20120      39.528 SIVA
               880000    PARK CITY                84060      25.653 SIVA
           1094409.42    LOS ANGELES              90049      16.213 SIVA
               620000    GRANITE BAY              95746      30.719 SIVA
               650000    SCOTTSDALE               85262      29.889 SISA
               612500    SAN DIEGO                92130      36.948 FULL/ALT
               650000    DANVILLE                 94526      41.363 SIVA
               640000    RANCHO CUCAMONGA         91730      38.528 SIVA
               620000    ALEXANDRIA               22315      38.796 SIVA
               604000    SAN JOSE                 95148      30.943 SIVA
               650000    MORGAN HILL              95037      43.846 SIVA
               650000    UNION CITY               94587      37.616 SIVA
               620000    WESTMINSTER              92683      41.801 SIVA
               623250    LAS VEGAS                89138      44.696 SIVA
               649600    LADERA RANCH             92694        39.1 SIVA
               624000    PASADENA                 91101      39.671 SIVA
               624000    LAKE FOREST              92630      39.474 SIVA
               750000    HOLLISTER                95023      35.545 SIVA
               623000    WATSONVILLE              95065      42.829 SIVA
               760000    LOS ANGELES              91403      28.288 SIVA
               948000    CONCORD                  94521      39.076 SIVA
               699300    MOUNTAIN VIEW            94040      35.566 SIVA
               650000    SANTA FE                 87508       27.64 SIVA
              1251250    HANALEI                  96714           0 NINA/NO DOC
               644000    CHEVY CHASE              20815           0 SIVA
               650000    REDLANDS                 92373       25.29 SIVA
               626177    LOOMIS                   95650       35.63 SIVA
               960000    REDLANDS                 92373       38.15 SIVA
               632000    MARRIOTTSVILLE           21104           0 SIVA
               770000    COROLLA                  27927       44.97 FULL/ALT
               873871    ATLANTA                  30319       38.08 SIVA
               619500    NAPLES                   34108       36.16 SIVA
               608000    CAMARILLO                93012        41.5 SIVA
               645855    LOOMIS                   95650           0 SIVA


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



GSAA 2005-15

-------------------------------------------------------------------------------------------------------------------------
         Product Type               WA IO Term      Number of Loans       Loan Balance           Avg. Loan Balance
     2/28 ARM 24 Month IO
     2/28 ARM 36 Month IO
     2/28 ARM 60 Month IO
                                -----------------------------------------------------------------------------------------
     2/28 ARM 120 Month IO                      120          156                 $47,886,002.64          $306,961.56
                                -----------------------------------------------------------------------------------------
     3/27 ARM 24 Month IO
                                -----------------------------------------------------------------------------------------
     3/27 ARM 36 Month IO                        36          137                  48,620,929.90           354,897.30
                                -----------------------------------------------------------------------------------------
     3/27 ARM 60 Month IO
                                -----------------------------------------------------------------------------------------
     5/25 ARM 60 Month IO                        60        1,948                 465,051,928.92           238,733.02
                                -----------------------------------------------------------------------------------------
          30 Fixed IO
          15 Fixed IO
                                -----------------------------------------------------------------------------------------
           Other IO                          114.62          992                 259,914,647.31           262,010.73
-------------------------------------------------------------------------------------------------------------------------
            Totals:                          79.359        3,233                $821,473,508.77          $254,090.17
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
         Product Type          % of Total IO      % of Total Pool  WA FICO          WA LTV        % Owner Occupied
     2/28 ARM 24 Month IO
     2/28 ARM 36 Month IO
     2/28 ARM 60 Month IO
                              -------------------------------------------------------------------------------------------
     2/28 ARM 120 Month IO                    100        5.83           717.203          78.64                  75.696
                              -------------------------------------------------------------------------------------------
     3/27 ARM 24 Month IO
                              -------------------------------------------------------------------------------------------
     3/27 ARM 36 Month IO                     100        5.92            722.88         78.332                  75.555
                              -------------------------------------------------------------------------------------------
     3/27 ARM 60 Month IO
                              -------------------------------------------------------------------------------------------
     5/25 ARM 60 Month IO                     100       56.61           710.938         77.878                  81.173
                              -------------------------------------------------------------------------------------------
          30 Fixed IO
          15 Fixed IO
                              -------------------------------------------------------------------------------------------
           Other IO                           100       31.64           714.632         77.398                  68.425
-------------------------------------------------------------------------------------------------------------------------
            Totals:                           100         100           713.179         77.797                  76.488
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
         Product Type          % Purchase   % Investor     WA DTI       % Full Doc
     2/28 ARM 24 Month IO
     2/28 ARM 36 Month IO
     2/28 ARM 60 Month IO
                               -------------------------------------------------------
     2/28 ARM 120 Month IO           78.456      22.624        35.641          10.932
                               -------------------------------------------------------
     3/27 ARM 24 Month IO
                               -------------------------------------------------------
     3/27 ARM 36 Month IO            71.666      21.317        36.364          42.606
                               -------------------------------------------------------
     3/27 ARM 60 Month IO
                               -------------------------------------------------------
     5/25 ARM 60 Month IO            74.942       9.517        37.445          31.878
                               -------------------------------------------------------
          30 Fixed IO
          15 Fixed IO
                               -------------------------------------------------------
           Other IO                  68.275       25.92        36.378          19.859
--------------------------------------------------------------------------------------
            Totals:                  72.844      16.169        36.941          27.489
--------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
     Initial Periodic Caps
-----------------------------------------------------------------------------------------------------------------------------
         Product Type                  1.00%           1.50%                 2.00%                     2.50%
     2/28 ARM 24 Month IO
     2/28 ARM 36 Month IO
     2/28 ARM 60 Month IO
                                ---------------------------------------------------------------------------------------------
     2/28 ARM 120 Month IO                     0.00            0                              0                    0
                                ---------------------------------------------------------------------------------------------
     3/27 ARM 24 Month IO
                                ---------------------------------------------------------------------------------------------
     3/27 ARM 36 Month IO                      0.00            0                  10,803,874.36                    0
                                ---------------------------------------------------------------------------------------------
     3/27 ARM 60 Month IO
                                ---------------------------------------------------------------------------------------------
     5/25 ARM 60 Month IO                      0.00            0                   1,375,865.00                    0
                                ---------------------------------------------------------------------------------------------
           Other IO                            0.00            0                  23,746,692.94                    0
-----------------------------------------------------------------------------------------------------------------------------
                                               0.00            0                  35,926,432.30                    0
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
     Initial Periodic Caps
---------------------------------------------------------------------------------------------------------------------------
         Product Type                  3.00%             3.50%          4.00%           4.50%               5.00%
     2/28 ARM 24 Month IO
     2/28 ARM 36 Month IO
     2/28 ARM 60 Month IO
                                -------------------------------------------------------------------------------------------
     2/28 ARM 120 Month IO                47886002.64           0                 0              0                       0
                                -------------------------------------------------------------------------------------------
     3/27 ARM 24 Month IO
                                -------------------------------------------------------------------------------------------
     3/27 ARM 36 Month IO                 25581102.29           0                 0              0             12235953.25
                                -------------------------------------------------------------------------------------------
     3/27 ARM 60 Month IO
                                -------------------------------------------------------------------------------------------
     5/25 ARM 60 Month IO                           0           0                 0              0             463676063.9
                                -------------------------------------------------------------------------------------------
           Other IO                        1094409.42           0                 0              0               234028484
---------------------------------------------------------------------------------------------------------------------------
                                          74561514.35           0                 0              0             709940501.2
---------------------------------------------------------------------------------------------------------------------------
